UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07840

Schroder Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Schroder Series Trust P.O. Box 8507 Boston, MA 02266
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2011

Date of reporting period:	October 31, 2011

Item 1.    Reports to Stockholders.

Schroder Mutual Funds

October 31, 2011	Annual Report

Schroder North American Equity Fund

Schroder U.S. Opportunities Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Emerging Market Equity Fund

Schroder International Alpha Fund

Schroder International Multi-Cap Value Fund

Schroder Global Quality Fund

Schroder Total Return Fixed Income Fund

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedules of Investments

North American Equity Fund	24

U.S. Opportunities Fund	33

U.S. Small and Mid Cap Opportunities Fund	36

Emerging Market Equity Fund	39

International Alpha Fund	43

International Multi-Cap Value Fund	46

Global Quality Fund	59

Total Return Fixed Income Fund	68

Statements of Assets and Liabilites	76

Statements of Operations	78

Statements of Changes in Net Assets	80

Financial Highlights	84

Notes to Financial Statements	88

Report of Independent Registered Public Accounting Firm	102

Information Regarding Review and Approval of Investment Advisory Contracts	103

Disclosure of Fund Expenses	106

Trustees and Officers	108

Notice to Shareholders	110

Shareholder Voting Results	113

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

December 9, 2011

Dear Shareholder:

The themes of 2011 continue to be highly relevant today and will once again be the main drivers of returns in 2012.  The investment environment is therefore likely to remain highly challenging.  The market has had no breadth and stocks rise and fall on the same piece of news: risk on or risk off, depending on the latest twist in the Eurozone story or the health of the financial system.  Markets will likely continue to exhibit the high degree of volatility which has characterised the market for the latter half of the reporting period.  Once again, this is an environment in which diversification and a willingness to be flexible in asset allocation will be keys to success as events unfold.

Recent economic data has been supportive of our view that the US economy will avoid a recession. Despite the downturn in equity markets during the latter part of the reporting period, businesses continued to hire and households went out and spent. Other industry reports have also shown positive signs: employment reports have shown an increase in payrolls, the Institute for Supply Management Index remained in expansion territory and retail sales made healthy gains late in the reporting period.

Recently, investors have been held back by the Euro crisis. We saw the Eurozone moving away from danger with the announcement of bigger haircuts on Greek government bonds, recapitalization of the banks and an increased bailout fund.  More detail is needed, but these are first steps as we await reflation, which has yet to come. There is some hope that a restructuring of Greek debt will be realized, but it remains far from certain at the time of this writing. While the “leap” of fiscal union is slowly on its way, suffice to say that there are still significant risks in the region. Fiscal policy is tightening, monetary stimulus is weak and it is not possible to rule out a European recession driven by a credit crunch as banks de-lever in response to haircuts and the European Union’s demand to bolster capital positions. Anecdotal evidence suggests that many banks would choose to reduce their assets rather than raise more capital at this point in the cycle.

Should the Euro area go into recession, there would be a significant impact on the rest of the world. The region accounts for nearly a quarter of global GDP and has significant trading links. In terms of vulnerability to a fall in Eurozone demand, the most affected would be the countries of Eastern Europe (including Russia), Scandinavia, Switzerland and the UK.  In the emerging world, China would be the most affected. In terms of the forecast such dependency highlights the vulnerability of the world economy to a recession in the Euro area. Our research finds an increasing concern in Asia over the Euro crisis. If we add in the banking links, then it is not surprising that Eurozone politicians are feeling pressure from their counterparts elsewhere.

Meanwhile, in response to the slowdown earlier in the reporting period, central banks are currently focussed on easing monetary policy. The growth picture may have improved, but there are also concerns that the risks are still skewed to the downside. As expected the Bank of England was the latest to move by announcing on October 6, 2011, a second round of quantitative easing (QE) where they will purchase £75bn of nominal gilts over a four-month period.  There is also speculation that the US Federal Reserve will launch a third round of QE following comments from Governor Janet Yellen.

Despite these risks, we are not currently forecasting a double dip recession in the US, as we believe temporary factors held back growth earlier in the year and, more fundamentally, that the private sector has adjusted to the financial crisis primarily through a higher household savings rate. Nonetheless, we recognize that the risks are skewed to the downside as households could cut back further in response to recent political uncertainty and financial market weakness. For the key central banks in the Organisation for Economic Co-operation and Development, monetary policy is expected to remain loose with interest rates on hold for an extended period of time. The Fed has already announced its intention to keep rates unchanged until at least mid-2013.

Against this backdrop, we have cut our GDP growth forecasts, but do not anticipate a global recession. It is clear that temporary factors played a role in depressing economic activity in the spring and summer. The Japanese earthquake disrupted supply chains and hit manufacturing production particularly in the auto industry. Production is now returning to normal in Japan and supply chains are being replenished, indicating better growth in coming months. In the emerging world, central banks are likely to start reducing the pace of policy tightening, with some even reversing previous rate hikes. This reflects evidence of a slowdown in these economies, which is partly being driven by the softening in global activity and effects from the crisis in Europe.

From an investment perspective, we believe this suggests that activity will be more volatile than in previous cycles, thus making assets like equities which rely on growth more risky. We believe it also suggests that commodities offer a good investment against fluctuations in growth as they are often the primary source of shocks.

As we stated in the Funds’ Semi-Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

The views expressed in the following report were those of each respective Fund’s portfolio management team as of the date specified, and may not reflect the views of the portfolio managers on the date this Annual Report is published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore may no longer appear in the Schedules of Investments as of October 31, 2011.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2011)

Performance

In the 12 months ended October 31, 2011, the Schroder North American Equity Fund (the “Fund”) rose 7.70% (Investor Shares) and 7.43% (Advisor Shares).  For the same period, the S&P 500 Index (the “Index”) rose by 8.09%.

Market Background

US equities rallied strongly towards the end of 2010 driven by economically sensitive industries as expectations for global growth continued to improve.

By the end of 2010, cyclical industries were in the ascendency, driven by resources, consumer discretionary stocks and industrials, in particular, while the more defensive areas of the market, such as utilities and healthcare, were the clear laggards.  This was driven by a positive reception to the US Federal Reserve Bank’s announcement of a further round of Quantitative Easing (dubbed “QE2”) early in the fourth quarter, as well as an unexpected fiscal stimulus and generally supportive economic data.  Weakness in the US dollar on the back of QE2 and undemanding valuations also helped to buoy the US equity market as we headed into 2011.

At the beginning of 2011, bad weather dampened US consumer spending, while rising commodity prices fuelled concerns about inflation, putting further pressure in the US consumers’ propensity to spend.

Political turmoil in the Middle East and North Africa, the earthquake/tsunami and subsequent nuclear plant crisis in Japan, and ongoing European sovereign debt issues also dented confidence.

Confidence plummeted over the summer as US policymakers struggled to reach a compromise deal to extend the federal debt ceiling and stave off default, while ratings agency Standard & Poor’s downgraded US debt to AA+.  However, positive sentiment for the most part supported overall share price growth during the year.

Over the period as a whole, cyclical sectors including energy (benefiting from rising commodity prices), industrials, materials and consumer discretionary outperformed the Index.

Portfolio Review

The Fund slightly underperformed the Index for the period, as investors primarily favored lower quality and more volatile companies (i.e, loss makers performed well). Within the healthcare sector, healthcare providers detracted from performance as optimism fuelled a rotation out of defensive areas of the market. However, this was offset by good performance from the Fund’s holdings in both biotechnology and managed healthcare. Stock selection in the oil and gas sector also detracted, as did the Fund’s holdings in insurers. These negative contributions were partially offset by positive contributions from consumer-related holdings, especially retailers and consumer durables and services. Chemicals and machinery stocks also outperformed.

Outlook

The Fund remains well diversified, seeking to perform across a broad range of market environments. Multiple investment strategies are spread across a large number of small stock positions to capture broad themes and limit stock-specific risk while top down risks (such as those arising from region and sector positions) are carefully managed.

The key features of the Fund’s current investment balance includes:

•                  Within cyclical parts of the market, opportunities are more mixed outside of technology to which we maintain a small overweight position, principally concentrated in semiconductors and hardware companies. However, while underweight consumer discretionary companies overall, we have recently begun to increase the Fund’s exposure to selected out-of-favour retail stocks.

•                  Within defensives, we retain the Fund’s overweight to telecoms and healthcare stocks, specifically healthcare providers. The Fund continues to hold an underweight allocation to utilities.

•                  Within resources, the Fund retains a preference for energy but we are selectively favoring mining stocks that demonstrate very high levels of profitability in materials.

•                  In addition, the Fund remains focused on high quality companies within financials.

Comparison of Change in the Value of a $10,000 Investment in the Schroder North American Equity Fund

Investor and Advisor Shares vs. the Standard & Poor’s (S&P) 500 Index

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2011	Five Years Ended October 31, 2011 (a)	Annualized Since Inception
Schroder North American Equity Fund —
Investor Shares	7.70%	0.66%	5.15	%(b)
Advisor Shares	7.43%	0.33%	4.81	%(c)
Standard & Poor’s (S&P) 500 Index	8.09%	0.25%	4.57%

(a)	Average annual total return.
(b)	The Investor Shares commenced operations on September 17, 2003.
(c)

The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Apple	2.9%
ExxonMobil	2.7
Chevron	1.7
International Business Machines	1.7
Microsoft	1.6

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Investments
Information Technology	16.5%
Financials	13.1
Energy	11.0
Healthcare	10.8
Consumer Staples	9.7
Consumer Discretionary	8.6
Industrials	8.3
Materials	3.8
Utilities	3.1
Telecommunication Services	2.5
Short-Term Investment	12.6

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2011)

Performance

In the 12 months ended October 31, 2011, the Schroder U.S. Opportunities Fund (the “Fund”) rose 3.78% (Investor Shares) and 3.50% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 6.71%.

Market Background

Over the past year we have seen periods in which high beta and cyclicality led our segment of the market, followed by periods of risk aversion favoring lower beta and higher quality names.  The Fund’s fiscal year ended with a return to the high beta leadership in the market.  Throughout the year macro factors driving the market have been the pace of the US economic recovery and the unfolding scenario in Europe surrounding Greek sovereign debt (and several other nations) and vulnerability of major European banks to erosion in their capital base.  One sign of the importance of macro factors in driving the market has been the exceptionally high correlation of stock returns in the market.  This normally indicates that macro rather than stock-specific factors were more important in impacting returns during the period.

As we are bottom-up in our approach, individual stock selection drives the Fund’s portfolio construction.  However, it is becoming increasingly important to be aware of the macro environment and over the past 12 months we have seen several significant influences in the market.  In late 2010 and early 2011, high beta and cyclical stocks led as optimism about the economic recovery abounded. That began to change in the second quarter and by the third calendar quarter the appetite for risk had diminished considerably, which was a benefit for the Fund as quality and lower beta became favored.  October 2011 saw a remarkable change of direction by the market as risk appetites changed and the Index enjoyed the third strongest month in its history.

Portfolio Review

The Fund underperformed the Index for the 12-month reporting period ended October 31, 2011. Stock selection was the main driver of the Fund’s underperformance, with lagging returns in the technology, producer durables, healthcare and consumer staples sectors. This was partially offset by good selection in the financials, energy and consumer discretionary sectors. At the sector level, the Fund’s underweight in financials contributed to relative returns as this was the weakest performing sector in the Index.  The Fund’s average cash position detracted from relative performance.

Cyclically oriented sectors such as technology and producer durables account for the majority of the Fund’s weak stock selection.  Digital River and Netscout Systems were two laggards in technology.  Digital River’s e-commerce business was hurt by a shift to distribution through mobile application stores, a segment in which the company has little presence.  Netscout is a play on the rapid expansion of wireless data transmission; the company faced headwinds this year due to a high percentage of their customers being either in the government or financial sectors, both of which have become cautious on additional technology spending.   The Fund’s returns in the producer durables group were negatively impacted by Monster Worldwide which saw its job recruiting business slow along with the economy.  We also saw a lag in consumer staples driven by Nash Finch, a food distributor with significant business with smaller and independent grocery stores.  These stores suffered more than the big chains as consumers pinched pennies across the board.

During the year we increased the Fund’s exposure to consumer discretionary and financial services while reducing its technology weighting.  In financials we added to the Fund’s holdings in property-casualty insurance (e.g, Alterra Capital Holdings) and to bank exposure (SVB Financial Group).  This was partially offset as the Fund sold all of its securities brokerage and services stocks during the year.  In consumer discretionary the Fund initiated positions in several industries such as leisure time (Six Flags Entertainment), consumer electronics (Harman International Industries) and restaurants (Wendy’s).

The biggest change in the technology sector was a reduction in the Fund’s exposure to computer services software and systems, which has been (and continues to be) its largest industry weighting in technology.  The sale of Digital River was the biggest reduction in this sector but a number of other names were trimmed during the year.

Outlook

We remain cautious as macro news drives the market. We remain concerned that analysts are too optimistic about earnings prospects for 2012. While we expect the recovery to continue slowly, we do not think earnings gains will be that robust.  For the time being macro news is dominating market moves.  Whether news is about attempts to resolve the sovereign debt and banking crisis in Europe or about employment and economic data in the US, the macro news is obscuring company fundamentals.  We do expect the economy to slowly expand and unemployment rates to slowly come down, but it’s going to take time as we emerge from a credit crisis-induced recession. Finally, we believe American politics may be a wild card throughout the year in the lead-up to next November’s general election.  From time-to-time, we believe that there are likely to be surprises that will have a short-term effect on the market.

Comparison of Change in the Value of a $10,000 Investment in the Schroder U.S. Opportunities Fund

Investor and Advisor Shares vs. the Russell 2000 Index

The Russell 2000 Index is a market capitalization weighted broad-based index of 2,000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2011	Five Years Ended October 31, 2011 (a)	Ten Years Ended October 31, 2011 (a)
Schroder U.S. Opportunities Fund (b) (c) —
Investor Shares	3.78%	3.59%	8.81%
Advisor Shares	3.50%	3.33%	8.54	%(d)
Russell 2000 Index	6.71%	0.68%	7.02%

(a)	Average annual total return.
(b)

Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c)

The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(d)

The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Cleco	2.0%
FTI Consulting	1.6
NorthWestern	1.5
Oil States International	1.5
Innophos Holdings	1.5

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Investments
Consumer Discretionary	17.4%
Financial Services	15.8
Producer Durables	14.4
Technology	12.7
Healthcare	11.4
Materials & Processing	6.7
Utilities	5.5
Other Energy	5.1
Consumer Staples	1.0
Auto & Transportation	0.4
Investment Company	0.3
Short-Term Investment	9.3

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2011)

Performance

In the 12 months ended October 31, 2011, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) rose 5.21% (Investor Shares) and 4.90% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 7.97%.

Market Background

This twelve-month period can be described as discontinuous.  The markets were generally positive until the end of April, but began to slide through May and most of June.  A late June rally failed to sustain itself and in July the market began to pullback.  Then on August 8, 2011, Standard & Poor’s downgraded US Government debt and the market began to fall.  For the balance of the reporting period the market has been driven by macro events in the US and Europe as concerns about the US economy, the US debt ceiling and the European sovereign debt crisis took center stage.  During July, August and September macro news was mostly negative and drove the market to lows last seen in the summer of 2010.  In October, news in the US and Europe turned positive and markets rallied sharply — so much so that the Index experienced the second best monthly return in its history.  In the four-month period from June to October, valuations on the Index have gone from overvalued to undervalued, to near fair value.  This gives a picture of the wide swings recently experienced in equity markets.  For the twelve-month period high beta has been a driving factor in returns.  During rising market periods high beta stocks outperformed by a wide margin, but during the very poor summer markets high beta stocks fell more than the rest of the market.

From a sector perspective, the two strongest performing sectors in the Index were energy and consumer staples.  This is an unusual pairing as consumer staples are typically more defensive while energy stocks are generally viewed as more cyclical in nature.  This reflects the market dichotomy — cyclical stocks performed well leading up to June and also in October, but for June through September defensive stocks clearly were in favor.

Portfolio Review

As noted above the energy sector was a strong performer during the twelve-month reporting period, rising by 20.57%. This was the second best sector return in the Index.  Considerable value was added in this sector due to strong stock selection.  The best performers were petroleum producers and refiners SM Energy and Concho Resources which benefitted from strong production and oil prices that rose in the last months of the reporting period. The Fund also added value in the materials and processing sector, particularly through exposure to precious metals gold and silver.  Key holdings included Yamana Gold, Royal Gold and Pan American Silver.  Utilities, a traditional defensive sector, also added value partly due to stock selection and partly due to allocation.  Financial services was the weakest sector for the full period, and the Fund’s underweight added value.  Primary detractors were the Fund’s cash position and stock selection in healthcare, which has proven to be a difficult area given uncertainties surrounding implementation of the healthcare legislation.  An example is the Fund’s holding in Brookdale Senior Living, which was hurt by a Medicare cut in reimbursements for skilled nursing facilities.

Technology has traditionally been an area of strength for the Fund but that was not the case over the trailing twelve months.  We modestly detracted value due to an overweight in the sector (which lagged the overall Index) and the Fund’s stocks slightly lagged the overall sector return.  The Fund had some very strong returns in the semiconductor group, notably National Semiconductor which was acquired by the large cap company Texas Instruments. This was offset by weakness in the computer services software industry where Digital River and Parametric Technology were weak. The Fund exited its Digital River position because of a softening in the company’s core business. Parametric Technology experienced some decline in orders early in the year but has rebounded nicely in the past month.

Within financials the Fund’s underweight helped but stock selection detracted.  The Fund’s holding in PartnerRe, a reinsurance company, was a notable detractor.  This company was hit by losses due to a number of natural disasters this year, from the tsunami and earthquake in Japan, to floods in Australia and tornadoes in the United States.  The Fund continues to hold the stock due to its high quality (PartnerRe has a very strong balance sheet) and long-term prospects.

Outlook

We are cautious in our outlook.  As noted earlier, macro events in the US and Europe have dominated headlines and driven returns since late Spring, and we do not believe this will stop anytime soon.  We are concerned about US consumers and the problems faced by that group.  The housing market has yet to recover from the end of that market’s bubble, and given the overhang of unsold inventory we expect it could be several years before strength returns to housing.  This is important for two reasons: the housing market has an important multiplier effect in the economy (people buying homes also buy dishwashers, furniture and other items) and the house is the most significant component of most people’s personal wealth.  Coupled with the extent of job losses from the recession and the very slow pace of recovery we do not believe consumers will lead the US economy out of its current sluggish state anytime soon, which we believe is note worthy given that consumption is over 70% of US GDP.  However, we have seen other periods where it was hard to discern a path to recovery for the economy and, accordingly, we continue the Fund’s focus on finding good companies with growth prospects and good business models.  At the end of the day we are bottom-up investors and while we have macro views it is the bottom-up stock selection that drives the Fund’s relative performance.

Comparison of Change in the Value of a $10,000 Investment in the Schroder U.S. Small and Mid Cap Opportunities Fund Investor and Advisor Shares vs. the Russell 2500 Index

The Russell 2500 Index is a market capitalization weighted broad based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 70% of the total market capitalization of the Russell 3000 Index.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2011	Five Years Ended October 31, 2011 (a)	Annualized Since Inception (b)
Schroder U.S. Small and Mid Cap Opportunities Fund —
Investor Shares	5.21%	4.26%	4.27%
Advisor Shares	4.90%	4.01%	4.00%
Russell 2500 Index	7.97%	2.01%	1.94%

(a)	Average annual total return.
(b)	From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Energen	2.0%
Airgas	2.0
Questar	2.0
SM Energy	2.0
Pharmaceutical Product Development	1.9

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Investments
Consumer Discretionary	15.8%
Technology	15.0
Financial Services	14.3
Healthcare	10.9
Materials & Processing	9.7
Producer Durables	8.9
Utilities	6.7
Other Energy	5.4
Auto & Transportation	2.2
Consumer Staples	0.5
Telecommunication Services	0.2
Short-Term Investment	10.4

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2011)

Performance

In the 12 months ending October 31, 2011, the Schroder Emerging Market Equity Fund (the “Fund”) declined -7.73% (Investor Shares) and -7.95% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the “Index”), a broad-based basket of international stocks, which declined -7.72% during the same period.

Market Background

Global equity markets produced a broadly flat return over the period, with sentiment hit by the softening tone of economic data releases in the US and an escalation of the sovereign debt crisis in the Eurozone. Sovereign debt concerns also affected the US, with the country losing its AAA rating from Standard & Poor’s in August 2011, sparking significant equity market volatility which continued to the end of the review period. On the policy front, the Federal Reserve announced a second round of quantitative easing — QE2 — in November 2010 in a bid to support economic growth. However, below-trend growth in 2011 to date led to renewed fears of a ‘double dip’ recession in the US, and more recently the Fed has responded to macroeconomic weakness by announcing ‘Operation Twist’ (a policy maneuver designed to keep long-term interest rates low) while also saying that official rates will stay close to zero until mid-2013. Emerging market equities underperformed developed markets over the year, as the asset class was subject to outflows at the onset of the ‘Arab Spring’ while more recently emerging markets have suffered from a decline in risk appetite at a global level.

Asian emerging markets outperformed broader emerging markets over the year. South Korea outperformed, with market sentiment boosted by expectations that Korean manufacturers would take market share from Japanese rivals affected by March’s earthquake and tsunami. The central bank also halted its policy of interest rate normalization amid concerns over slower global growth. Indonesia outperformed, supported by a strong domestic economy and robust foreign direct investment inflows, although inflation concerns provided a headwind for the market. Malaysia outperformed, reflecting the market’s defensive nature as well as support from the country’s strong current account and its capital controls. Thailand outperformed; political risks eased as the Puea Thai (PT) party won the general election, while the market is also perceived as being more insulated from European Union (EU) sovereign debt risks. Taiwan outperformed; the market was initially hit by fears of supply chain disruption in the technology sector following the Japanese earthquake, but more recently these concerns have eased. The Philippines also outperformed, aided by its large domestic investor base and a moderation in inflation expectations. Chinese equities underperformed, with the authorities raising interest rates and reserve requirement ratios in response to rising inflation. More recently, China has been hit by fears of a ‘hard landing’ following the large credit expansion after the implementation of stimulus in 2008/2009. India underperformed, with stubbornly high inflation forcing the central bank to raise interest rates. Political developments also provided a headwind, with a scandal relating to the misallocation of mobile phone licenses.

The emerging markets of Europe, the Middle East, and Africa performed in line with wider emerging markets. Russia outperformed, buoyed by strength in oil prices, with Brent crude oil rising above $126 a barrel at the height of the ‘Arab Spring’ in April. The Czech market outperformed, reflecting the defensive composition of the local index. South Africa outperformed, aided by a series of new highs in gold prices, although rand weakness weighed on returns. Poland underperformed, with sentiment hit by the EU debt crisis and concerns over consumer exposure to Swiss franc loans. Egypt underperformed, with widespread political unrest forcing the closure of the local bourse for all of February and most of March. Hungary suffered a heavy sell-off, reflecting the economy’s reliance on exports to Europe to drive growth. Local currency weakness and the prevalence of Swiss franc loans in the consumer sector also provided headwinds. Turkey underperformed, reflecting weakness in the lira, concerns over the current account deficit, and unorthodox monetary policy.

Except for Mexico, Latin markets underperformed their emerging market peers. Chile underperformed, with inflation concerns and a decline in copper prices weighing on the market. Colombia underperformed, with the central bank normalising interest rates as food prices exerted upward pressure on inflation. Brazil underperformed, with inflation and interest rate concerns providing the main headwinds; in particular, the decision by the central bank to cut rates by half a percentage point at the end of August surprised many market participants. Peru underperformed, with the sell-off in global commodities in the latter part of the period weighing on sentiment. Political risks also provided a headwind as the left-wing nationalist Ollanta Humala won the presidential election.

Portfolio Review

Fund performance slightly trailed the Index over the reporting period. Emerging markets declined over the year to October 31, 2011 and returns were behind those of developed markets. Country selection detracted from returns over the year while stock selection added value.

In terms of the Fund’s country positioning, the main negative contributions came from overweight positions in Hungary and Turkey, which underperformed, and underweight positions in Indonesia and South Africa, which outperformed. These negative contributions more than offset the positive impact of overweight positions in South Korea, Russia and Thailand, which outperformed, and the underweight to India, which underperformed over the year.

As an open economy, Hungary suffered over the period due in part to the deteriorating outlook for developed Europe and elevated concerns over Eurozone sovereign risk. Hungary’s policy response has also been somewhat unorthodox, including reversing previous pension reforms and offering artificially low exchange rates for mortgages denominated in Swiss francs. Turkey’s economy grew strongly over the period led by the domestic consumer. However, its stock market underperformed following inflation and current account concerns which were accentuated by oil price strength, which followed political unrest in the Middle East and North Africa. Indonesia outperformed, driven by a strong domestic consumer and robust economic fundamentals. South Africa outperformed, supported by gold price strength and robust domestic consumption, together with its relatively low sensitivity to broader global markets during a period of heightened market volatility. By contrast, South Korea benefited from robust economic fundamentals and the supply chain disruptions caused by the earthquake in Japan. Russia benefited from the significant run-up in oil prices that accompanied the Arab Spring and the subsequent supply disruptions in Libya, while Thailand outperformed owing to a strong growth outlook and increased political stability.

Stock selection was favorable over the period. Selection in South Korea was particularly strong (overweight LG Household & Health Care, Hyundai Motor and Cheil Worldwide). Our choice of stocks in China also added to returns (overweight China Shenhua Energy), as did selection in Turkey (overweight TAV Havalimanlari Holding, Turk Telekomunikasyon and Emlak Konut Gayrimenkul Yatirim Ortakligi), Brazil (overweight Companhia Energética de Minas Gerais and Cia de Concessoes Rodoviarias) and Taiwan (overweight Chinatrust Financial Holding, Taiwan Cement and Taiwan Semiconductor Manufacturing). These positive contributions more than offset the unfavorable impact of selection in Mexico (overweight Corporacion GEO SAB de CV and Groupo Financiero Banorte), South Africa (underweight Gold Fields Ltd., overweight Impala Platinum Holdings) and Indonesia (overweight Bank Mandiri, underweight PT Bank Central Asia TBK and PT Astra International).

Outlook

Our outlook for emerging markets remains largely unchanged. The immediate outlook is driven by global events, and we expect that equity markets are likely to remain volatile until there is increased political consensus and action to tackle the challenges in the developed markets. However, we expect that improved stabilization in developed markets, more positive news flow from the US, or policy easing in China could result in stock markets to rebound. We believe that emerging markets look well placed to outperform their developed peers. In stark contrast to the debt-ladened developed world, emerging economies do not face the same structural headwinds from fiscal tightening and de-leveraging that are proving so painful in the US and Europe. Consensus expectations of GDP growth in emerging markets over 2012 remain robust at 6.1% and continue to underline the existence of a two-speed world. Although investor concerns year to date have been dominated by whether emerging markets are growing too quickly and creating inflationary pressure, more recently these pressures appear to be abating somewhat. We are beginning to see a shift in the policy stance of emerging markets authorities away from prioritizing inflation in favor of growth. We believe that more restrictive tightening policies look to be peaking in many cases, and several markets have already started to implement expansionary measures. Investor concerns over the ability of China to orchestrate a “soft landing” remain following recent weaker data releases, although we continue to believe the concerns to be somewhat overstated. We believe that Chinese authorities have the resources available to unwind tightening measures and peaking inflation. In combination with softer commodity prices, we believe that such conditions should remove constraints to policy easing in future. Valuations are attractive, with the MSCI Emerging Markets trading on 9.0X P/E ratio, below its long term average of around 13X, and such valuation levels have historically been followed by strong market returns. Furthermore, these valuations are supported by robust earnings growth expectations of around 10-15% and strong underlying fundamentals, with typically low debt at the government, corporate and household level. Although the absolute performance of emerging markets over the shorter term remains unclear, we believe that the medium and longer term outlook appears to be positive.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Emerging Market Equity Fund
Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) Emerging Markets Index

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2011	Five Years Ended October 31, 2011 (a)	Annualized Since Inception (b)
Schroder Emerging Market Equity Fund —
Investor Shares	(7.73)%	6.38%	6.71%
Advisor Shares	(7.95)%	6.18%	6.50%
MSCI Emerging Markets Index	(7.72)%	6.51%	6.75%

(a)	Average annual total return.
(b)	From commencement of Fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Samsung Electronics	5.4%
China Mobile	3.1
Gazprom ADR	3.0
Hyundai Motor	2.5
Industrial & Commercial Bank of China Class H	2.0

* Excludes Short-Term Investment.

Geographic Allocation

% of Investments
Asia/Far East	60.6%
Latin America	18.7
Europe	13.0
Africa	3.0
Mid-East	1.3
Short-Term Investment	3.4

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2011)

Performance

In the 12 months ended October 31, 2011, the Schroder International Alpha Fund (the “Fund”) declined -8.87% (Investor Shares) and -8.97% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which declined -4.08%.

Market Background

Global equity markets have been extremely volatile over the 12 months ending October 31, 2011, ending the period lower than they began.

Towards the end of 2010 and through the first few months of this year, equities broadly rose on the combination of a second round of US quantitative easing, the health of the corporate sector and renewed hopes for global recovery. Through the summer, however, sovereign debt concerns on both sides of the Atlantic increasingly spooked investors. In particular, the failure of European leaders to provide effective leadership and credible plans as the region’s sovereign debt crisis intensified dented market sentiment. Additionally, the crisis of confidence triggered in August by the US debt ceiling negotiations intensified despite the corporate sector remaining in relatively good shape. As a result, August and September saw severe and at times indiscriminate losses as the Eurozone debt crisis worsened and extreme risk aversion saw a strong rotation out of high-beta stocks. There was a significant rally during October on hopes that a solution to Europe’s problems would materialize.

Portfolio Review

Looking at performance from a sector perspective, information technology and industrials added relative value. In the former sector, Samsung Electronics has become the largest seller of smartphones, and with tablet sales on track to rise by more than five times this year from 2010, the stock has been a standout performer. In the latter sector, industrial robot maker FANUC outperformed as it benefits from automation trends in emerging markets.

Performance in financials and energy detracted, however. The Fund’s holdings in the financials sector especially suffered in the third quarter of the year as the Eurozone debt crisis deteriorated. In energy, Niko Resources hurt returns and was the largest detractor from a total portfolio perspective. The company suffered from a pricing dispute with the Indian government and, more recently, the stock has been hurt as investors fled to the perceived safety of larger cap names.

From a regional perspective, stock selection and the Fund’s underweight exposure in Japan helped. Sekisui Chemical led relative returns in the country and was one of the Fund’s top performing stocks. After initially dropping after the earthquake and tsunami, this Japanese modular home builder has seen strong demand from rebuilding efforts after the disaster.

Emerging markets were the main source of underperformance by region. This was primarily due to the financials sector where holdings such as Indian truck financier Shriram Transport Finance and Turkey’s largest listed lender Turkiye Garanti Bankasi detracted.

Outlook

Equity markets have been through a period of intense volatility. In the third quarter of 2011 in particular, the dominant factor driving share price performance was a stock’s beta sensitivity. Conversely, longer-term forecast earnings per share (“EPS”) growth and valuation have delivered negative returns, in the aggregate.  In this environment, the Fund’s focus on stocks’ longer term earnings growth (3-5 year trend growth) and relative valuation struggled in the short term, which impacted performance during the reporting period. Over time however, we believe companies that successfully achieve higher than average earnings growth will outperform the market on average, and a focus on medium- to long-term earnings growth as a source of return remains a key part of the Fund’s investment process.

At the time of writing, political and economic uncertainty in the Eurozone — and in particular Greece and Italy — is incredibly high. The need for coordinated action is urgent. The outcome of the October debt summit at least demonstrated to the markets that politicians are willing to take unprecedented action. However, details about the implementation of the proposed bail out package, should it still go ahead, are few and Italy is increasingly under intense pressure to sort its finances out as the yield on its 10 year notes reach unsustainable levels. Furthermore, with economic data showing the region in danger of edging back into recession, we believe the need for measures to support economic growth is urgent but somewhat in contradiction with the spirit of the current European bailout package targeting deleveraging and fiscal austerity.

Elsewhere, we believe the most recent economic data coming out of the US have been generally encouraging. In Asia, meanwhile, we are cautious about growth in China in the short term, although we do not forecast a hard landing. On the positive side, we believe global economic deceleration will help further abate inflationary pressure and allow some emerging market countries to relax monetary policies.

Broadly speaking, we believe the corporate world remains in relatively good shape. Because of the crisis of confidence in the markets and the turmoil in the Eurozone, however, businesses are reluctant to increase spending and hiring. With companies postponing the very measures needed to boost the recovery, the risk of talking ourselves into a recession increases. In addition, the precise economic impact on Europe of austerity plans in the region’s periphery, and of the process of banks deleveraging their balance sheets, is still unclear.

On a long-term basis we believe that the bias of growth away from developed markets is part of the “new normal” environment where developed world growth is muted and emerging market growth is higher and where our key themes of Supercycle, demographics and climate change continue to unfold.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Alpha Fund
Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) EAFE Index

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2011	Five Years Ended October 31, 2011 (a)	Ten Years Ended October 31, 2011 (a)
Schroder International Alpha Fund (b) —
Investor Shares	(8.87)%	(0.95)%	5.46%
Advisor Shares	(8.97)%	(1.20)%	5.21	%(c)
MSCI EAFE Index	(4.08)%	(2.41)%	5.73%

(a)	Average annual total return.
(b)	Effective April 1, 2006, the advisory fee of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.
(c)

The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
Nestle	3.4%
GlaxoSmithKline	3.0
Diageo	2.6
Anheuser-Busch InBev	2.4
United Utilities Group	2.4

Geographic Allocation

% of Investments
Continental Europe	38.0%
United Kingdom	23.5
Pacific ex-Japan	13.5
Japan	11.2
Emerging Markets	10.1
North America	3.5
Short-Term Investment	0.2

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2011)

Performance

In the 12 months ended October 31, 2011, the Schroder International Multi-Cap Value Fund (the “Fund”) declined -3.72% (Investor Shares) and -3.90% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which declined -4.08% during this same period.

Market Background

International equities rallied strongly towards the end of 2010, driven by economically sensitive industries (resources and industrials in particular) as expectations for global growth continued to improve.  Equity markets responded positively to the US Federal Reserve Bank’s announcement of a further round of Quantitative Easing (dubbed “QE2”) early in the fourth quarter, as well as an unexpected fiscal stimulus and generally supportive economic data.

International equity markets entered 2011 on an equally positive note, buoyed by expectations of strengthening economic growth, ample liquidity and receding concerns about sovereign debt risk in Europe.  However, political turmoil in the Middle East and North Africa, the earthquake/tsunami and subsequent nuclear plant crisis in Japan, and resurging concerns about the sustainability of European sovereign debt, dented confidence as the year progressed.

During the third calendar quarter of 2011, an escalation in the Eurozone debt crisis, combined with fears of a double-dip recession, led to a broad-based retreat from risk assets. The sell-off progressively engulfed equities, commodities, emerging market currencies as well as high yield credit, while the yields on US Treasuries, UK gilts and German bunds fell to new lows.

It has been a turbulent year for international equity markets, characterized by excessive market volatility. Over the period as a whole, energy stocks were the leading performers (benefiting from rising commodity prices); while defensive sectors, such as consumer staples, healthcare and telecom services, outperformed the Index as risk appetite waned.

Portfolio Review

In the challenging market environment, the Fund remained relatively resilient, outperforming the Index over the reporting period ending October 31, 2011.

Performance was chiefly driven by positive stock selection in the financials, utilities, telecom services and materials sectors.  Detractors included the Fund’s holdings within the information technology and industrials sectors.

Despite turmoil in Japan, the Fund’s regional stock selection was, by far, the leading contributor to performance.  Avoiding underperforming Japanese utilities stocks (which struggled in the wake of the Tohoku earthquake) boosted relative gains. Elsewhere, the Fund’s emerging markets allocation added to the relative gains, despite weaker performance by emerging Asia stocks.

Outlook

Within defensive sectors, the Fund’s largest overweight remains telecoms, which is offset by a large underweight position in consumer staples, where we think household goods and food and drink companies look expensive.

Among cyclical names, we are still finding industrials expensive, with the notable exception of the less cyclical defence stocks.  Within consumer discretionary, we have been recently topping up the Fund’s exposure to auto and retail stocks.

The Fund remains overweight to resources stocks, especially mining companies.  In the short term, we believe these will probably remain volatile and sensitive to concerns about economic growth and worries over China.

Within financials, we favor insurers although we are progressively increasing the Fund’s exposure to banks, although we remain wary of financials. The Fund remains more lowly-weighted in property stocks; this strategy appears to be starting to pay off, as investors become more concerned about property, especially in Hong Kong and China.

Within emerging markets, we continue to favor a barbell focused upon resources and defensives (telecoms and utilities). We continue to identify what we believe to be some good value technology stocks, predominantly in Taiwan.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Multi-Cap Value Fund Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) EAFE Index

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2011	Five Years Ended October 31, 2011 (a)	Annualized Since Inception (b)

Schroder International Multi-Cap Value Fund —
Investor Shares	(3.72)%	1.67%	2.65%
Advisor Shares	(3.90)%	1.46%	2.43%
MSCI EAFE Index	(4.08)%	(2.41)%	(1.58)%

(a)	Average annual total return.
(b)	From commencement of Fund operations on August 30, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments

AstraZeneca	0.7%
Eisai	0.6
Roche Holding	0.6
Lawson	0.5
Fortum	0.5

* Excludes Short-Term Investment.

Geographic Allocation

% of Investments

Continental Europe	33.3%
Japan	19.5
United Kingdom	14.6
Pacific ex-Japan	11.9
Emerging Markets	11.3
North America	8.0
Short-Term Investment	1.4

Schroder Global Quality Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2011)

Performance

In its initial period since its commencement of operations on November 9, 2010 and ending October 31, 2011, the Schroder Global Quality Fund (the “Fund”) returned 0.93% compared to the Morgan Stanley Capital International World Index (the “Index”), a broad-based basket of global stocks, which returned -1.27% during this same period.

Market Background

Global equities rallied strongly towards the end of 2010, driven by economically sensitive industries (resources and industrials in particular) as expectations for global growth continued to improve. Equity markets responded positively to the US Federal Reserve Bank’s announcement of a further round of Quantitative Easing (dubbed “QE2”) early in the fourth quarter, as well as an unexpected fiscal stimulus and generally supportive economic data.

Equity markets entered 2011 on an equally positive note, buoyed by expectations of strengthening economic growth, ample liquidity and receding concerns about sovereign debt risk in Europe. However, political turmoil in the Middle East and North Africa, the earthquake/tsunami and subsequent nuclear plant crisis in Japan, and resurging concerns about the sustainability of European sovereign debt, dented confidence as the year progressed.

During the third calendar quarter of 2011, an escalation in the Eurozone debt crisis, combined with fears of a double-dip recession, led to a broad-based retreat from risk assets. The sell-off progressively engulfed equities, commodities, emerging market currencies as well as high yield credit, while the yields on US Treasuries, UK gilts and German bunds fell to new lows.

It has been a turbulent period for global equity markets, characterized by excessive market volatility. Overall, defensive sectors such as consumer staples and healthcare outperformed the Index as risk appetite waned. Other leading performers included energy stocks, which benefited from rising commodity prices.

Portfolio Review

In the challenging market environment, the Fund remained relatively resilient, outperforming the Index since inception.

Performance was chiefly driven by positive stock selection in the financials, materials, telecom services and consumer staples sectors. Detractors included the Fund’s holdings within the energy and information technology sectors.

Despite the turmoil in Japan, the Fund’s regional stock selection was, by far, the leading contributor to performance, particularly among wireless telecoms and retail holdings. In addition, avoiding underperforming Japanese utilities stocks (which struggled in the wake of the Tohoku earthquake) boosted relative gains. Elsewhere, stock selection in emerging markets, and the Fund’s underweight allocation to continental Europe, added value.

Outlook

Region, sector and size allocations within the Fund are determined by the identification of individual stock-level opportunities, but the overall Quality strategy positioning can be summarised as follows:

We are finding a range of valuations in defensive areas. The largest sector overweight in the Fund’s portfolio remains healthcare, especially equipment and providers. Elsewhere, in consumer staples, opportunities are more mixed: food and drink companies continue to look relatively expensive. Within the dividend yield-based defensive sectors, we prefer telecoms over utilities.

The Fund remains overweight in resources and we continue to like oil exploration, equipment, mining and coal stocks. Technology remains the other favored “cyclical” sector for the Fund, especially semiconductor stocks where we are prepared to ride out short-term volatility. We retain the Fund’s underweight position in industrials, which we think are just too expensive — especially given their sensitivity to the broader business environment. Within financials, we retain a preference for insurers and asset managers over banks. At a regional level, the Fund is underweight in continental Europe and also underweight in Pacific ex-Japan financials.

The Fund’s regional allocations remain broadly unchanged: the strategy is underweight in continental Europe in order to fund positions in the emerging markets, predominantly in Asia. Emerging markets also contribute a significant weight towards the Fund’s resources allocation.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Global Quality Fund

Institutional Shares, vs. the Morgan Stanley Capital International (MSCI) World Index

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

PERFORMANCE INFORMATION

Cumulative Since Inception (a)
Schroder Global Quality Fund —
Institutional Shares	0.93%
MSCI World Index	(1.27)%

(a)	From commencement of Fund operations on November 9, 2010.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the period reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments

AstraZeneca	0.7%
Abbott Laboratories	0.7
Johnson & Johnson	0.7
Apple	0.7
Microsoft	0.7

* Excludes Short-Term Investment.

Geographic Allocation

% of Investments
North America	52.6%
Continental Europe	12.0
United Kingdom	9.8
Emerging Markets	9.4
Pacific ex-Japan	8.4
Japan	7.3
Short-Term Investment	0.5

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2011)

Performance

During the twelve-month period ending October 31, 2011, the Schroder Total Return Fixed Income Fund (the “Fund”) returned 4.60% (Investor Shares) and 4.34% (Advisor Shares), compared to the Barclays Capital U.S. Aggregate Bond Index (the “Index”), a broad-based basket of U.S. debt securities, which rose 5.00%.

Market Background

In the last few months of 2010, a significant rally in risk assets was brought on by announcements of additional economic stimulus from both the Federal Reserve and the Obama administration. The announcement of a second round of quantitative easing totaling $900 billion in Treasury purchases by June 2011 made clear the Fed’s intention to pursue both full employment as well as price stability.  In December 2010, Congress extended the Bush tax cuts, providing continuation of lower tax rates, new business spending incentives, and an extension of unemployment benefits.

As 2011 began, escalating geopolitical risk in North Africa and the Middle East, inflationary pressures from rising food and oil prices, continuing sovereign funding risks and potential impact from the earthquake and tsunami in Japan all contributed to heightened market volatility.  Despite this uncertainty, equity and credit markets remained surprisingly firm and risk assets performed well in the first four months of 2011.  This trend soon reversed from May to mid-June as weaker housing data, a potential Greece insolvency and political gridlock on raising the US debt limit plagued the markets, spurring a flight to quality and selling of risk assets.

In August and September, we saw enough unusual occurrences to keep investors busy for a full year, even by recent standards.  The combination of an unprecedented downgrade of US government debt to below triple-A, the intensifying debt crisis in Europe and a rare NY area hurricane provoked sufficient uncertainty for investors.  While the credit downgrade by Standard & Poor’s garnered headlines, the message from the debate was far more important. It was made clear that the anti-spending forces in Washington had sufficient momentum to curtail additional fiscal stimulus and government spending should not be relied upon to support growth, even if the economy is flirting with recession. This led to significant downward revisions to growth forecasts for the second half of the year and for 2012, and provided plenty of impetus for reducing risk across all asset classes.  With fiscal stimulus off the table and economic growth faltering, the Fed acted forcefully, promising a period of low short term rates through mid-2013 at their Federal Open Market Committee meeting, announcing the planned extension of the average maturity of bonds bought through quantitative easing.  The latter should be instrumental in lowering mortgage rates and provide a modest support for consumer spending.

The first week of October proved to be a near term inflection point for markets.  After experiencing a flight to safety for most of the prior two months, riskier assets began to rally sharply and Treasury yields began to rise from the generational low levels reached during the third quarter. Part of the better tone derived from better than expected economic data released for manufacturing and employment. Indeed, growth and spending expectations were lowered so much during the aftermath of the fiscal budget negotiations that headline job gains were pleasant surprises that set the tone for the coming weeks. Later data showing a rise in consumer spending (perhaps partly driven by expenditures related to the Hurricane Irene clean-up) and stable manufacturing provided additional support for markets.

The migration of European sovereign debt woes to concerns about bank capital levels remained problematic though, as with economic data, the mere discussion of losses for Greek bondholders and of using leverage within the European Financial Stability Facility (ESFS) to support bank debt exceeded expectations.  In reality, little actual progress has been made other than recognition that more drastic action is needed. As a reminder of the possible impact to investors, wider sovereign spreads claimed the first major institutional casualty with the bankruptcy of MF Global at the very end of the reporting period.

Portfolio Review

Over the last year, the Fund’s strategy emphasized a modest overweight to investment grade corporate and agency mortgage-backed securities (MBS) and an allocation to high yield corporate debt.  While generating positive total return, the Fund slightly lagged the Index’s performance due to an underweight in Treasury securities.

The Fund’s investment grade corporate exposure favored BBB rated bonds and its high yield allocation focused on BB and B rated securities. Industry overweights included financials, communications and consumer cyclical/non-cyclical sectors against underweights to sovereigns and supranationals.  Security selection focused on companies with strong cash flows and MBS strategy concentrated exposures in Ginnie Mae securities, which we viewed as having good prepayment characteristics and we believe should not be adversely impacted by the government’s efforts to reduce home borrowing costs.  Additionally the Fund was positioned with an overweight to commercial MBS early in the year, which was reduced later in the period.

In early February investment grade bonds were cut to neutral to lock in strong gains from January.  The Fund’s high yield allocation was also cut from 14% in late January to under 10% in early February. In April and May, the Fund’s strategy of having lower interest rate exposure than benchmarks worked against returns.  June’s short duration position, which was briefly increased in May, was initiated as a hedge against stronger growth and higher Treasury supply after the end of the Fed’s purchase program.  This position was closed as economic data failed to show a meaningful bounce from weather and production related distortions, and it became clear that risk aversion could drive yields much lower even with the approaching end of QE2 and the rising uncertainty surrounding extension of the debt ceiling.

Portfolio risk was reduced during July in expectation of weaker economic momentum as data and credit concerns in Europe were not likely to be resolved. However, risk aversion after the US debt downgrade greatly exceeded our expectations, even as we anticipated the resulting US Treasury rally. Overweight positions in agency MBS and high yield and emerging market corporate credit more than offset the Fund’s long duration status.  As the reporting period ended, the Fund’s duration was kept slightly longer than the Index and we favored an overweight in 10 year maturities. This strategy provided a combination of higher portfolio yield along with a good hedge on the Fund’s long credit exposure and is likely to be maintained as long as interest rates remain low and portfolios are overweight corporate bonds.

Outlook

We believe the end of 2011 and the early stages of 2012 are likely to remain volatile as investors continue to grapple with the fragile economic condition and potentially disruptive fiscal budget negotiations. We believe Europe remains a long way from being settled and is another source of pronounced uncertainty. However, market positions are much less extreme than at the end of the reporting period. Most important is wider recognition of the low growth state of the US economy and the structural impediments to swifter expansion. In this respect, we believe market volatility should be lower as we move into 2012 but still will provide opportunities to adjust positioning.

We expect to continue to overweight bond sectors, which present what we believe will be the best combination of fundamental support and high risk premium as compensation for uncertainty and price volatility. The result will be exposure to mid-rated industrial corporate bonds with stable balance sheets and good cash flow generation and low coupon MBS with low sensitivity to refinance risk, both relative to a Treasury underweight.  Some of the highest yielding areas such as triple-C rated corporates and southern European sovereign issues appear very enticing based on yield alone, but we believe such issues may fail to compensate investors for risk of slower growth or continued political ineffectiveness, and so are not part of the Fund’s strategy. The Treasury underweight notwithstanding, above-Index exposure to interest rates provides a solid counterbalance to yield spread volatility. We expect the result to be a higher yielding strategy with good potential to benefit from narrower risk premiums and a more stable profile during periods of volatility. We anticipate reducing corporate and mortgage exposure during periods of market strength and adding during weakness.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Total Return Fixed Income Fund

Investor and Advisor Shares vs. the Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least 1 year remaining to maturity. It is not managed.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2011	Five Years Ended October 31, 2011 (a)	Annualized Since Inception (b)
Schroder Total Return Fixed Income Fund —
Investor Shares	4.60%	6.97%	6.02%
Advisor Shares	4.34%	6.70%	5.75%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.58%

(a)	Average annual total return.
(b)	From commencement of Fund operations on December 31, 2004.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments

GNMA TBA 4.000%, 11/20/41	4.5%
United States Treasury Bills 0.010%, 11/10/11	4.3
GNMA TBA 4.000%, 11/15/41	4.1
United States Treasury Bills 0.005%, 2/16/12	3.9
United States Treasury Notes 4.750%, 1/31/12	2.5

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Investments
Corporate Obligations	36.6%
U.S. Government Mortgage-Backed Obligations	32.9
U.S. Treasury Obligations	15.4
Short-Term Investment	6.9
Commercial Mortgage-Backed Obligations	4.1
Asset-Backed Securities	2.0
Sovereign Government	1.0
Municipal Bonds	0.7
Collateralized Mortgage Obligations	0.4

Schroder North American Equity Fund

Schedule of Investments

October 31, 2011

Shares		Value $

	COMMON STOCK — 86.8%
	Bahamas — 0.0%
3,100	Steiner Leisure (1)	149,358

	Bermuda — 0.7%
37,652	Accenture Class A	2,268,910
8,100	Assured Guaranty	103,194
9,100	Axis Capital Holdings	285,285
4,900	Endurance Specialty Holdings	182,280
8,700	Helen of Troy (1)	251,691
1,900	PartnerRe	118,218
3,200	SeaCube Container Leasing	44,480
4,800	Textainer Group Holdings	131,760
19,900	Xyratex	271,436
		3,657,254
	Canada — 2.9%
2,100	AbitibiBowater (1)	35,700
1,600	AG Growth International	51,209
6,900	Agrium	568,919
20,100	Alimentation Couche Tard Class B	604,997
14,600	ARC Resources	371,335
8,600	Atco Class I	525,302
10,400	Baytex Energy Trust	549,790
9,100	BCE	360,731
20,700	Bird Construction	220,977
16,900	CAE	180,242
2,800	Canaccord Financial	26,491
13,600	Canadian Oil Sands Trust	315,200
7,800	Canadian Utilities Class A	471,506
6,900	CI Financial	138,457
1,900	Cominar REIT	43,025
4,600	Crescent Point Energy	196,470
10,200	Davis & Henderson Income	173,974
2,600	Domtar	212,966
7,600	Empire	464,601
12,700	Freehold Royalties Trust	237,894
7,100	Gildan Activewear	183,217
9,900	Great-West Lifeco	220,408
15,200	IGM Financial	656,374
7,800	Industrial Alliance Insurance and Financial Services	253,792
6,700	Inmet Mining	399,970
4,600	Just Energy Group	49,660
82,100	Lundin Mining (1)	322,074
46,200	Manulife Financial	610,005
12,300	Metro Class A	602,721
29,300	Migao (1)	113,766
1,300	National Bank of Canada	92,788
3,300	North West	62,179
1,100	Northern Property REIT	31,796
2,400	Pason Systems	32,555
3,200	Pembina Pipeline	87,104
14,900	Petrominerales	393,168
1,800	PHX Energy Services	18,511
9,500	Potash Corp. of Saskatchewan	449,694
8,500	Power Corp. of Canada	214,056
7,700	Power Financial	207,816
16,896	Research In Motion (1)	341,751
22,400	Rogers Communications Class B	816,936
2,800	Saputo	115,686
11,100	Shaw Communications Class B	224,851
12,300	Shoppers Drug Mart	517,076
3,400	Silver Wheaton	117,416
11,400	Silvercorp Metals	106,028
64,300	Sino-Forest (1) (2) (3)	—
7,200	Sprott	50,639
17,000	Teck Resources Class B	681,569
3,100	Tim Hortons	152,892
5,900	TMX Group	259,276
3,200	Trican Well Service	56,603
20,100	Trinidad Drilling	157,299
19,100	Uranium One	57,490
4,879	Vermilion Energy	229,876
14,200	Yamana Gold	211,996
105,100	Yellow Media	38,489
1,700	Zargon Oil & Gas Trust	23,998
		14,911,311
	Cayman Islands — 0.1%
4,500	Herbalife	280,620

	China — 0.1%
26,600	AsiaInfo-Linkage (1)	266,532
10,000	China Automotive Systems (1)	52,700
20,200	China Information Technology (1)	20,200
11,600	China Sky One Medical (1)	23,316
11,700	China-Biotics (1)	6,084
17,800	Fushi Copperweld (1)	113,208
27,400	Zhongpin (1)	252,902
		734,942
	Ireland — 0.1%
400	Covidien	18,816
8,100	Seagate Technology	130,815
16,300	XL Group	354,362
		503,993
	Netherlands — 0.1%
9,800	VistaPrint (1)	342,216

	Puerto Rico — 0.0%
20,500	Doral Financial (1)	24,600
8,400	Triple-S Management Class B (1)	159,600
		184,200
	Russia — 0.1%
20,900	CTC Media	240,559

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Switzerland — 0.5%
19,800	ACE	1,428,570
6,000	Allied World Assurance Holdings	348,600
14,888	Garmin	511,998
		2,289,168
	United Kingdom — 0.0%
3,152	Ensco International ADR	156,528

	United States — 82.2%
	Consumer Discretionary — 8.2%
8,000	Advance Auto Parts	520,560
10,106	Amazon.com (1)	2,157,732
4,800	America’s Car-Mart (1)	160,224
15,600	Apollo Group Class A (1)	738,660
4,200	Ascena Retail Group (1)	121,380
5,500	Autoliv	317,735
15,400	Bed Bath & Beyond (1)	952,336
15,300	Bridgepoint Education (1)	331,551
5,300	Buckle	236,168
18,500	Career Education (1)	298,405
11,200	Cato	287,056
7,700	CEC Entertainment	243,474
13,100	Coach	852,417
73,900	Comcast Class A	1,732,955
10,900	Cooper Tire & Rubber	156,197
16,200	Darden Restaurants	775,656
1,600	Destination Maternity	26,512
10,900	DeVry	410,712
13,956	DIRECTV (1)	634,440
17,500	Discovery Communications Class A (1)	760,550
1,750	Dollar Tree (1)	139,930
5,700	Dorman Products (1)	217,227
5,200	DSW	272,168
20,400	Exide Technologies (1)	91,800
13,900	Express	314,001
75,700	Ford Motor (1)	884,176
500	Fossil (1)	51,830
3,100	Gentex	93,372
11,700	Guess?	385,983
15,000	Hasbro	570,900
11,200	hhgregg (1)	142,800
13,400	Hillenbrand	282,874
36,993	Home Depot	1,324,349
6,300	ITT Educational Services (1)	390,348
7,700	John Wiley & Sons Class A	366,212
1,100	Johnson Controls	36,223
6,600	JOS A Bank Clothiers (1)	352,704
6,600	Lear	309,606
23,800	Limited Brands	1,016,498
17,300	Lincoln Educational Services	161,755
20,500	Lowe’s	430,910
31,600	Mattel	892,384
46,881	McDonald’s	4,352,901
41,100	News Class A	720,072
8,200	Nike Class B	790,070
18,078	Nordstrom	916,374
10,600	PetMed Express	105,682
10,700	PetSmart	502,365
19,300	Pier 1 Imports (1)	241,443
1,700	priceline.com (1)	863,124
3,078	Ralph Lauren	488,756
10,600	Rent-A-Center	361,990
8,826	Ross Stores	774,305
9,400	Ruth’s Hospitality Group (1)	44,368
3,200	Scripps Networks Interactive Class A	135,936
5,500	Standard Motor Products	85,525
23,000	Starbucks	973,820
14,200	Stein Mart	102,950
2,800	Strayer Education	238,588
9,000	Superior Industries International	164,610
14,700	Target	804,825
4,400	Tiffany	350,812
26,145	Time Warner	914,814
14,500	Time Warner Cable	923,505
21,198	TJX	1,249,198
1,700	Tractor Supply	120,598
8,800	TRW Automotive Holdings (1)	370,480
6,200	Tupperware Brands	350,548
26,900	United Online	158,979
10,200	Universal Technical Institute (1)	145,656
16,600	Universal Travel Group (1) (2) (3)	25,398
9,100	Viacom Class B	399,035
50,272	Walt Disney	1,753,487
11,800	Williams-Sonoma	442,972
7,900	Wolverine World Wide	299,647
24,000	Yum! Brands	1,285,680
		41,901,283
	Consumer Staples — 9.0%
56,800	Altria Group	1,564,840
5,100	Brown-Forman Class B	381,123
101,058	Coca-Cola	6,904,283
27,491	Colgate-Palmolive	2,484,362
12,173	Costco Wholesale	1,013,402
24,017	CVS Caremark	871,817
17,600	Dr. Pepper Snapple Group	659,120
2,700	Energizer Holdings (1)	199,233
17,100	Flowers Foods	345,249
40,400	General Mills	1,556,612
27,665	HJ Heinz	1,478,418
28,426	Hormel Foods	837,714
21,200	Kimberly-Clark	1,477,852
39,500	Kraft Foods Class A	1,389,610
56,200	Kroger	1,302,716
17,912	McCormick	869,807
2,000	National Beverage	33,840
62,124	PepsiCo	3,910,706

The accompanying notes are an integral part of the financial statements.

Shares		Value $

76,391	Philip Morris International	5,337,439
93,511	Procter & Gamble	5,983,769
11,600	Ruddick	507,036
14,700	Spartan Stores	251,664
9,100	Susser Holdings (1)	199,836
50,900	Tyson Foods Class A	982,370
11,000	USANA Health Sciences (1)	380,600
49,541	Walgreen	1,644,761
65,323	Wal-Mart Stores	3,705,121
1,500	Weis Markets	59,325
		46,332,625
	Energy — 10.4%
5,300	Alliance Resource Partners LP	402,429
7,400	Anadarko Petroleum	580,900
22,400	Apache	2,231,712
11,200	Arch Coal	204,064
2,400	Atwood Oceanics (1)	102,576
6,100	Baker Hughes	353,739
3,700	BP Prudhoe Bay Royalty Trust	397,750
2,600	Buckeye Partners LP	175,630
18,600	Chesapeake Energy	523,032
84,220	Chevron	8,847,311
10,200	Cloud Peak Energy (1)	234,090
63,659	ConocoPhillips	4,433,849
15,700	Consol Energy	671,332
5,000	Contango Oil & Gas (1)	321,700
1,100	CVR Energy (1)	27,236
21,000	Devon Energy	1,363,950
9,500	Diamond Offshore Drilling	622,630
9,600	El Paso	240,096
2,500	Enbridge Energy Partners	76,100
1,200	EOG Resources	107,316
179,190	ExxonMobil	13,992,947
5,100	Global Geophysical Services (1)	48,654
47,537	Halliburton	1,775,982
8,800	Helmerich & Payne	467,984
4,400	Hornbeck Offshore Services (1)	144,496
14,300	James River Coal (1)	148,005
28,500	Marathon Oil	741,855
700	Marathon Petroleum	25,130
4,800	Matrix Service (1)	50,976
1,020	Murphy Oil	56,478
12,900	National Oilwell Varco	920,157
15,600	Natural Resource Partners LP	461,760
4,100	Newfield Exploration (1)	165,066
25,900	Newpark Resources (1)	231,287
6,800	Noble Energy	607,512
38,433	Occidental Petroleum	3,571,963
6,100	Oil States International (1)	424,621
9,800	ONEOK Partners LP	490,000
17,400	Patterson-UTI Energy	353,568
11,800	Peabody Energy	511,766
4,740	Penn Virginia Resource Partners LP	124,994
3,000	Pioneer Natural Resources	251,700
6,100	Rowan (1)	210,389
5,400	RPC	100,278
53,572	Schlumberger	3,935,935
1,700	SEACOR Holdings	144,755
3,300	Southwestern Energy (1)	138,732
300	Spectra Energy	8,589
1,900	TC Pipelines LP	86,564
21,200	Tetra Technologies (1)	201,400
3,300	Tidewater	162,459
2,300	Unit (1)	112,838
35,800	Vaalco Energy (1)	243,798
11,200	Valero Energy	275,520
9,200	W&T Offshore	181,148
		53,286,748
	Financials — 11.9%
15,500	Advance America Cash Advance Centers	130,665
28,300	Aflac	1,276,047
28,300	Allstate	745,422
6,900	American Capital Agency REIT	189,819
7,100	American Equity Investment Life Holding	76,964
24,227	American Express	1,226,371
8,100	American Financial Group	290,223
13,700	Amtrust Financial Services	347,706
14,300	Annaly Capital Management REIT	240,955
14,600	Anworth Mortgage Asset REIT	94,170
4,700	Arlington Asset Investment	108,476
2,100	Arrow Financial	49,014
7,700	Assurant	296,758
421,550	Bank of America	2,879,186
30,400	Bank of New York Mellon	646,912
7,200	Bank of the Ozarks	179,064
56,200	Berkshire Hathaway Class B (1)	4,375,732
36,800	BGC Partners Class A	252,080
27,200	Brookfield Office Properties	446,465
13,500	Calamos Asset Management Class A	168,615
24,400	Capital One Financial	1,114,104
12,600	Capstead Mortgage REIT	152,712
2,100	Cash America International	114,975
13,200	CBL & Associates Properties REIT	203,016
15,400	CBOE Holdings	402,402
66,800	Chimera Investment REIT	201,068
133,742	Citigroup	4,224,910
55,400	CNO Financial Group (1)	346,250
11,800	Cohen & Steers	320,606
7,000	CommonWealth REIT	135,450
500	Credit Acceptance (1)	34,460
9,300	Delphi Financial Group Class A	246,264
37,718	Discover Financial Services	888,636
11,100	Dynex Capital REIT	97,236
5,500	FBL Financial Group Class A	179,575
21,000	Federated Investors Class B	410,340

The accompanying notes are an integral part of the financial statements.

Shares		Value $

93,400	Fifth Third Bancorp	1,121,734
2,600	First Cash Financial Services (1)	107,900
4,800	First Financial Holdings	35,760
19,200	FirstMerit	268,992
4,300	Flushing Financial	52,718
2,900	Franklin Resources	309,227
800	GAMCO Investors	37,680
9,300	Getty Realty REIT	148,242
25,623	Goldman Sachs Group	2,806,999
28,600	Hartford Financial Services Group	550,550
8,600	Hatteras Financial REIT	221,020
16,700	Horace Mann Educators	224,615
76,000	Huntington Bancshares	393,680
9,000	Invesco Mortgage Capital REIT	142,020
168,763	JPMorgan Chase	5,866,202
109,100	KeyCorp	770,246
15,600	Liberty Property Trust	499,200
7,000	Life Partners Holdings	48,090
38,000	Lincoln National	723,900
10,200	LTC Properties REIT	289,272
3,900	MarketAxess Holdings	113,997
1,200	Marsh & McLennan	36,744
8,200	Meadowbrook Insurance Group	84,952
49,700	MetLife	1,747,452
69,500	Morgan Stanley	1,225,980
4,200	Nelnet Class A	90,216
22,100	Northern Trust	894,387
20,500	NorthStar Realty Finance REIT	80,975
8,700	Ocwen Financial (1)	126,150
28,200	PNC Financial Services Group	1,514,622
4,300	Portfolio Recovery Associates (1)	301,602
24,300	Principal Financial Group	626,454
16,000	Protective Life	297,600
25,300	Prudential Financial	1,371,260
400	Public Storage REIT	51,620
9,600	Rayonier REIT	400,608
18,400	Regions Financial	72,312
5,900	Renasant	85,078
1,900	Republic Bancorp Class A	38,646
9,000	Selective Insurance Group	144,270
5,700	Senior Housing Properties Trust	127,908
12,463	Simon Property Group REIT	1,600,748
1,260	Southside Bancshares	25,918
4,900	StanCorp Financial Group	166,306
2,100	State Auto Financial	27,909
23,800	State Street	961,282
14,500	T. Rowe Price Group	766,180
7,950	Torchmark	325,394
1,800	TowneBank	22,428
5,200	Transatlantic Holdings	270,608
23,381	Travelers	1,364,281
30,600	Trustco Bank	151,776
40,751	U.S. Bancorp	1,042,818
6,300	Universal Insurance Holdings	26,586
29,000	Unum Group	691,360
16,000	Waddell & Reed Financial Class A	443,680
223,772	Wells Fargo	5,797,933
6,200	WesBanco	123,132
2,000	World Acceptance (1)	135,300
		61,087,167
	Healthcare — 10.7%
74,433	Abbott Laboratories	4,009,706
4,613	Aetna	183,413
8,200	Agilent Technologies (1)	303,974
11,600	Almost Family (1)	216,224
6,900	Amedisys (1)	90,597
15,800	AMERIGROUP (1)	878,954
31,100	AmerisourceBergen	1,268,880
41,326	Amgen	2,366,740
4,900	Amsurg (1)	124,117
36,872	Baxter International	2,027,223
18,400	Becton Dickinson	1,439,432
10,900	Biogen Idec (1)	1,268,324
1,000	Bio-Rad Laboratories (1)	99,550
55,571	Bristol-Myers Squibb	1,755,488
15,100	Celgene (1)	978,933
20,700	Centene (1)	727,605
2,200	Computer Programs & Systems	112,354
1,200	Corvel (1)	61,884
9,800	CR Bard	842,310
9,400	DaVita (1)	658,000
59,161	Eli Lilly	2,198,423
5,700	Emergent Biosolutions (1)	107,502
2,324	Express Scripts (1)	106,277
17,500	Five Star Quality Care (1)	45,325
25,800	Forest Laboratories (1)	807,540
8,700	Gentiva Health Services (1)	36,018
40,602	Gilead Sciences (1)	1,691,479
10,000	Hi-Tech Pharmacal (1)	355,200
17,100	Humana	1,451,619
600	Intuitive Surgical (1)	260,316
119,484	Johnson & Johnson	7,693,575
13,700	Laboratory Corp. of America Holdings (1)	1,148,745
13,000	LHC Group (1)	203,970
26,900	Lincare Holdings	633,495
100	McKesson	8,155
21,000	Medicines (1)	393,120
6,300	Medicis Pharmaceutical Class A	241,227
1,900	Medtox Scientific	27,816
47,703	Medtronic	1,657,202
93,807	Merck	3,236,341
5,615	Metropolitan Health Networks (1)	36,610
13,900	Momenta Pharmaceuticals (1)	205,720
267,047	Pfizer	5,143,325
7,500	RTI Biologics (1)	33,750
29,400	Sciclone Pharmaceuticals (1)	123,774
15,200	SIGA Technologies (1)	49,248
32,700	St. Jude Medical	1,275,300
22,699	Stryker	1,087,509

The accompanying notes are an integral part of the financial statements.

Shares		Value $

2,800	Techne	192,640
4,000	Thermo Fisher Scientific (1)	201,080
2,600	U.S. Physical Therapy	50,752
57,500	UnitedHealth Group	2,759,425
5,400	Universal American	62,100
8,900	Universal Health Services Class B	355,733
10,700	Varian Medical Systems (1)	628,304
6,308	Waters (1)	505,397
9,300	WellCare Health Plans (1)	455,793
2,300	WellPoint	158,470
		55,041,983
	Industrials — 8.1%
35,235	3M	2,784,270
43,500	Advanced Battery Technologies (1)	41,347
3,900	Advanced Energy Industries (1)	36,426
5,400	Alaska Air Group (1)	359,262
10,500	AMETEK	414,960
71,700	Applied Materials	883,344
5,400	AZZ	241,164
24,000	Boeing	1,578,960
29,408	Caterpillar	2,777,880
7,700	CH Robinson Worldwide	534,611
70,398	CSX	1,563,540
8,500	Cummins	845,155
2,700	Danaher	130,545
22,600	Deere	1,715,340
18,700	Dover	1,038,411
12,500	Equifax	439,375
10,000	Expeditors International of Washington	456,000
2,500	FedEx	204,575
22,047	General Dynamics	1,415,197
373,889	General Electric	6,247,685
18,691	Honeywell International	979,408
366	Huntington Ingalls Industries (1)	10,797
7,000	II-VI (1)	133,070
30,500	Illinois Tool Works	1,483,215
2,800	Intersections	47,292
13,100	ITT	597,360
9,100	John Bean Technologies	146,874
1,700	Joy Global	148,240
7,900	Kaman	262,675
20,400	Kla-Tencor	960,636
5,200	Lam Research (1)	223,548
18,500	Lockheed Martin	1,404,150
1,800	Miller Industries	36,792
1,800	Multi-Color	47,718
4,593	Norfolk Southern	339,836
9,800	Northrop Grumman	565,950
6,100	Parker Hannifin	497,455
500	Precision Castparts	81,575
15,400	Primoris Services	200,508
18,400	Raytheon	813,096
4,600	Rockwell Collins	256,818
173	Seaboard	380,254
12,200	Union Pacific	1,214,754
41,564	United Parcel Service Class B	2,919,455
42,795	United Technologies	3,337,154
6,000	US Ecology	108,360
4,732	WW Grainger	810,639
		41,715,676
	Information Technology — 15.7%
37,300	Adobe Systems (1)	1,096,993
8,600	Altera	326,112
6,600	Amphenol Class A	313,434
30,500	Analog Devices	1,115,385
36,839	Apple (1)	14,911,691
15,200	Automatic Data Processing	795,416
4,900	Blackbaud	137,347
24,700	BMC Software (1)	858,572
13,100	Brooks Automation	136,895
47,300	CA	1,024,518
163,985	Cisco Systems	3,038,642
4,900	Cognizant Technology Solutions Class A (1)	356,475
6,800	Cogo Group (1)	16,320
80,100	Corning	1,144,629
106,599	Dell (1)	1,685,330
14,000	eBay (1)	445,620
45,400	EMC (1)	1,112,754
28,300	Entegris (1)	253,568
11,200	Global Payments	514,304
9,149	Google Class A (1)	5,422,063
18,767	Harris	708,454
108,633	Hewlett-Packard	2,890,724
229,474	Intel	5,631,292
47,494	International Business Machines	8,768,817
13,900	j2 Global Communications	427,842
28,000	Jabil Circuit	575,680
10,200	JDA Software Group (1)	325,074
31,000	Kulicke & Soffa Industries (1)	299,150
20,500	Lender Processing Services	359,775
16,300	Lexmark International Class A	516,710
7,400	Linear Technology	239,094
3,300	Littelfuse	161,568
25,900	LTX-Credence (1)	163,947
9,700	Mantech International Class A	340,761
1,900	Mastercard Class A	659,756
21,100	Maxim Integrated Products	551,976
13,300	Microchip Technology	480,928
313,850	Microsoft	8,357,826
20,100	Molex	496,269
10,300	Nanometrics (1)	173,864
1,100	NCI (1)	15,015
167,781	Oracle	5,498,183
23,800	QLogic (1)	332,486
48,677	QUALCOMM	2,511,733
10,800	Rosetta Stone (1)	107,244
200	SanDisk (1)	10,134

The accompanying notes are an integral part of the financial statements.

Shares		Value $

15,700	Take-Two Interactive Software (1)	247,746
19,100	TeleNav (1)	163,687
3,800	Telular	22,762
7,300	Teradata (1)	435,518
27,900	Teradyne (1)	399,528
54,622	Texas Instruments	1,678,534
4,700	Veeco Instruments (1)	125,443
9,400	Visa Class A	876,644
31,100	Vishay Intertechnology (1)	334,325
1,100	Western Digital (1)	29,304
24,600	Xilinx	823,116
		80,446,977
	Materials — 3.1%
11,900	Albemarle	634,151
1,200	Ball	41,484
7,300	Bemis	205,203
5,682	CF Industries Holdings	922,018
15,400	Cliffs Natural Resources	1,050,588
18,800	Dow Chemical	524,144
36,400	E.I. du Pont de Nemours	1,749,748
11,700	Eastman Chemical	459,693
54,500	Freeport-McMoRan Copper & Gold	2,194,170
14,400	Hecla Mining (1)	90,288
16,200	Horsehead Holding (1)	140,616
7,200	Innospec (1)	217,440
19,600	Kronos Worldwide	434,924
15,640	Monsanto	1,137,810
22,600	Mosaic	1,323,456
2,400	NewMarket	465,936
26,000	Newmont Mining	1,737,580
13,000	PPG Industries	1,123,330
4,200	Praxair	427,014
4,100	Schnitzer Steel Industries Class A	191,880
6,900	Scotts Miracle-Gro Class A	334,719
1,200	Terra Nitrogen LP	204,468
7,400	Westlake Chemical	304,954
		15,915,614
	Telecommunication Services — 2.3%
244,239	AT&T	7,158,645
116,330	Verizon Communications	4,301,883
27,600	Windstream	335,892
		11,796,420
	Utilities — 2.8%
28,200	American Electric Power	1,107,696
6,900	American States Water	241,086
13,800	Aqua America	306,222
1,400	Artesian Resources	25,480
7,100	Chesapeake Utilities	300,969
14,700	CMS Energy	306,054
4,000	Consolidated Communications Holdings	75,520
17,360	Consolidated Edison	1,004,623
4,300	Dominion Resources	221,837
5,200	Duke Energy	106,184
5,047	Edison International	204,908
41,871	Emerson Electric	2,014,832
7,600	Energen	372,856
6,300	Entergy	435,771
43,400	Exelon	1,926,526
6,200	FirstEnergy	278,752
10,100	MGE Energy	440,764
2,000	Middlesex Water	37,900
18,400	NextEra Energy	1,037,760
7,300	Northeast Utilities	252,361
4,500	NTELOS Holdings	85,590
37	PG&E	1,587
7,200	Portland General Electric	176,688
25,600	PPL	751,872
6,800	SCANA	287,504
34,208	Southern	1,477,786
2,900	Suburban Propane Partners LP	137,228
7,500	Unitil	200,025
17,200	USA Mobility	224,804
3,700	Westar Energy	100,862
19,600	Xcel Energy	506,660
		14,648,707
	Total United States	422,173,200
	TOTAL COMMON STOCK (Cost $425,038,298)	445,623,349

	RIGHTS (1) — 0.0%
	Puerto Rico — 0.0%
6,600	First Bancorp Expires 11/01/11 (Cost $—)	198

	SHORT-TERM INVESTMENT (4) — 12.4%
64,025,039	JPMorgan Prime Money Market Fund, 0.020% (Cost $64,025,039)	64,025,039

The accompanying notes are an integral part of the financial statements.

Value $

TOTAL INVESTMENTS — 99.2% (Cost $489,063,337)	509,648,586

OTHER ASSETS LESS LIABILITIES — 0.8%	4,108,799

NET ASSETS — 100%	$513,757,385

(1)	Denotes non-income producing security.
(2)	Security considered illiquid. On October 31, 2011 the value of this security amounted to $25,398, representing 0.0% of the net assets of the Fund.
(3)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(4)	The rate shown represents the 7-day current yield as of October 31, 2011.

A summary of the open futures contracts held by the Fund at October 31, 2011 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
S&P 500 Index E-MINI	1,027	Dec-11	$4,420,351

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2011, is as follows:

						Unrealized
	Settlement					Appreciation
Counterparty	Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	11/3/11	CAD	12,820,735	USD	12,233,304	$(629,015)
State Street Bank	11/3/11	USD	12,865,249	CAD	12,820,735	(2,930)
State Street Bank	12/8/11	CAD	12,820,735	USD	12,854,285	2,318
						$(629,627)

ADR — American Depositary Receipt

CAD — Canadian Dollar

LP — Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

USD— United States Dollar

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock (1)
Bahamas	$149,358	$—	$—	$149,358
Bermuda	3,657,254	—	—	3,657,254
Canada	14,911,311	—	—	14,911,311
Cayman Islands	280,620	—	—	280,620
China	734,942	—	—	734,942
Ireland	503,993	—	—	503,993
Netherlands	342,216	—	—	342,216
Puerto Rico	184,200	—	—	184,200
Russia	240,559	—	—	240,559
Switzerland	2,289,168	—	—	2,289,168
United Kingdom	156,528	—	—	156,528
United States
Consumer Discretionary	41,875,885	—	25,398	41,901,283
Consumer Staples	46,332,625	—	—	46,332,625
Energy	53,286,748	—	—	53,286,748
Financials	61,087,167	—	—	61,087,167
Healthcare	55,041,983	—	—	55,041,983
Industrials	41,715,676	—	—	41,715,676
Information Technology	80,446,977	—	—	80,446,977
Materials	15,915,614	—	—	15,915,614
Telecommunication Services	11,796,420	—	—	11,796,420
Utilities	14,648,707	—	—	14,648,707
Total Common Stock	$445,597,951	$—	$25,398	$445,623,349

Rights
Puerto Rico	—	198	—	198

Short-Term Investment	64,025,039	—	—	64,025,039

Total Investments in Securities	$509,622,990	$198	$25,398	$509,648,586

The accompanying notes are an integral part of the financial statements.

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures—Unrealized Appreciation	$4,420,351	$—	$—	$4,420,351
Forwards—Unrealized Appreciation	—	2,318	—	2,318
Forwards—Unrealized Depreciation	—	(631,945)	—	(631,945)
Total Other Financial Instruments	$4,420,351	$(629,627)	$—	$3,790,724

(1) A transfer between Level 1 and Level 3 occurred during the reporting period. The transfer into Level 3 was due to changes in the availability of observable inputs used to determine fair value.  A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

October 31, 2011

Shares		Value $

	COMMON STOCK — 91.1%
	Auto & Transportation — 0.4%
8,800	BorgWarner (1)	673,112

	Consumer Discretionary — 17.6%
13,200	Aaron’s	353,232
14,600	American Greetings Class A	233,746
35,700	Arbitron	1,418,361
28,500	Asbury Automotive Group (1)	531,525
50,900	Bally Technologies (1)	1,846,143
27,200	Big Lots (1)	1,025,168
19,100	Children’s Place (1)	896,745
9,000	Churchill Downs	432,630
17,600	Citi Trends (1)	218,064
98,000	Clear Channel Outdoor Holdings Class A (1)	1,078,000
43,100	Collective Brands (1)	629,691
15,100	Harman International Industries	651,716
37,900	Healthcare Services Group	657,565
12,000	Jarden	384,360
19,100	Lamar Advertising Class A (1)	429,559
28,300	Lithia Motors Class A	582,131
44,400	LKQ (1)	1,295,592
38,300	Madison Square Garden (1)	1,012,269
18,600	Matthews International Class A	653,604
16,000	Men’s Wearhouse	494,080
30,600	Pinnacle Entertainment (1)	346,392
77,600	Progressive Waste Solutions	1,633,480
63,200	Rent-A-Center	2,158,280
21,000	Scholastic	563,850
38,900	Six Flags Entertainment	1,396,510
75,734	Standard Parking (1)	1,332,161
10,700	Visteon (1)	595,134
52,500	Waste Connections	1,787,625
229,400	Wendy’s	1,160,764
16,900	Williams-Sonoma	634,426
10,000	Wolverine World Wide	379,300
		26,812,103
	Consumer Staples — 1.0%
24,600	Nash Finch	647,472
26,000	Pantry (1)	367,640
9,600	Sanderson Farms	475,200
		1,490,312
	Financial Services — 16.0%
45,676	Alterra Capital Holdings	990,256
18,100	Altisource Portfolio Solutions (1)	728,525
62,700	Apollo Global Management LLC Class A	830,775
17,000	Bank of Hawaii	717,910
64,900	Brown & Brown	1,432,992
26,200	Cash America International	1,434,450
69,700	Colonial Properties Trust REIT	1,413,516
69,520	CVB Financial	675,039
9,700	Equity Lifestyle Properties REIT	641,461
20,700	First Financial Bankshares	657,432
21,800	FirstMerit	305,418
43,500	Genpact (1)	702,525
16,900	Health Care REIT	890,461
25,000	Home Properties REIT	1,472,500
9,600	Infinity Property & Casualty	556,416
47,800	Invesco Mortgage Capital REIT	754,284
14,100	Lakeland Financial	336,849
40,658	LaSalle Hotel Properties REIT	972,133
33,700	MB Financial	558,409
5,500	Navigators Group (1)	250,910
104,300	Ocwen Financial (1)	1,512,350
74,900	Old National Bancorp	866,593
29,300	Primerica (1)	663,059
23,200	Reinsurance Group of America	1,211,736
13,400	RLI	942,556
32,300	Simmons First National Class A	838,508
16,400	SVB Financial Group (1)	753,416
28,200	Westamerica Bancorporation	1,263,924
		24,374,403
	Healthcare — 11.4%
13,000	AMERIGROUP (1)	723,190
31,400	Centene (1)	1,103,710
9,400	Cepheid (1)	337,272
18,700	Cooper	1,295,910
22,300	Emeritus (1)	394,933
11,500	Fluidigm (1)	160,540
30,700	Haemonetics (1)	1,871,165
30,400	HealthSouth (1)	536,864
11,800	HMS Holdings (1)	288,392
9,200	IPC The Hospitalist (1)	385,756
30,820	Kindred Healthcare (1)	359,053
16,600	LifePoint Hospitals (1)	641,756
49,800	Masimo	1,029,864
52,200	MedAssets (1)	556,452
16,800	Medicis Pharmaceutical Class A	643,272
7,300	MWI Veterinary Supply (1)	551,150
19,300	Onyx Pharmaceuticals (1)	789,949
12,600	Orthofix International (1)	442,386
56,500	Parexel International (1)	1,244,695
23,500	Salix Pharmaceuticals (1)	804,992
14,600	Sirona Dental Systems (1)	699,340
20,300	Team Health Holdings (1)	412,496
5,600	Techne	385,280
17,900	Volcano (1)	446,247
35,600	West Pharmaceutical Services	1,383,772
		17,488,436
	Materials & Processing — 6.8%
39,900	Cabot	1,204,182
25,600	Cytec Industries	1,143,552
51,400	Innophos Holdings	2,261,086
25,600	Kaiser Aluminum	1,189,376
86,500	KapStone Paper and Packaging (1)	1,418,600

The accompanying notes are an integral part of the financial statements.

Shares		Value $

9,700	Quaker Chemical	337,463
47,000	Silgan Holdings	1,764,380
33,400	Sonoco Products	1,048,426
		10,367,065
	Other Energy — 5.1%
11,500	Carrizo Oil & Gas (1)	312,800
67,800	Helix Energy Solutions Group (1)	1,224,468
33,100	Oil States International (1)	2,304,091
13,000	Petroleum Development (1)	339,430
17,200	SM Energy	1,426,052
44,500	SunCoke Energy (1)	561,590
33,600	Swift Energy (1)	1,028,832
41,500	Thermon Group Holdings (1)	659,020
		7,856,283
	Producer Durables — 14.5%
3,500	Alaska Air Group (1)	232,855
21,400	Allegiant Travel (1)	1,111,944
47,700	Applied Industrial Technologies	1,603,674
63,500	Compass Diversified Holdings	829,310
76,700	Dycom Industries (1)	1,490,281
36,200	EnerSys (1)	815,586
37,800	EnPro Industries (1)	1,301,832
6,300	ExlService Holdings (1)	164,304
11,900	FEI (1)	473,144
33,100	Forrester Research	1,185,311
62,500	FTI Consulting (1)	2,463,125
18,200	Genesee & Wyoming Class A (1)	1,077,622
126,300	GrafTech International (1)	1,984,173
135,700	Hawaiian Holdings (1)	725,995
25,850	IDEX	916,382
16,100	Manpower	694,554
18,100	MAXIMUS	730,154
29,900	MYR Group (1)	576,771
19,800	Regal-Beloit	1,051,974
7,100	Rofin-Sinar Technologies (1)	184,600
31,363	Stantec (1)(2)	771,252
51,000	Swift Transportation (1)	453,900
16,600	Towers Watson	1,090,620
39,100	Wabash National (1)	269,790
		22,199,153
	Technology — 12.8%
25,300	AboveNet	1,501,555
297,300	Anadigics (1)	781,899
20,600	Ariba (1)	652,608
84,100	Atmel (1)	888,096
128,500	Cadence Design Systems (1)	1,422,495
26,100	Cogent Communications Group (1)	418,905
64,000	comScore (1)	1,351,040
11,000	Gartner (1)	423,720
4,400	Hittite Microwave (1)	231,440
7,300	Informatica (1)	332,150
180,400	Integrated Device Technology (1)	1,096,832
52,600	Kenexa (1)	1,202,962
44,900	Mitel Networks (1)	127,965
52,700	NCR (1)	1,003,408
29,600	Netscout Systems (1)	485,144
91,260	Parametric Technology (1)	1,900,946
10,150	Progress Software (1)	213,759
81,700	QLogic (1)	1,141,349
51,900	RF Micro Devices (1)	380,946
33,100	Sapient	409,116
30,200	Scansource (1)	1,049,752
42,900	Standard Microsystems (1)	1,062,204
34,847	TNS (1)	680,562
40,700	Websense (1)	726,088
		19,484,941
	Utilities — 5.5%
81,800	Cleco	3,015,966
40,000	IDACORP	1,615,200
68,122	NorthWestern	2,346,803
19,900	Pike Electric (1)	151,439
33,800	Unisource Energy	1,260,064
		8,389,472
	TOTAL COMMON STOCK (Cost $119,401,316)	139,135,280

	INVESTMENT COMPANY — 0.3%
5,200	iShares Russell 2000 Index Fund (Cost $390,624)	384,644

	SHORT-TERM INVESTMENT (3) — 9.4%
14,351,706	JPMorgan Prime Money Market Fund, 0.020% (Cost $14,351,706)	14,351,706

The accompanying notes are an integral part of the financial statements.

Value $

TOTAL INVESTMENTS — 100.8% (Cost $134,143,646)	153,871,630

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.8)%	(1,199,031)

NET ASSETS — 100%	$152,672,599

(1)	Denotes non-income producing security.
(2)	Canadian-domiciled company.
(3)	The rate shown represents the 7-day current yield as of October 31, 2011.

LLC — Limited Liability Corporation

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$139,135,280	$—	$—	$139,135,280
Investment Company	384,644	—	—	384,644
Short-Term Investment	14,351,706	—	—	14,351,706
Total Investments in Securities	$153,871,630	$—	$—	$153,871,630

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2) All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

October 31, 2011

Shares		Value $

	COMMON STOCK — 89.1%
	Auto & Transportation — 2.2%
10,000	BorgWarner (1)	764,900
27,000	Kansas City Southern (1)	1,705,590
33,300	Ryder System	1,696,302
9,500	Wabtec	638,210
		4,805,002
	Consumer Discretionary — 15.7%
65,800	Bally Technologies (1)	2,386,566
36,700	Big Lots (1)	1,383,223
30,800	Carter’s (1)	1,173,172
27,900	Children’s Place (1)	1,309,905
18,200	DeVry	685,776
38,700	Dick’s Sporting Goods (1)	1,512,783
25,100	Harman International Industries	1,083,316
141,800	Interpublic Group of Cos.	1,344,264
16,900	Lamar Advertising Class A (1)	380,081
32,500	Lear	1,524,575
15,800	Liberty Media - Liberty Starz, Series A (1)	1,079,140
11,200	Life Time Fitness (1)	483,056
105,400	Live Nation Entertainment (1)	989,706
40,900	Men’s Wearhouse	1,262,992
74,400	Rent-A-Center	2,540,760
141,700	Republic Services	4,032,782
27,300	Ross Stores	2,395,029
31,200	Snap-on	1,674,504
30,200	Valassis Communications (1)	589,806
112,400	VeriSign	3,606,916
74,100	Waste Connections	2,523,105
		33,961,457
	Consumer Staples — 0.5%
12,300	JM Smucker	947,346

	Financial Services — 14.3%
27,300	Bank of Hawaii	1,152,879
87,000	Comerica	2,222,850
35,400	Cullen/Frost Bankers	1,736,016
34,400	Digital Realty Trust REIT	2,144,152
12,300	Everest Re Group	1,106,016
71,900	HCC Insurance Holdings	1,913,259
45,100	Health Care REIT	2,376,319
69,900	KKR	942,252
68,300	MSCI Class A (1)	2,280,537
22,900	PartnerRe	1,424,838
197,400	People’s United Financial	2,516,850
39,700	Reinsurance Group of America	2,073,531
66,800	Tanger Factory Outlet Centers REIT	1,881,088
43,700	UMB Financial	1,611,219
73,900	Willis Group Holdings	2,683,309
79,200	WR Berkley	2,756,952
		30,822,067
	Healthcare — 10.8%
80,700	CareFusion (1)	2,065,920
28,600	Centene (1)	1,005,290
22,700	DaVita (1)	1,589,000
64,000	DENTSPLY International	2,365,440
21,300	Henry Schein (1)	1,476,516
43,800	Life Technologies (1)	1,781,346
41,500	LifePoint Hospitals (1)	1,604,390
13,700	Lincare Holdings	322,635
55,200	Luminex (1)	1,212,192
37,600	Masimo	777,568
17,300	Onyx Pharmaceuticals (1)	708,089
123,300	Pharmaceutical Product Development	4,067,667
27,100	Salix Pharmaceuticals (1)	928,311
11,900	Sirona Dental Systems (1)	570,010
41,200	Universal Health Services Class B	1,646,764
33,000	West Pharmaceutical Services	1,282,710
		23,403,848
	Materials & Processing — 9.6%
62,500	Airgas	4,309,375
41,100	Cabot	1,240,398
118,700	Crown Holdings (1)	4,010,873
22,800	Cytec Industries	1,018,476
45,400	Reliance Steel & Aluminum	2,006,226
31,800	Rock-Tenn Class A	1,882,242
12,800	Royal Gold	916,224
94,700	Silgan Holdings	3,555,038
125,370	Yamana Gold	1,876,789
		20,815,641
	Other Energy — 5.4%
1,700	Concho Resources (1)	161,024
33,500	Dresser-Rand Group (1)	1,621,400
88,700	Energen	4,351,622
9,243	Oil States International (1)	643,405
50,700	SM Energy	4,203,537
22,100	Swift Energy (1)	676,702
		11,657,690
	Producer Durables — 8.8%
13,000	Alaska Air Group (1)	864,890
26,399	AMETEK	1,043,288
43,700	Applied Industrial Technologies	1,469,194
20,500	Dover	1,138,365
54,650	IDEX	1,937,343
22,300	Kennametal	867,247
18,400	MAXIMUS	742,256
27,000	Measurement Specialties (1)	842,670
70,200	Quanta Services (1)	1,466,478
31,800	Regal-Beloit	1,689,534
54,500	Robert Half International	1,440,435
75,800	Steelcase Class A	561,678
19,200	Towers Watson	1,261,440

The accompanying notes are an integral part of the financial statements.

Shares		Value $

105,600	Verisk Analytics Class A (1)	3,711,840
		19,036,658
	Technology — 14.9%
14,700	AboveNet	872,445
133,400	Amdocs (1)	4,004,668
75,800	Arrow Electronics (1)	2,732,590
99,500	Atmel (1)	1,050,720
75,600	Autodesk (1)	2,615,760
48,100	Gartner (1)	1,852,812
72,500	Integrated Device Technology (1)	440,800
86,641	Maxim Integrated Products	2,266,529
35,858	Microchip Technology	1,296,625
40,900	Molex	1,009,821
38,600	Netlogic Microsystems (1)	1,899,120
75,100	Parametric Technology (1)	1,564,333
191,200	PMC - Sierra (1)	1,212,208
46,100	QLogic (1)	644,017
10,554	Rovi (1)	522,845
30,500	SAIC (1)	379,115
68,200	SBA Communications Class A (1)	2,597,738
44,300	Skyworks Solutions (1)	877,583
105,700	Synopsys (1)	2,833,817
20,500	TIBCO Software (1)	592,245
21,900	VeriFone Systems (1)	924,399
		32,190,190
	Telecommunication Services — 0.2%
21,700	NII Holdings (1)	510,601

	Utilities — 6.7%
72,900	Cleco	2,687,823
67,300	NeuStar Class A (1)	2,139,467
62,900	Northeast Utilities	2,174,453
60,300	Portland General Electric	1,479,762
218,300	Questar	4,206,641
42,400	Southern Union	1,782,072
		14,470,218
	TOTAL COMMON STOCK (Cost $182,888,908)	192,620,718

	SHORT-TERM INVESTMENT (2) —10.3%
22,362,005	JPMorgan Prime Money Market Fund, 0.020% (Cost $22,362,005)	22,362,005

	TOTAL INVESTMENTS — 99.4% (Cost $205,250,913)	214,982,723

	OTHER ASSETS LESS LIABILITIES — 0.6%	1,191,059

	NET ASSETS — 100%	$216,173,782

(1)	Denotes non-income producing security.
(2)	The rate shown represents the 7-day current yield as of October 31, 2011.

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Common Stock (2)	$192,620,718	$—	$—	$192,620,718
Short-Term Investment	22,362,005	—	—	22,362,005

Total Investments in Securities	$214,982,723	$—	$—	$214,982,723

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2) All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

October 31, 2011

Shares		Value $

	COMMON STOCK — 87.6%
	Australia (2) — 0.1%
139,058	Centamin Egypt (1)	244,001

	Brazil — 6.7%
134,700	BR Malls Participacoes	1,463,533
131,000	BR Properties	1,324,119
71,039	BRF - Brasil Foods ADR	1,495,371
108,964	Cia de Concessoes Rodoviarias	3,003,890
192,900	Gerdau ADR	1,739,958
77,000	Iochpe-Maxion	1,090,067
62,800	Lojas Renner	1,909,793
41,332	Magazine Luiza (1)	315,197
602,000	PDG Realty Empreendimentos e Participacoes	2,658,409
93,178	Petroleo Brasileiro ADR	2,516,738
49,900	Ultrapar Participacoes ADR	886,224
151,600	Vale ADR	3,852,156
		22,255,455
	Cayman Islands (2) — 0.5%
606,000	Tingyi Cayman Islands Holding	1,723,657

	China — 11.9%
646,500	Anhui Conch Cement Class H (2)	2,350,932
15,400	Baidu ADR (1)	2,158,772
8,875,320	China Construction Bank Class H (2)	6,521,262
308,400	China Pacific Insurance Group Class H (2)	946,420
2,968,000	China Petroleum & Chemical Class H (2)	2,807,036
891,000	China Shenhua Energy Class H (2)	4,076,297
1,407,000	China Suntien Green Energy Class H (2)	320,002
1,858,000	Dongfeng Motor Group Class H (2)	3,030,962
10,849,565	Industrial & Commercial Bank of China Class H (2)	6,775,416
1,036,000	Parkson Retail Group (2)	1,318,290
1,502,000	PetroChina Class H (2)	1,949,961
238,500	Ping An Insurance Group of China Class H (2)	1,768,880
162,500	Tencent Holdings (2)	3,758,377
269,000	Weichai Power Class H (2)	1,353,622
		39,136,229
	Egypt — 0.7%
193,093	Commercial International Bank (2)	859,582
443,086	Egyptian Financial Group-Hermes Holding (1) (2)	948,693
11,150	Orascom Construction Industries GDR	453,772
		2,262,047
	Hong Kong (2) — 8.2%
500	Beijing Enterprises Holdings	2,767
1,286,000	Belle International Holdings	2,522,235
1,069,500	China Mobile	10,165,286
1,882,000	China Overseas Land & Investment	3,482,569
1,774,000	China Resources Power Holdings	3,150,842
3,335,000	CNOOC	6,304,594
1,033,140	Franshion Properties China	212,206
2,004,000	Lenovo Group	1,347,350
		27,187,849
	Hungary (2) — 0.5%
12,277	MOL Hungarian Oil & Gas	951,214
4,747	Richter Gedeon	763,256
		1,714,470
	India — 4.2%
86,565	Dr. Reddy’s Laboratories ADR	2,869,630
135,300	HDFC Bank ADR	4,283,598
60,700	ICICI Bank ADR	2,255,612
26,400	Infosys Limited ADR	1,546,776
60,794	Larsen & Toubro GDR	1,764,266
73,050	Mahindra & Mahindra GDR	1,285,680
		14,005,562
	Indonesia (2) — 2.9%
277,500	Astra International	2,140,346
4,172,000	Bank Mandiri	3,328,888
2,150,500	Indofood Sukses Makmur	1,262,999
3,166,000	Perusahaan Perkebunan London Sumatra Indonesia	778,898
1,798,500	Semen Gresik Persero	1,914,168
		9,425,299
	Malaysia (2) — 3.4%
1,716,300	Axiata Group	2,713,593
651,900	CIMB Group Holdings	1,600,686
705,600	Genting	2,458,409
405,500	Public Bank	1,678,114
937,600	Sime Darby	2,705,555
		11,156,357
	Mexico — 3.1%
171,600	America Movil, Series L ADR	4,362,072
668,222	Compartamos	1,033,436
66,166	Fomento Economico Mexicano	444,236
61,642	Grupo Bimbo, Series A	127,033
184,500	Grupo Financiero Banorte	629,544
449,700	Grupo Mexico, Series B	1,247,141
944,258	Wal-Mart de Mexico	2,438,624
		10,282,086

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Peru — 0.6%
22,400	Cia de Minas Buenaventura ADR	916,832
8,684	Credicorp	944,646
		1,861,478
	Philippines (2) — 0.4%
2,017,600	Ayala Land	756,745
57,230	SM Investments	741,594
		1,498,339
	Poland (2) — 1.5%
205,984	Cyfrowy Polsat	957,588
21,077	KGHM Polska Miedz	1,017,729
93,395	Powszechna Kasa Oszczednosci Bank Polski	1,062,383
15,964	Powszechny Zaklad Ubezpieczen	1,690,954
65,667	Telekomunikacja Polska	348,264
		5,076,918
	Qatar (2) — 0.6%
54,870	Industries Qatar	1,983,227

	Russia — 8.4%
867,636	Gazprom ADR	10,073,254
65,081	Globaltrans Investment GDR (2)	995,616
103,400	LUKOIL ADR	5,966,180
42,492	MMC Norilsk Nickel ADR (2)	930,503
137,900	Mobile Telesystems ADR	1,970,591
17,700	NovaTek GDR (2)	2,469,644
26,449	Novolipetsk Steel GDR (2)	716,011
160,100	Rosneft Oil GDR (2)	1,134,406
38,600	Uralkali GDR (2)	1,663,346
56,527	X5 Retail Group GDR (1) (2)	1,694,087
		27,613,638
	South Africa (2) — 3.0%
39,129	AngloGold Ashanti	1,779,567
415,239	FirstRand	1,034,552
74,862	Imperial Holdings	1,107,267
95,578	MTN Group	1,671,544
40,413	Naspers Class N	1,929,102
52,542	Sasol	2,377,637
		9,899,669
	South Korea — 18.5%
145,580	Cheil Worldwide (2)	2,375,910
4,861	Daum Communications (2)	586,998
134,700	DGB Financial Group (1)	1,690,035
4,939	E-Mart (1)	1,286,001
23,010	GS Engineering & Construction (2)	1,994,498
89,170	Hana Financial Group (2)	3,174,997
3,074	Hyundai Heavy Industries (2)	818,566
13,882	Hyundai Mobis (2)	3,959,867
41,633	Hyundai Motor (2)	8,356,881
13,981	LG Chem (2)	4,496,663
8,392	LG Household & Health Care (2)	3,777,689
2,814	POSCO (2)	971,817
21,035	Samsung Electronics (2)	18,048,770
15,205	Samsung Fire & Marine Insurance (2)	3,222,504
63,735	Shinhan Financial Group (2)	2,530,685
5,045	Shinsegae (2)	1,264,651
16,189	SK Innovation (2)	2,428,147
		60,984,679
	Taiwan — 6.5%
232,011	Asustek Computer (2)	1,613,631
2,863	Cathay Financial Holding (2)	3,416
3,813,493	Chinatrust Financial Holding (2)	2,500,354
38,940	Chunghwa Telecom ADR	1,309,552
1,267,340	Hon Hai Precision Industry (2)	3,475,651
846,000	Nan Ya Plastics (2)	1,903,947
1,116,337	Taiwan Cement (2)	1,394,732
434,700	Taiwan Mobile (2)	1,246,134
2,398,139	Taiwan Semiconductor Manufacturing (2)	5,846,314
46,484	Taiwan Semiconductor Manufacturing ADR	586,628
1,191,770	WPG Holdings (2)	1,439,645
		21,320,004
	Thailand (2) — 4.6%
706,800	Bangkok Bank	3,585,323
1,686,600	CP ALL	2,561,919
688,331	Kasikornbank	2,746,957
349,669	Kasikornbank NVDR	1,395,442
416,100	PTT	4,106,385
398,200	Thai Oil	745,897
		15,141,923
	Turkey (2) — 1.3%
231,251	TAV Havalimanlari Holding (1)	1,114,917
250,368	Turk Telekomunikasyon	1,060,293
369,718	Turkiye Garanti Bankasi	1,298,356
143,678	Turkiye Halk Bankasi	883,750
		4,357,316
	TOTAL COMMON STOCK (Cost $289,384,604)	289,130,203

	PREFERRED STOCK — 8.5%
	Brazil — 8.5%
275,938	Banco Bradesco ADR	5,022,072
75,321	Cia de Bebidas das Americas ADR	2,539,824
151,577	Cia Energetica de Minas Gerais ADR	2,582,872
345,070	Itau Unibanco Holding ADR	6,597,738
135,039	Petroleo Brasileiro ADR	3,415,136
59,602	Telefonica Brasil ADR	1,729,650
83,400	Ultrapar Participacoes	1,483,369
190,800	Vale ADR	4,502,880

The accompanying notes are an integral part of the financial statements.

Shares		Value $

500	Vale Class A	11,899

	TOTAL PREFERRED STOCK (Cost $28,258,848)	27,885,440

	EQUITY-LINKED WARRANTS (1) (3) (4) — 1.4%
	Russia — 1.4%
275,066	Sberbank Savings Bank of the Russian Federation, Expires 11/05/12	739,928
1,407,771	Sberbank Savings Bank of the Russian Federation, Expires 02/28/18	3,815,059

	TOTAL EQUITY-LINKED WARRANTS (Cost $4,596,134)	4,554,987

	SHORT-TERM INVESTMENT (5) — 3.4%
11,277,557	JPMorgan Prime Money Market Fund, 0.020% (Cost $11,277,557)	11,277,557

	TOTAL INVESTMENTS — 100.9% (Cost $333,517,143)	332,848,187

	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.9)%	(2,988,471)

	NET ASSETS — 100%	$329,859,716

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Securities are not readily marketable.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2011, the value of these securities amounted to $4,554,987, representing 1.4% of the net assets of the Fund.

(5)	The rate shown represents the 7-day current yield as of October 31, 2011.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non Voting Depositary Receipt

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock (1)
Australia	$—	$244,001	$—	$244,001
Brazil	22,255,455	—	—	22,255,455
Cayman Islands	—	1,723,657	—	1,723,657
China	2,158,772	36,977,457	—	39,136,229
Egypt	453,772	1,808,275	—	2,262,047
Hong Kong	—	27,187,849	—	27,187,849
Hungary	—	1,714,470	—	1,714,470
India	14,005,562	—	—	14,005,562
Indonesia	—	9,425,299	—	9,425,299
Malaysia	—	11,156,357	—	11,156,357
Mexico	10,282,086	—	—	10,282,086
Peru	1,861,478	—	—	1,861,478
Philippines	—	1,498,339	—	1,498,339
Poland	—	5,076,918	—	5,076,918
Qatar	—	1,983,227	—	1,983,227
Russia	18,010,025	9,603,613	—	27,613,638
South Africa	—	9,899,669	—	9,899,669
South Korea	2,976,036	58,008,643	—	60,984,679
Taiwan	1,896,180	19,423,824	—	21,320,004
Thailand	—	15,141,923	—	15,141,923
Turkey	—	4,357,316	—	4,357,316
Total Common Stock	$73,899,366	$215,230,837	$—	$289,130,203

Preferred Stock
Brazil	27,885,440	—	—	27,885,440

Equity-Linked Warrants
Russia	—	4,554,987	—	4,554,987

Short-Term Investment	11,277,557	—	—	11,277,557

Total Investments in Securities	$113,062,363	$219,785,824	$—	$332,848,187

(1) The primary reason for changes in the classification between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

The accompanying notes are an integral part of the financial statements.

Schroder International Alpha Fund

Schedule of Investments

October 31, 2011

Shares		Value $

	COMMON STOCK — 98.6%
	Australia (2) — 3.7%
278,478	Atlas Iron	903,121
24,919	Newcrest Mining	880,597
		1,783,718
	Belgium (2) — 2.4%
21,036	Anheuser-Busch InBev	1,166,834

	Brazil — 3.3%
50,591	Anhanguera Educacional Participacoes	751,865
31,558	Petroleo Brasileiro ADR	852,382
		1,604,247
	Canada — 3.5%
27,957	Suncor Energy	890,574
10,667	Toronto-Dominion Bank	805,135
		1,695,709
	China (2) — 1.0%
105,500	China Shenhua Energy Class H	482,659

	Finland (2) — 1.4%
18,098	Metso	700,219

	France (2) — 13.6%
45,601	AXA	733,606
12,416	BNP Paribas	554,558
12,504	Cie Generale des Etablissements Michelin	905,618
11,796	Cie Generale d’Optique Essilor International	852,736
28,579	GDF Suez	805,326
4,755	LVMH Moet Hennessy Louis Vuitton	788,288
25,729	Safran	840,393
11,209	Schneider Electric	658,335
32,956	Veolia Environnement	466,748
		6,605,608
	Germany (2) — 4.6%
26,356	GEA Group	722,865
10,825	Kabel Deutschland Holding (1)	614,122
14,527	SAP	878,612
		2,215,599
	Hong Kong (2) — 5.2%
83,500	China Mobile	793,643
33,072	Jardine Strategic Holdings	969,709
53,000	Sun Hung Kai Properties	729,773
		2,493,125
	Israel — 1.7%
14,362	Check Point Software Technologies (1)	827,682

	Japan (2) — 11.1%
7,000	FANUC	1,132,411
37,000	Honda Motor	1,107,005
29,800	Mitsubishi	613,209
73,000	Sekisui Chemical	573,143
37,800	Seven & I Holdings	1,009,238
33,800	Sumitomo Mitsui Financial Group	945,245
		5,380,251
	Netherlands (2) — 1.5%
83,263	ING Groep (1)	717,968

	New Zealand (2) — 2.1%
485,770	Telecom Corp. of New Zealand	991,347

	Norway (2) — 3.4%
64,433	DnB NOR	746,221
35,760	Statoil	908,502
		1,654,723
	Russia — 1.4%
64,496	Sberbank Savings Bank of the Russian Federation ADR	693,332

	Singapore (2) — 1.4%
51,000	United Overseas Bank	691,524

	South Korea (2) — 4.9%
2,163	Hyundai Mobis	617,000
1,264	Samsung Electronics	1,084,556
17,130	Shinhan Financial Group	680,170
		2,381,726
	Switzerland (2) — 9.2%
20,258	Julius Baer Group	761,712
28,130	Nestle	1,628,087
19,789	Novartis	1,115,581
5,748	Roche Holding	943,716
		4,449,096
	United Kingdom (2) — 23.2%
61,794	AMEC	915,927
45,806	BG Group	993,448
79,374	Capita Group	926,267
58,996	Diageo	1,221,202
64,298	GlaxoSmithKline	1,443,276
106,068	HSBC Holdings	925,654
201,391	Kingfisher	834,542
83,397	Prudential	861,582
15,507	Rio Tinto	839,073

The accompanying notes are an integral part of the financial statements.

Shares		Value $

118,982	United Utilities Group	1,160,086
67,595	Xstrata	1,126,115
		11,247,172
	TOTAL COMMON STOCK (Cost $47,732,106)	47,782,539

	SHORT-TERM INVESTMENT (3) — 0.2%
74,236	JPMorgan Prime Money Market Fund, 0.020% (Cost $74,236)	74,236

	TOTAL INVESTMENTS — 98.8% (Cost $47,806,342)	47,856,775

	OTHER ASSETS LESS LIABILITIES — 1.2%	593,098

	NET ASSETS — 100%	$48,449,873

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	The rate shown represents the 7-day current yield as of October 31, 2011.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stock (1)
Australia	$—	$1,783,718	$—	$1,783,718
Belgium	—	1,166,834	—	1,166,834
Brazil	1,604,247	—	—	1,604,247
Canada	1,695,709	—	—	1,695,709
China	—	482,659	—	482,659
Finland	—	700,219	—	700,219
France	—	6,605,608	—	6,605,608
Germany	—	2,215,599	—	2,215,599
Hong Kong	—	2,493,125	—	2,493,125
Israel	827,682	—	—	827,682
Japan	—	5,380,251	—	5,380,251
Netherlands	—	717,968	—	717,968
New Zealand	—	991,347	—	991,347
Norway	—	1,654,723	—	1,654,723
Russia	693,332	—	—	693,332
Singapore	—	691,524	—	691,524
South Korea	—	2,381,726	—	2,381,726
Switzerland	—	4,449,096	—	4,449,096
United Kingdom	—	11,247,172	—	11,247,172
Total Common Stock	$4,820,970	$42,961,569	$—	$47,782,539

Short-Term Investment	74,236	—	—	74,236

Total Investments in Securities	$4,895,206	$42,961,569	$—	$47,856,775

(1) The primary reason for changes in the classification between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

The accompanying notes are an integral part of the financial statements.

Schroder International Multi-Cap Value Fund

Schedule of Investments

October 31, 2011

Shares		Value $

	COMMON STOCK — 97.9%
	Australia (2) — 3.9%
4,874	Aditya Birla Minerals	4,951
2,549	AGL Energy	38,402
7,417	Aspen Group REIT	3,194
1,106	Australia & New Zealand Banking Group	24,989
898	BHP Billiton	35,148
2,361	Billabong International	10,547
1,332	Caltex Australia	18,497
2,798	Cardno	15,380
21,983	CFS Retail Property Trust	41,902
42,295	Cue Energy Resources (1)	10,325
7,292	David Jones	25,739
4,245	Dragon Mining (1)	5,930
5,407	Echo Entertainment Group (1)	20,985
26,187	Grange Resources	12,259
4,498	iiNET	12,190
28,186	Investa Office Fund REIT	18,425
1,575	JB Hi-Fi	25,991
1,095	Macquarie Group	28,189
2,953	Melbourne IT	4,382
8,820	Metcash	38,594
17,035	Mount Gibson Iron	27,244
3,560	OZ Minerals	42,747
23,916	Perilya (1)	11,381
2,941	Premier Investments	15,702
9,351	Ramelius Resources	12,147
539	Rio Tinto	38,693
10,664	Rubicon America Trust REIT (1) (3)	—
1,329	SMS Management & Technology	7,537
1,102	Sonic Healthcare	12,733
6,391	Stockland REIT	21,102
6,302	TABCORP Holdings	19,376
22,660	Telstra	73,568
2,583	Woolworths	64,563
		742,812
	Austria (2) — 0.8%
1,226	Erste Group Bank	26,142
662	Oesterreichische Post	19,970
1,606	OMV	55,976
592	Raiffeisen Bank International	16,433
802	Vienna Insurance Group	33,638
		152,159
	Belgium (2) — 1.6%
6,486	Ageas	13,005
1,167	Arseus	18,543
196	Befimmo Sicafi REIT	15,011
1,092	Bekaert	48,478
1,525	Belgacom	46,124
290	Compagnie Maritime Belge	6,802
505	Delhaize Group	32,994
662	KBC Groep	14,684
1,429	Mobistar	81,335
2,239	Nyrstar	19,586
66	Wereldhave Belgium REIT	6,111
		302,673
	Bermuda — 0.7%
2,869	Catlin Group (2)	18,254
13,000	Dickson Concepts International	7,564
62,000	Emperor International Holdings (2)	10,368
66,000	First Pacific (2)	68,762
12,000	Midland Holdings (2)	5,885
556	Seadrill (2)	18,281
		129,114
	Brazil — 0.6%
400	Cia de Saneamento Basico do Estado de Sao Paulo ADR	21,704
1,400	Cia de Saneamento de Minas Gerais-COPASA	26,181
600	Energias do Brasil	12,975
1,100	Eternit	5,806
1,100	Fertilizantes Heringer (1)	6,550
1,000	Helbor Empreendimentos	12,846
2,000	Light	31,529
		117,591
	British Virgin Islands — 0.1%
2,946	Playtech	12,899

	Canada — 7.1%
1,100	Agrium	90,697
6,500	Amerigo Resources	4,304
1,100	Bank of Montreal	64,993
1,600	Barrick Gold	78,997
700	BCE	27,749
900	Calfrac Well Services	27,902
3,200	Canadian Oil Sands	74,165
3,700	CGI Group Class A (1)	75,730
600	Chemtrade Logistics Income Fund	7,982
2,500	Chorus Aviation Class B	9,782
1,300	CML HealthCare	12,639
1,300	Davis & Henderson Income	22,173
500	Empire Class A	30,566
1,700	Extendicare REIT	12,724
600	Genivar	13,882
1,000	Genworth MI Canada	22,073
2,600	Great-West Lifeco	57,885
18,800	High River Gold Mines (1)	24,898
1,500	Husky Energy	38,512
2,000	IGM Financial	86,365
1,200	Industrial Alliance Insurance and Financial Services	39,045
2,200	Just Energy Group	23,750

The accompanying notes are an integral part of the financial statements.

Shares		Value $

800	Labrador Iron Ore Royalty	25,797
600	Liquor Stores North America	8,729
800	Magna International Class A	30,525
2,000	Mullen Group	40,193
3,400	Nexen	57,753
900	North West	16,958
700	Petrobank Energy & Resources (1)	6,300
1,400	Petrominerales	36,942
1,300	Power Corp. of Canada	32,738
1,200	Power Financial	32,387
1,400	Quadra FNX Mining (1)	16,153
2,500	Research In Motion (1)	50,567
1,700	Rogers Communications Class B	62,000
3,800	Rogers Sugar	19,864
1,600	Sherritt International	9,198
2,100	Sino-Forest (1) (2) (3)	—
700	Sun Life Financial	17,670
1,200	Valener	17,698
400	Wajax	14,452
2,500	Yellow Media	915
		1,343,652
	Chile — 0.2%
65,673	Aguas Andinas	39,692

	China — 1.7%
60,000	Chaoda Modern Agriculture Holdings (1)(2)(3)	—
32,000	China Communications Services Class H (2)	14,759
68,000	China Petroleum & Chemical Class H (2)	64,312
44,000	China Wireless Technologies (2)	7,417
30,000	China Zhongwang Holdings (2)	9,922
22,000	Dongfeng Motor Group Class H (2)	35,889
10,000	Great Wall Technology Class H (2)	2,376
27,000	Haitian International Holdings (2)	23,990
3,700	Inner Mongolia Yitai Coal	20,609
24,000	Jiangsu Expressway Class H (2)	20,687
24,000	Kingsoft (2)	10,604
19,000	Shenzhou International Group Holdings (2)	24,443
24,000	Yangzijiang Shipbuilding Holdings (2)	17,772
20,000	Yanzhou Coal Mining (2)	49,508
16,000	Zhejiang Expressway Class H (2)	10,523
		312,811
	Cyprus (2) — 0.3%
5,452	ProSafe	41,261
5,607	Songa Offshore (1)	22,467
		63,728
	Czech Republic — 0.1%
1,215	Telefonica Czech Republic	25,577

	Denmark (2) — 1.0%
9	AP Moller - Maersk	60,896
1,513	Danske Bank	20,697
4,540	H Lundbeck	91,592
181	Royal UNIBREW	9,453
		182,638
	Finland (2) — 1.9%
3,969	Fortum	96,620
2,119	Huhtamaki	24,214
2,775	Nokia	18,678
2,161	Orion Class B	44,980
485	PKC Group	8,030
2,107	Sampo Class A	57,928
1,370	Sanoma	18,384
3,133	Stora Enso Class R	19,835
813	Tieto	12,875
2,329	UPM-Kymmene	27,239
1,197	Wartsila	36,378
		365,161
	France — 4.9%
883	Alten (2)	25,150
1,655	April (2)	28,754
617	Arkema (2)	41,940
2,706	AXA (2)	43,533
823	BNP Paribas (2)	36,759
246	Boiron (2)	7,002
629	Bouygues (2)	23,497
202	Cegid Group (2)	4,724
624	Christian Dior (2)	88,056
200	Ciments Francais (2)	17,668
2,449	CNP Assurances (2)	37,408
2,683	Credit Agricole (2)	20,772
180	Credit Agricole Nord de France	4,078
140	Esso Francaise (2)	14,414
585	Euler Hermes (2)	42,244
1,001	France Telecom (2)	18,001
337	Gecina REIT (2)	33,334
190	Generale de Sante	2,630
1,389	Metropole Television (2)	23,750
5,989	Natixis (2)	18,985
309	Neopost (2)	23,507
1,904	NetGem (2)	7,623
484	Nexity (2)	13,947
3,854	PagesJaunes Groupe (2)	16,448
789	Plastic Omnium (2)	21,940
409	Renault (2)	17,093
1,254	Sanofi (2)	89,730
1,368	SCOR (2)	31,877
1,150	Societe Generale (2)	32,934
1,368	Total (2)	71,394
457	Valeo (2)	22,944
200	Vinci (2)	9,810

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,884	Vivendi (2)	42,110
		934,056
	Gabon (2) — 0.2%
108	Total Gabon	45,463

	Germany (2) — 3.5%
488	Allianz	54,308
698	Aurubis	39,391
914	Axel Springer	36,948
1,180	BASF	86,154
1,241	Bayer	79,084
838	Bayerische Motoren Werke	68,089
593	Bechtle	22,127
359	Cewe Color Holding	13,962
8,454	Commerzbank	20,647
367	Daimler	18,644
463	Deutsche Bank	19,149
805	Deutsche Lufthansa	10,940
1,282	Deutsche Post	19,450
686	E.ON	16,547
429	Elmos Semiconductor	4,579
108	Generali Deutschland Holding	8,861
425	Hannover Rueckversicherung	20,929
597	Indus Holding	15,584
1,629	Kontron	11,532
490	RWE	20,892
305	SMA Solar Technology	18,336
1,197	SQS Software Quality Systems	3,071
366	Wacker Chemie	36,846
432	Wincor Nixdorf	24,196
		670,266
	Greece (2) — 0.5%
1,950	Hellenic Petroleum	17,091
3,382	JUMBO	18,335
963	Metka	9,008
1,578	Motor Oil Hellas Corinth Refineries	14,200
2,609	OPAP	30,139
		88,773
	Guernsey (2) — 0.3%
3,969	IRP Property Investments Limited	4,733
10,527	Resolution	46,337
		51,070
	Hong Kong — 3.8%
3,700	ASM Pacific Technology (2)	40,631
14,000	Cathay Pacific Airways (2)	25,413
28,000	Champion REIT (2)	11,552
199,774	Champion Technology Holdings (2)	2,881
27,000	China Green Holdings (2)	8,371
6,500	China Mobile (2)	61,781
22,000	China Pharmaceutical Group (2)	6,017
16,000	China Ting Group Holdings (2)	1,083
16,000	China Yurun Food Group (2)	27,772
40,000	CNOOC (2)	75,617
370	Digitalhongkong.com (1)	46
9,500	Esprit Holdings (2)	13,741
23,000	Goldlion Holdings (2)	8,893
6,000	Great Eagle Holdings (2)	13,326
17,000	GZI REIT (2)	7,807
62,000	Hutchison Telecommunications Hong Kong Holdings (2)	22,044
5,000	Kingboard Chemical Holdings (2)	17,079
22,000	Lerado Group Holdings (2)	2,065
54,000	Lonking Holdings (2)	21,233
20,000	Luen Thai Holdings (2)	1,638
14,000	New World Development (2)	14,749
28,000	Norstar Founders Group (1) (2) (3)	—
14,227	NWS Holdings (2)	21,574
4,000	Orient Overseas International (2)	18,054
19,000	SmarTone Telecommunications Holding (2)	35,094
21,000	Sunlight REIT (2)	6,088
2,000	Swire Pacific Class A (2)	23,112
15,000	TAI Cheung Holdings (2)	10,367
16,000	TCL Communication Technology Holdings (2)	7,891
34,000	Texwinca Holdings (2)	43,077
5,200	Transport International Holdings (2)	10,621
2,800	VTech Holdings (2)	26,145
16,000	Wheelock (2)	47,011
58,000	Xinyi Glass Holdings (2)	36,545
36,500	XTEP International Holdings (2)	14,130
9,000	Yue Yuen Industrial Holdings (2)	25,633
46,000	Yuexiu Transport Infrastructure (2)	19,858
		728,939
	Hungary (2) — 0.1%
8,579	Magyar Telekom Telecommunications	19,837

	Indonesia (2) — 1.0%
125,000	Aneka Tambang	25,027
17,000	Astra Agro Lestari	40,727
75,500	International Nickel Indonesia	30,790
134,000	Perusahaan Gas Negara	44,213
38,500	Sampoerna Agro	13,028
32,000	Telekomunikasi Indonesia	26,695
		180,480
	Ireland — 0.3%
3,548	Anglo Irish Bank (1) (2) (3)	—
675	DCC (2)	18,679
17,066	Total Produce	8,975
8,564	United Drug (2)	26,435
		54,089
	Israel (2) — 1.6%
12,341	Bank Hapoalim	47,887
7,639	Bank Leumi Le-Israel	26,501

The accompanying notes are an integral part of the financial statements.

Shares		Value $

13,232	Bezeq Israeli Telecommunication	27,993
902	Cellcom Israel	19,893
856	Delek Automotive Systems	6,561
2,599	First International Bank of Israel (1)	27,114
7,496	Israel Chemicals	88,983
12,074	Israel Discount Bank Class A (1)	19,980
1,536	Partner Communications	18,258
46	Paz Oil	6,541
1,894	Super-Sol	8,179
		297,890
	Italy — 2.3%
1,049	Assicurazioni Generali (2)	18,773
2,205	Atlantia (2)	33,593
1,827	Autostrada Torino-Milano (2)	19,113
2,606	Banca Piccolo Credito Valtellinese (2)	7,559
3,093	Banca Popolare di Milano (2)	1,904
4,478	Banco Popolare (2)	6,647
444	Beni Stabili REIT	264
1,315	Brembo (2)	14,002
2,182	Caltagirone	4,527
495	Danieli & C Officine Meccaniche (2)	12,546
7,806	Enel (2)	36,838
2,044	ENI (2)	45,190
883	Exor (2)	19,281
1,315	Finmeccanica (2)	9,015
8,923	Intesa Sanpaolo (2)	15,753
22,246	KME Group (2)	10,076
2,213	MARR (2)	23,738
5,556	Mediaset (2)	20,475
7,042	Recordati (2)	61,319
4,075	Snam Rete Gas (2)	19,924
556	Societa Cattolica di Assicurazioni (2)	12,379
1,635	Societa Iniziative Autostradali e Servizi (2)	13,516
6,271	UniCredit (2)	7,278
1,566	Unione di Banche Italiane (2)	5,935
1,770	Zignago Vetro (2)	11,786
		431,431
	Japan — 19.6%
3,000	77 Bank (2)	11,823
1,800	ADEKA (2)	18,010
3,100	Ai Holdings (2)	13,003
2,000	Aichi Machine Industry (2)	6,151
500	Ain Pharmaciez (2)	20,443
600	Aisin Seiki (2)	18,986
800	Alpine Electronics (2)	9,399
1,900	Alps Electric (2)	14,314
1,700	AOC Holdings (2)	9,759
800	Aoyama Trading (2)	12,644
900	Arcs (2)	16,032
6,000	Asahi Glass (2)	52,569
6,000	Asahi Kasei (2)	35,600
6	Asax (2)	7,558
300	Autobacs Seven (2)	13,744
10,000	Bank of Yokohama (2)	45,808
900	BML (2)	21,684
700	Canon Electronics (2)	17,031
900	Century Tokyo Leasing (2)	18,003
1,300	Charle (2)	7,525
6,000	Chiba Bank (2)	36,729
2,500	Chugai Pharmaceutical (2)	39,179
1,000	Chugoku Marine Paints (2)	7,042
600	CMIC (2)	9,957
700	Cocokara fine (2)	17,410
7,000	Cosmo Oil (2)	17,521
1,000	Create SD Holdings (2)	21,350
2,000	Dai Nippon Printing (2)	20,960
2,000	Daihatsu Diesel Manufacturing (2)	9,116
2,000	Daihatsu Motor (2)	35,213
1,100	Daiichikosho (2)	21,362
5,000	Daishi Bank (2)	15,918
5,000	Daiwa House Industry (2)	62,687
3,000	Daiwa Industries (2)	14,822
2,400	DCM Holdings (2)	19,205
600	Doutor Nichires Holdings (2)	7,177
700	DTS (2)	8,245
1,000	Eagle Industry (2)	11,159
2,800	Eisai (2)	111,110
700	Exedy (2)	20,290
800	FCC (2)	16,911
8	Fields (2)	13,302
600	Fuji (2)	2,832
4,000	Fuji Heavy Industries (2)	25,366
900	Fuji Machine Manufacturing (2)	15,937
1,000	Fujikura Kasei (2)	4,704
800	Fukuda Denshi (2)	24,001
8,000	Gunma Bank (2)	40,964
1,000	Heiwa (2)	16,580
7,000	Higo Bank (2)	38,239
1,100	Hitachi Capital (2)	13,449
500	H-One (2)	2,936
12	Ichigo REIT (2)	5,563
1,800	Ichinen Holdings (2)	8,800
200	Idemitsu Kosan (2)	18,717
200	Inaba Denki Sangyo (2)	5,723
9	Infocom (2)	10,224
9	Inpex (2)	59,449
1,700	IT Holdings (2)	17,473
2,000	ITC Networks (2)	12,294
2,000	Ito En (2)	33,920
3,000	Iyo Bank (2)	28,160
3	Japan Hotel and Resort REIT (2)	6,409
600	Japan Petroleum Exploration (2)	23,710
5	Japan Prime Realty Investment REIT Class A (2)	11,980
1,000	Jidosha Buhin Kogyo (2)	5,479
600	JSP (2)	8,811
6,000	Juroku Bank (2)	17,953

The accompanying notes are an integral part of the financial statements.

Shares		Value $

2,400	Justsystems (1) (2)	4,047
3,000	Kaken Pharmaceutical (2)	37,674
4,000	Kandenko (2)	17,583
1,300	Kato Sangyo (2)	25,406
13	KDDI (2)	95,278
3,000	Keiyo Bank (2)	14,581
2,000	Kinki Sharyo (2)	6,664
600	Kintetsu World Express (2)	18,287
500	K’s Holdings (2)	21,007
2,000	Kuraray (2)	28,012
1,800	Lawson (2)	101,337
1,400	Lintec (2)	29,590
2,000	Maeda Road Construction (2)	19,900
35	Marvelous AQL (2)	5,881
800	Maspro Denkoh	10,852
1,900	Matsumotokiyoshi Holdings (2)	36,013
200	Melco Holdings (2)	5,568
4	MID REIT (2)	10,039
2,500	Mitsubishi (2)	51,444
2,500	Mitsubishi Chemical Holdings (2)	15,162
2,000	Mitsubishi Electric (2)	18,516
500	Mitsubishi Shokuhin (2)	11,610
17,000	Mitsubishi UFJ Financial Group (2)	73,919
1,000	Mitsuboshi Belting (2)	5,249
3,000	Mitsui (2)	43,806
5,000	Mitsui Engineering & Shipbuilding (2)	7,946
1,000	Mitsui Home (2)	5,021
44	Mitsui Knowledge Industry (2)	7,016
57,700	Mizuho Financial Group (2)	80,803
1,800	Moshi Moshi Hotline (2)	17,312
1,000	Namura Shipbuilding (2)	3,229
1,100	NEC Capital Solutions (2)	15,784
600	NEC Mobiling (2)	20,043
1,000	Nichireki (2)	4,902
15	NIFTY (2)	17,415
260	Nihon Chouzai (2)	9,509
2,000	Nippo (2)	17,623
3,000	Nippon Denko (2)	16,008
2,000	Nippon Densetsu Kogyo (2)	19,855
5,000	Nippon Electric Glass (2)	44,879
2,000	Nippon Seisen (2)	10,263
2,000	Nippon Shokubai (2)	20,409
600	Nippon Telegraph & Telephone (2)	30,793
2,000	Nippon Valqua Industries (2)	5,022
9,000	Nishi-Nippon City Bank (2)	24,556
200	Nisshin Sugar Holdings (1)	4,349
3,000	Nittetsu Mining (2)	12,184
800	Nitto Denko (2)	33,624
2	Nomura Real Estate Office Fund REIT (2)	10,677
7	NTT Data (2)	23,479
48	NTT DoCoMo (2)	85,294
6,000	Ogaki Kyoritsu Bank (2)	18,610
7	Okinawa Cellular Telephone (2)	14,549
210	ORIX (2)	18,337
1	Premier Investment REIT (2)	3,385
2,000	Press Kogyo (2)	9,356
8,000	Prima Meat Packers (2)	10,445
2,000	San-Ai Oil (2)	8,688
3,000	San-In Godo Bank (2)	21,819
800	Sanoh Industrial (2)	6,887
9	SBS Holdings (2)	7,315
2,000	Seino Holdings (2)	15,012
4,000	Sekisui Chemical (2)	31,405
2	Sekisui House SI Investment REIT (2)	7,249
1,000	Sekisui Jushi (2)	9,437
700	Shimachu (2)	15,105
2,000	Shinagawa Refractories (2)	5,505
4,000	Shinsho (2)	9,235
4,000	Shiroki (2)	11,345
2,000	Shizuoka Gas (2)	12,095
44	SKY Perfect JSAT Holdings (2)	21,395
400	Sogo Medical (2)	13,382
1,100	SRA Holdings (2)	10,532
1,300	SRI Sports (2)	13,852
1,600	Sugi Holdings (2)	41,778
1,800	Sumitomo (2)	22,297
1,600	Sumitomo Electric Industries (2)	17,749
4,000	Sumitomo Metal Mining (2)	55,090
2,300	Sumitomo Mitsui Financial Group (2)	64,321
5,000	Sumitomo Mitsui Trust Holdings (2)	17,119
700	Tachi-S (2)	11,962
2,000	Taihei Kogyo (2)	10,748
1,800	Takeda Pharmaceutical (2)	81,188
9	T-Gaia (2)	16,577
5,000	Toagosei (2)	22,345
3,000	Toho Zinc (2)	12,239
500	Tokai (2)	10,619
800	Tokai Rika (2)	12,893
1,300	Tokai Rubber Industries (2)	16,336
310	Token (2)	11,149
4,720	Tokyu Construction (2)	12,922
4	Tokyu REIT (2)	21,091
500	Tomen Electronics (2)	5,918
6,000	TonenGeneral Sekiyu (2)	67,740
2,100	Toppan Forms (2)	16,445
1,800	Topre (2)	17,440
6,000	Toshiba TEC (2)	22,122
5,000	Toyo Ink SC Holdings (2)	19,822
1,300	TS Tech (2)	19,524
400	Tsuruha Holdings (2)	20,447
1,100	Unipres (2)	30,020
1,400	Valor (2)	20,832
1,300	VT Holdings (2)	5,429
200	Yachiyo Bank (2)	4,905
460	Yamada Denki (2)	33,098
2,000	Yamanashi Chuo Bank (2)	8,041
600	Yaoko (2)	19,690
1,100	Yorozu (2)	25,953
6	Zappallas (2)	5,900

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,000	Zojirushi (2)	9,864
		3,728,397
	Luxembourg (2) — 0.1%
410	Oriflame Cosmetics	16,327

	Malaysia (2) — 0.4%
15,400	Affin Holdings	14,717
7,300	APM Automotive Holdings	10,422
17,800	Kumpulan Fima	9,560
6,200	Tradewinds Malaysia	17,858
13,500	UMW Holdings	29,098
		81,655
	Malta (2) — 0.0%
22,416	BGP Holdings (1) (3)	—

	Mexico — 0.3%
3,000	Alfa Class A	34,653
11,100	Grupo Mexico, Series B	30,783
		65,436
	Netherlands (2) — 3.0%
4,157	Aegon (1)	19,829
1,093	Arcadis	21,442
926	ASM International	26,076
2,071	ASML Holding	86,896
1,333	BE Semiconductor Industries	9,021
663	Beter Bed Holding	13,661
2,348	BinckBank	27,244
2,115	ING Groep (1)	18,237
1,240	Koninklijke Boskalis Westminster	43,351
1,155	Koninklijke DSM	59,117
1,451	Koninklijke KPN	19,002
892	Mediq	14,159
400	Nieuwe Steen Investments REIT	5,924
2,071	Royal Dutch Shell	73,453
2,001	Royal Dutch Shell Class A	70,898
1,155	Sligro Food Group	37,814
2,906	SNS Reaal (1)	8,102
105	Wereldhave REIT	8,221
		562,447
	New Zealand (2) — 0.1%
13,956	Air New Zealand	11,790
7,005	Nuplex Industries	14,693
		26,483
	Norway — 2.7%
9,933	ABG Sundal Collier Holding (2)	7,159
4,605	Aker Solutions (2)	53,008
1,723	Atea (2)	15,229
3,650	Austevoll Seafood (2)	14,397
1,884	Cermaq (2)	20,923
1,197	DnB NOR (2)	13,863
1,028	Farstad Shipping (2)	28,155
1,561	Fred Olsen Energy (2)	52,429
12,472	Kvaerner (1)	24,060
1,043	Leroy Seafood Group (2)	16,159
35,624	Marine Harvest (2)	15,897
2,670	SpareBank 1 SMN (2)	21,239
1,148	Sparebank 1 SR Bank (2)	9,623
420	Sparebanken More (2)	13,412
2,859	Statoil (2)	72,634
6,096	Storebrand (2)	37,289
3,165	Telenor (2)	56,447
1,948	TGS Nopec Geophysical (2)	44,182
		516,105
	Philippines — 0.6%
18,900	Aboitiz Power (2)	13,045
550	Globe Telecom (2)	11,656
30,000	Manila Water (2)	13,617
600	Philippine Long Distance Telephone ADR	33,324
15,100	Rizal Commercial Banking (2)	11,066
5,250	Semirara Mining (2)	26,066
		108,774
	Poland (2) — 0.4%
939	Asseco Poland	14,679
842	Grupa Lotos (1)	7,560
1,264	KGHM Polska Miedz	61,034
		83,273
	Portugal (2) — 0.4%
10,239	Banco BPI	6,993
21,110	Banco Comercial Portugues (1)	4,467
5,516	Banco Espirito Santo	11,839
14,290	Portucel Empresa Produtora de Pasta e Papel	35,866
2,407	Portugal Telecom	17,217
		76,382
	Russia — 0.2%
55	LUKOIL ADR	3,173
1,750	Mobile Telesystems ADR	25,008
		28,181
	Singapore (2) — 2.8%
24,000	Boustead Singapore	15,672
21,000	CapitaCommercial Trust REIT	18,755
39,000	ComfortDelGro	43,204
61,000	Golden Agri-Resources	31,220
9,000	Hong Leong Asia	13,970
13,000	HTL International Holdings	3,428
2,000	Jardine Cycle & Carriage	71,879
18,000	Jurong Technologies Industrial (1) (3)	—
12,000	Keppel	89,812
8,800	M1	17,182

The accompanying notes are an integral part of the financial statements.

Shares		Value $

10,000	Neptune Orient Lines	8,966
21,000	SembCorp Industries	69,219
2,000	Singapore Airlines	18,527
25,000	Singapore Telecommunications	63,193
12,000	Swiber Holdings (1)	5,660
16,000	UMS Holdings	4,278
10,000	UOL Group	35,344
4,000	Venture	21,329
7,000	Wing Tai Holdings	7,099
		538,737
	South Africa — 0.8%
7,701	Afgri	5,078
3,067	Allied Electronics (2)	9,101
746	Allied Technologies (2)	4,949
403	Astral Foods (2)	6,028
7,501	Coronation Fund Managers (2)	21,404
953	Kumba Iron Ore (2)	56,646
1,002	MTN Group (2)	17,524
1,080	Palabora Mining	15,611
3,283	Raubex Group	5,420
1,550	Reunert (2)	12,321
		154,082
	South Korea — 1.4%
940	Bookook Steel (2)	1,661
680	Chong Kun Dang Pharm (2)	13,145
740	Daewoo Shipbuilding & Marine Engineering (2)	18,137
410	Daishin Securities (2)	3,741
37	Dongwon Industries (2)	5,475
290	Global & Yuasa Battery (2)	10,096
1,230	Green Cross Holdings (2)	18,791
1,530	Hanil E-Wha (2)	13,957
39	Hankook Shell Oil (2)	7,291
490	Hanyang Securities (2)	2,722
1,110	Hwa Shin (2)	15,886
68	Hyundai Heavy Industries (2)	18,108
169	Hyundai Motor (2)	33,923
530	Jinheung Mutual Savings Bank (2)	1,078
190	Kyeryong Construction Industrial (2)	2,498
1,300	Kyung Nong (2)	3,415
100	Mi Chang Oil Industrial (2)	4,198
860	Motonic (2)	6,008
60	Nexen (2)	3,998
86	Nong Shim Holdings (2)	3,838
110	Pusan City Gas (2)	1,882
470	Sejong Industrial (2)	6,563
307	SK C&C (2)	41,551
1,500	SK Telecom ADR	22,185
238	Thinkware Systems (2)	1,621
650	Woongjin Thinkbig (2)	9,304
		271,072
	Spain (2) — 1.9%
2,064	Almirall	15,360
2,281	Antena 3 de Television	13,661
2,093	Banco Bilbao Vizcaya Argentaria	18,841
3,637	Banco de Sabadell	13,048
998	Banco Espanol de Credito	5,911
3,085	Banco Popular Espanol	14,124
2,956	Banco Santander Central Hispano	25,025
3,522	CaixaBank	17,175
825	Caja de Ahorros del Mediterraneo	1,596
3,352	Duro Felguera	22,430
938	Enagas	18,448
1,450	Grupo Catalana Occidente	26,728
3,333	Indra Sistemas	55,861
5,193	Mapfre	18,979
1,465	Repsol	44,106
2,117	Telefonica	45,000
766	Vueling Airlines (1)	5,407
		361,700
	Sweden (2) — 2.6%
1,675	Axfood	63,577
587	Bilia Class A	8,552
2,330	Billerud	18,112
2,806	Boliden	39,928
1,000	D Carnegie (1) (3)	—
468	Hoganas Class B	14,931
1,447	Intrum Justitia	23,764
1,278	Kinnevik Investment	26,731
533	NCC Class B	9,778
1,390	Nolato	11,563
3,074	Peab	16,745
2,002	Scania	33,625
3,141	Skandinaviska Enskilda Banken	19,709
2,024	SKF Class B	44,897
1,474	Swedbank	20,656
2,615	Tele2 Class B	55,118
12,352	TeliaSonera	85,937
		493,623
	Switzerland (2) — 3.3%
3,057	ABB	57,589
323	Baloise Holding	26,328
443	BKW FMB Energie	20,041
890	Credit Suisse Group	25,686
107	Emmi	21,443
3,953	Ferrexpo	20,351
73	Helvetia Holding	26,691
1,301	Novartis	73,342
314	Pargesa Holding	24,538
656	Roche Holding	107,703
111	Swisscom	44,746
387	Transocean	21,885
4,150	UBS	52,485
48	Valora Holding	9,976
55	Vaudoise Assurances Holding	16,200
321	Zurich Financial Services	74,023
		623,027

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Taiwan — 2.3%
9,000	Ability Enterprise (2)	8,299
8,799	Asia Vital Components (2)	6,056
7,000	Audix (2)	6,580
7,000	Avermedia Technologies (2)	6,044
11,105	Chicony Electronics (2)	18,564
4,040	Chong Hong Construction (2)	9,407
14,394	Compal Electronics (2)	13,216
7,000	Coretronic (2)	5,268
11,000	CTCI (2)	14,002
14,000	Feng TAY Enterprise (2)	12,139
16,000	Formosan Rubber Group (2)	11,476
7,069	FSP Technology (2)	5,847
9,000	Gigabyte Technology (2)	7,294
1,600	Himax Technologies ADR	1,696
22,580	Inventec (2)	8,118
3,000	I-Sheng Electric Wire & Cable (2)	3,742
4,572	Leader Electronics (2)	1,541
9,044	Lite-On IT (2)	8,460
18,090	Lite-On Technology (2)	17,077
29,000	Macronix International (2)	10,963
1,149	Motech Industries (2)	2,159
4,441	Pegatron (2)	4,798
6,000	Phihong Technology (2)	7,869
10,000	Powertech Technology (2)	24,355
3,150	Promate Electronic (2)	1,925
7,907	Quanta Computer (2)	15,566
7,150	Radiant Opto-Electronics (2)	21,025
11,000	Sigurd Microelectronics (2)	7,767
2,020	Silitech Technology (2)	5,463
3,000	Sincere Navigation (2)	2,730
6,000	Sino-American Silicon Products (2)	9,794
25,130	Sinon (2)	9,925
4,000	Sirtec International (2)	5,186
3,015	Soft-World International (2)	6,854
26,000	Tainan Spinning (2)	11,491
4,000	Taiwan Navigation (2)	3,884
4,000	Taiwan Prosperity Chemical (2)	11,427
10,000	Taiwan Sogo Shin Kong SEC (2)	8,581
6,600	Taiwan Surface Mounting Technology (2)	14,711
6,000	Thye Ming Industrial (2)	6,236
4,000	Tripod Technology (2)	10,411
11,000	TSRC (2)	28,570
6,000	Ttet Union (2)	9,742
23,100	Wan Hai Lines (2)	11,995
8,400	Weikeng Industrial (2)	6,148
11,080	Wistron (2)	12,828
		437,229
	Thailand (2) — 1.1%
7,100	Advanced Info Service NVDR	29,954
18,400	Bangchak Petroleum	10,324
5,300	Bangkok Expressway	2,822
21,150	Bualuang Securities	9,198
13,300	Delta Electronics Thai	8,023
2,100	Electricity Generating	5,734
12,400	Hana Microelectronics	6,659
7,300	Kiatnakin Bank	6,551
25,300	Lanna Resources	18,856
18,200	MCS Steel	4,756
110,400	Property Perfect	2,248
7,500	PTT Exploration & Production NVDR	38,988
3,300	PTT NVDR	32,567
29,600	SC Asset	9,073
74,800	Thai Tap Water Supply	11,987
5,800	Total Access Communication	13,879
		211,619
	Turkey (2) — 0.8%
81	Bagfas Bandirma Gubre Fabrik	7,671
2,766	Ford Otomotiv Sanayi	20,125
2,214	Gubre Fabrikalari (1)	15,176
4,198	Koza Anadolu Metal Madencilik Isletmeleri (1)	9,666
1,239	Pinar SUT Mamulleri Sanayii	10,748
3,204	Tofas Turk Otomobil Fabrikasi	12,325
6,180	Trakya Cam Sanayi	9,914
6,215	Turk Telekomunikasyon	26,320
903	Turk Traktor ve Ziraat Makineleri	16,800
8,993	Turkiye Is Bankasi Class C	20,921
		149,666
	United Kingdom — 14.6%
19,734	Aberdeen Asset Management (2)	60,775
2,996	Anglo American (2)	110,537
3,893	Anglo Pacific Group (2)	16,825
2,290	Antofagasta (2)	42,630
3,314	Ashmore Group (2)	18,360
2,675	AstraZeneca (2)	128,449
3,683	Aviva (2)	20,097
13,900	BAE Systems (2)	61,653
4,077	Balfour Beatty (2)	16,451
11,989	Barclays (2)	37,172
16,922	Beazley (2)	34,142
2,109	BHP Billiton (2)	66,424
11,939	BP (2)	87,874
9,735	Brewin Dolphin Holdings (2)	19,684
21,666	Cable & Wireless Communications (2)	12,594
40,561	Cable & Wireless Worldwide (2)	18,153
8,832	Cairn Energy (1) (2)	41,720
4,159	Carillion (2)	23,105
12,704	Centrica (2)	60,490
11,807	Cobham (2)	34,079
4,077	Computacenter (2)	24,932
1,043	Cranswick (2)	11,589
5,769	Drax Group (2)	50,229
10,764	Electrocomponents (2)	37,873
4,221	Eurasian Natural Resources (2)	44,469

The accompanying notes are an integral part of the financial statements.

Shares		Value $

7,735	Fiberweb (2)	5,080
3,357	Firstgroup (2)	17,983
5,307	Game Group	1,643
11,966	GKN (2)	36,384
3,782	GlaxoSmithKline (2)	84,893
2,718	Greggs (2)	22,302
3,507	Gulfsands Petroleum (1) (2)	10,508
5,022	Halfords Group (2)	26,341
16,345	Hays (2)	20,756
8,044	Highland Gold Mining (2)	24,752
2,169	Hill & Smith Holdings (2)	9,297
8,057	Home Retail Group (2)	13,003
9,555	HSBC Holdings (2)	83,386
5,653	ICAP (2)	36,468
1,929	Imperial Tobacco Group (2)	70,281
6,434	Inmarsat (2)	48,546
1,649	Interior Services Group	4,747
4,356	Intermediate Capital Group (2)	17,060
2,521	Interserve (2)	13,363
4,263	Investec (2)	25,833
5,284	J Sainsbury (2)	25,326
1,280	Kazakhmys (2)	18,927
1,407	Keller Group (2)	8,295
5,088	Kesa Electricals (2)	8,413
1,100	Kier Group (2)	24,817
36,054	Legal & General Group (2)	63,525
38,645	Lloyds Banking Group (1) (2)	19,988
10,260	Marks & Spencer Group (2)	52,907
4,382	Micro Focus International (2)	23,712
7,966	Mitie Group (2)	32,156
4,543	Mondi (2)	34,559
7,640	N Brown Group (2)	32,381
2,048	Next (2)	83,956
3,803	Pace (2)	4,829
9,114	Premier Farnell (2)	25,574
8,454	Prudential (2)	87,339
816	Reckitt Benckiser Group (2)	41,893
1,465	Rio Tinto (2)	79,270
2,490	Robert Wiseman Dairies (2)	11,549
35,601	Royal Bank of Scotland Group (1) (2)	13,742
1,517	Scottish & Southern Energy (2)	32,783
6,917	St. James’s Place (2)	39,127
1,599	Standard Chartered (2)	37,319
12,321	Tesco (2)	79,454
2,409	Tullett Prebon (2)	13,586
1,262	Valiant Petroleum (1) (2)	9,868
994	Vedanta Resources (2)	20,292
17,425	Vodafone Group (2)	48,393
3,965	WH Smith (2)	34,884
14,863	WM Morrison Supermarkets (2)	72,091
1,140	WSP Group (2)	4,216
2,471	Xstrata (2)	41,166
		2,779,269
	TOTAL COMMON STOCK (Cost $19,844,948)	18,606,285

	PREFERRED STOCK — 1.5%
	Brazil — 1.1%
1,600	AES Tiete	22,912
2,000	Bradespar	40,781
1,540	Cia Energetica de Minas Gerais ADR	26,242
600	Cia Energetica do Ceara Class A	12,129
1,320	Eletropaulo Metropolitana Eletricidade de Sao Paulo Class B	23,839
2,500	Petroleo Brasileiro	31,284
1,800	Vale ADR	42,480
		199,667
	Germany (2) — 0.4%
104	Draegerwerk	10,898
16	KSB	9,452
870	ProSiebenSat.1 Media	18,549
209	Volkswagen	36,405
		75,304
	TOTAL PREFERRED STOCK (Cost $276,716)	274,971

	WARRANTS (1) — 0.0%
	Italy — 0.0%
1,002	KME Group, Expires 01/02/12 (Cost $—)	5

	RIGHTS (1) — 0.0%
	Hong Kong — 0.0%
7,000	New World Development Expires 11/24/11	2,388

	Italy — 0.0%
11,958	Perilya Expires 11/23/11	504

	Spain — 0.0%
3,093	Banca Popolare di Milano Expires 11/22/11	2,915

	TOTAL RIGHTS (Cost $7,648)	5,807

	SHORT-TERM INVESTMENT (4) — 1.4%
268,649	JPMorgan Prime Money Market Fund, 0.020% (Cost $268,649)	268,649

The accompanying notes are an integral part of the financial statements.

TOTAL INVESTMENTS — 100.8% (Cost $20,397,961)	19,155,717

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.8)%	(143,657)

NET ASSETS — 100%	$19,012,060

The accompanying notes are an integral part of the financial statements.

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security considered illiquid. On October 31, 2011 the value of these securities amounted to $0, representing 0.0% of the net assets of the Fund.
(4)	The rate shown represents the 7-day current yield as of October 31, 2011.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2011, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	12/1/11	ZAR	1,536,400	USD	188,017	$(5,957)
JPMorgan	12/1/11	USD	427,574	GBP	271,400	8,764
JPMorgan	12/1/11	USD	30,657	TRY	56,700	1,230
State Street Bank	12/1/11	TRY	332,800	USD	176,992	(10,167)
UBS Securities	12/1/11	USD	197,786	ZAR	1,536,400	(3,811)
						$(9,941)

ADR — American Depositary Receipt

GBP — British Pound

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

TRY — Turkish Lira

USD — United States Dollar

ZAR— South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock (1)
Australia	$—	$742,812	$—	$742,812
Austria	—	152,159	—	152,159
Belgium	—	302,673	—	302,673
Bermuda	7,564	121,550	—	129,114
Brazil	117,591	—	—	117,591
British Virgin Islands	12,899	—	—	12,899
Canada	1,343,652	—	—	1,343,652
Chile	39,692	—	—	39,692
China	20,609	292,202	—	312,811
Cyprus	—	63,728	—	63,728
Czech Republic	25,577	—	—	25,577
Denmark	—	182,638	—	182,638
Finland	—	365,161	—	365,161
France	6,708	927,348	—	934,056
Gabon	—	45,463	—	45,463
Germany	—	670,266	—	670,266
Greece	—	88,773	—	88,773
Guernsey	—	51,070	—	51,070
Hong Kong	46	728,893	—	728,939
Hungary	—	19,837	—	19,837
Indonesia	—	180,480	—	180,480
Ireland	8,975	45,114	—	54,089
Israel	—	297,890	—	297,890
Italy	4,791	426,640	—	431,431
Japan	15,201	3,713,196	—	3,728,397
Luxembourg	—	16,327	—	16,327
Malaysia	—	81,655	—	81,655
Malta	—	—	—	—
Mexico	65,436	—	—	65,436
Netherlands	—	562,447	—	562,447
New Zealand	—	26,483	—	26,483
Norway	24,060	492,045	—	516,105
Philippines	33,324	75,450	—	108,774
Poland	—	83,273	—	83,273
Portugal	—	76,382	—	76,382
Russia	28,181	—	—	28,181
Singapore	—	538,737	—	538,737
South Africa	26,109	127,973	—	154,082
South Korea	22,185	248,887	—	271,072
Spain	—	361,700	—	361,700
Sweden	—	493,623	—	493,623
Switzerland	—	623,027	—	623,027
Taiwan	1,696	435,533	—	437,229
Thailand	—	211,619	—	211,619
Turkey	—	149,666	—	149,666
United Kingdom	6,390	2,772,879	—	2,779,269
Total Common Stock	$1,810,686	$16,795,599	$—	$18,606,285

The accompanying notes are an integral part of the financial statements.

	Level 1	Level 2	Level 3	Total
Investments in Securities (concluded)
Preferred Stock
Brazil	$199,667	$—	$—	$199,667
Germany	—	75,304	—	75,304
Total Preferred Stock	199,667	75,304	—	274,971

Warrants
Italy	5	—	—	5

Rights
Hong Kong	—	2,388	—	2,388
Italy	—	504	—	504
Spain	2,915	—	—	2,915
Total Rights	2,915	2,892	—	5,807

Short-Term Investment	268,649	—	—	268,649

Total Investments in Securities	$2,281,922	$16,873,795	$—	$19,155,717

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forwards—Unrealized Appreciation	$—	$9,994	$—	$9,994
Forwards—Unrealized Depreciation	—	(19,935)	—	(19,935)
Total Other Financial Instruments	$—	$(9,941)	$—	$(9,941)

(1) The primary reason for changes in the classification between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

The accompanying notes are an integral part of the financial statements.

Schroder Global Quality Fund

Schedule of Investments

October 31, 2011

Shares		Value $

	COMMON STOCK — 98.1%
	Australia (2) — 3.1%
7,562	BHP Billiton	295,983
34,483	CFS Retail Property Trust	65,728
20,679	Coca-Cola Amatil	266,916
2,604	Cochlear	159,871
7,644	CSL	230,207
4,682	Iress Market Technology	37,308
3,700	Monadelphous Group	70,364
24,079	Mount Gibson Iron	38,510
9,418	Navitas	40,786
20,731	Platinum Asset Management	87,028
4,114	Rio Tinto	295,332
61,561	Telstra	199,865
7,448	Woolworths	186,166
2,770	WorleyParsons	80,391
11,778	Wotif.com Holdings	45,381
		2,099,836
	Austria (2) — 0.1%
1,755	Oesterreichische Post	52,942

	Belgium (2) — 0.9%
3,881	Bekaert	172,291
3,298	Colruyt	135,525
5,547	Mobistar	315,723
		623,539
	Bermuda — 0.8%
6,900	Arch Capital Group (1)	248,193
8,000	Cafe de Coral Holdings (2)	18,054
194,000	First Pacific (2)	202,118
3,435	Lancashire Holdings (2)	39,444
		507,809
	Brazil — 0.6%
3,953	Cielo	105,544
5,000	CPFL Energia	64,142
2,200	Natura Cosmeticos	42,936
7,300	Souza Cruz	90,586
6,200	Tractebel Energia	99,294
		402,502
	British Virgin Islands — 0.1%
9,250	Playtech	40,500

	Canada — 6.0%
3,900	Agrium	321,563
6,800	Alimentation Couche Tard Class B	204,675
1,700	Atco Class I	103,839
3,100	Bank of Montreal	183,163
3,500	Barrick Gold	172,805
2,600	Baytex Energy Trust	137,448
5,700	Canadian Oil Sands Trust	132,106
2,200	Centerra Gold	43,616
6,900	CGI Group Class A (1)	141,226
4,400	CI Financial	88,291
2,300	GMP Capital	16,430
6,100	Great-West Lifeco	135,807
27,000	High River Gold Mines (1)	35,758
6,500	IGM Financial	280,686
4,500	Industrial Alliance Insurance and Financial Services	146,418
5,700	Just Energy Group	61,535
1,800	Labrador Iron Ore Royalty	58,044
2,400	Metro Class A	117,604
3,100	Pacific Rubiales Energy	72,283
5,300	Pan American Silver	148,094
3,000	Pason Systems	40,694
5,500	Petrominerales	145,129
3,700	Potash Corp. of Saskatchewan	175,144
4,200	Power Corp. of Canada	105,769
2,200	Power Financial	59,376
10,900	Research In Motion (1)	220,472
7,200	Rogers Communications Class B	262,587
2,500	Shoppers Drug Mart	105,097
6,300	Sprott	44,309
2,100	TMX Group	92,285
2,000	Transglobe Energy (1)	20,588
9,000	Trican Well Service	159,195
		4,032,036
	Cayman Islands (2) — 0.1%
209,000	GCL-Poly Energy Holdings	67,467

	Chile — 0.5%
15,432	Administradora de Fondos de Pensiones Provida	64,101
400	Administradora de Fondos de Pensiones Provida ADR	24,728
260,199	Aguas Andinas	157,262
3,375	ENTEL Chile	66,790
		312,881
	China (2) — 1.4%
50,000	China Shenhua Energy Class H	228,748
64,000	Dongfeng Motor Group Class H	104,403
33,000	Great Wall Motor Class H	44,813
104,000	Haitian International Holdings	92,407
67,000	Shenzhou International Group Holdings	86,194
14,000	Weichai Power Class H	70,449
102,000	Yangzijiang Shipbuilding Holdings	75,532
82,000	Yanzhou Coal Mining	202,982
		905,528
	Czech Republic (2) — 0.1%
100	Philip Morris CR	65,498

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Denmark (2) — 0.8%
19	AP Moller - Maersk	128,557
18,759	H Lundbeck	378,453
		507,010
	Finland (2) — 0.5%
536	Kone Class B	29,517
8,556	Orion Class B	178,089
3,642	Sampo Class A	100,130
		307,736
	France (2) — 1.1%
1,784	Alten	50,813
1,017	April	17,669
428	Christian Dior	60,397
8,612	CNP Assurances	131,547
1,710	Euler Hermes	123,483
4,538	Metropole Television	77,593
1,307	Societe BIC	116,663
186	Virbac	32,141
4,502	Vivendi	100,626
		710,932
	Gabon (2) — 0.2%
322	Total Gabon	135,548

	Germany (2) — 1.0%
1,157	Aixtron	16,385
3,379	BASF	246,708
1,798	Gerry Weber International	55,831
4,252	K+S	269,491
1,088	SMA Solar Technology	65,407
385	Wacker Chemie	38,759
		692,581
	Greece (2) — 0.2%
11,957	OPAP	138,127

	Hong Kong (2) — 2.9%
11,900	ASM Pacific Technology	130,678
8,000	Cheung Kong Holdings	99,171
21,500	China Mobile	204,351
157,000	CNOOC	296,798
30,000	Great Eagle Holdings	66,631
29,500	Hopewell Holdings	76,614
3,600	Jardine Matheson Holdings	181,435
35,500	Kerry Properties	130,288
69,000	Lonking Holdings	27,131
106,000	SmarTone Telecommunications Holding	195,786
112,000	Texwinca Holdings	141,900
16,600	VTech Holdings	155,005
22,000	Wharf Holdings	117,028
122,000	Xinyi Glass Holdings	76,870
58,500	XTEP International Holdings	22,646
		1,922,332
	Indonesia (2) — 0.8%
214,000	International Nickel Indonesia	87,271
375,500	Perusahaan Gas Negara	123,896
14,500	Surya Citra Media	10,328
73,000	Tambang Batubara Bukit Asam	149,742
192,500	Telekomunikasi Indonesia	160,588
		531,825
	Ireland — 0.4%
4,000	Accenture Class A	241,040

	Israel (2) — 1.2%
24,481	Bank Hapoalim	94,995
77,269	Bezeq Israeli Telecommunication	163,466
2,685	Cellcom Israel	59,217
3,070	First International Bank of Israel (1)	32,027
22,586	Israel Chemicals	268,112
7,518	Osem Investments	104,272
7,644	Partner Communications	90,862
		812,951
	Italy (2) — 0.4%
20,380	Recordati	177,460
2,650	Saipem	118,435
		295,895
	Japan (2) — 7.2%
2,400	Aeon Mall	55,670
28,000	Bank of Yokohama	128,261
1,700	Cosmos Pharmaceutical	78,892
19,000	Daiwa House Industry	238,209
668	Dena	28,847
2,400	FCC	50,734
26,000	Gunma Bank	133,133
7,600	Heiwa	126,004
15,000	Higo Bank	81,941
1,100	Hisamitsu Pharmaceutical	44,285
5,800	Hoya	126,776
9,000	JGC	253,679
10,000	Kaken Pharmaceutical	125,581
53	KDDI	388,443
2,000	K’s Holdings	84,030
4,600	Kurita Water Industries	126,736
8,000	Kyowa Hakko Kirin	90,206
3,600	Lawson	202,675
3,900	Miraca Holdings	148,813
43,100	Mitsubishi UFJ Financial Group	187,406
12,000	Nippon Electric Glass	107,710
750	Nitori Holdings	71,764
1,300	Nitto Denko	54,639
151	NTT DoCoMo	268,320
1,690	ORIX	147,571
1,370	Point	59,121
12,000	San-In Godo Bank	87,278
5,000	Santen Pharmaceutical	186,663
1,400	Shimamura	140,086

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,200	Sugi Holdings	109,666
7,000	Sumitomo Mitsui Financial Group	195,761
1,900	Sundrug	56,100
6,600	Takeda Pharmaceutical	297,689
11	Tokyu REIT	57,999
1,600	Tsuruha Holdings	81,786
2,800	Unipres	76,414
1,660	Yamada Denki	119,440
		4,818,328
	Malaysia (2) — 0.2%
6,500	DiGi.com	66,953
15,700	Petronas Gas	66,822
		133,775
	Mexico — 0.5%
1,800	America Movil ADR	45,756
97,800	Grupo Mexico	271,226
650	Industrias Penoles	26,546
3,100	Kimberly-Clark de Mexico	17,653
		361,181
	Netherlands (2) — 0.6%
2,289	ASM International	64,459
5,096	ASML Holding	213,819
2,879	Royal Dutch Shell Class A	102,007
		380,285
	Norway (2) — 1.5%
5,695	Fred Olsen Energy	191,275
4,027	Kongsberg Gruppen	86,426
3,026	Leroy Seafood Group	46,882
209,228	Marine Harvest	93,367
10,016	Statoil	254,462
14,127	Storebrand	86,416
6,730	TGS Nopec Geophysical	152,642
2,293	Yara International	108,569
		1,020,039
	Philippines — 0.9%
70,900	Aboitiz Equity Ventures (2)	67,714
184,900	Aboitiz Power (2)	127,618
108,800	DMCI Holdings (2)	98,244
3,500	Philippine Long Distance Telephone ADR	194,390
16,970	Semirara Mining (2)	84,257
		572,223
	Poland (2) — 0.3%
4,612	KGHM Polska Miedz	222,696

	Russia — 0.1%
4,800	CTC Media	55,248

	Singapore (2) — 1.4%
8,000	Jardine Cycle & Carriage	287,516
89,000	M1	173,777
9,000	Singapore Land	41,927
63,000	Singapore Post	51,289
70,000	Singapore Telecommunications	176,939
40,000	StarHub	89,507
11,000	Straits Asia Resources	20,543
32,000	UOL Group	113,101
7,000	Wheelock Properties Singapore	8,909
		963,508
	South Africa (2) — 1.3%
5,622	Adcock Ingram Holdings	43,535
9,637	African Bank Investments	41,866
4,277	African Rainbow Minerals	98,989
31,479	AVI	141,825
26,245	FirstRand	65,388
1,866	Kumba Iron Ore	110,914
9,030	MTN Group	157,924
11,178	Sanlam	42,037
1,457	Sasol	65,932
7,271	Vodacom Group	82,535
3,586	Wilson Bayly Holmes-Ovcon	48,930
		899,875
	South Korea (2) — 0.8%
991	Hyundai Department Store	141,619
236	Hyundai Heavy Industries	62,844
372	Hyundai Motor	74,670
2,140	KP Chemical	30,089
3,096	KT&G	193,038
		502,260
	Spain (2) — 0.7%
8,248	Antena 3 de Television	49,397
4,891	Duro Felguera	32,728
3,484	Enagas	68,523
2,077	Grupo Catalana Occidente	38,286
1,400	Prosegur Cia de Seguridad	69,620
940	Red Electrica	45,293
2,484	Viscofan	95,398
3,226	Zardoya Otis	43,470
		442,715
	Sweden (2) — 0.6%
4,816	Axfood	182,797
3,063	Getinge	79,531
3,365	Intrum Justitia	55,263
2,907	SKF Class B	64,485
		382,076
	Switzerland — 1.4%
3,900	ACE	281,385
2,100	Allied World Assurance Holdings	122,010
16,635	Ferrexpo (2)	85,640
1,193	Meyer Burger Technology (1) (2)	28,576
2,064	Novartis (2)	116,356
324	Partners Group Holding (2)	60,650

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,631	Roche Holding (2)	267,780
		962,397
	Taiwan — 1.1%
32,000	Chicony Electronics (2)	53,493
10,100	HTC (2)	227,074
23,100	Powertech Technology (2)	56,261
26,000	Radiant Opto-Electronics (2)	76,454
19,700	Taiwan Mobile (2)	56,473
5,000	Taiwan Prosperity Chemical (2)	14,284
5,400	Taiwan Semiconductor Manufacturing ADR	68,148
18,870	Tripod Technology (2)	49,112
56,500	TSRC (2)	146,744
		748,043
	Thailand (2) — 0.8%
44,400	Advanced Info Service NVDR	187,318
1,650	Banpu NVDR	33,411
46,900	PTT Exploration & Production NVDR	243,807
8,300	Siam Makro NVDR	55,818
		520,354
	Turkey (2) — 0.5%
7,173	Ford Otomotiv Sanayi	52,191
12,695	Trakya Cam Sanayi	20,365
17,304	Turk Telekomunikasyon	73,281
2,978	Turk Traktor ve Ziraat Makineleri	55,405
23,873	Turkiye Is Bankasi Class C	55,537
48,819	Turkiye Sinai Kalkinma Bankasi	54,625
		311,404
	United Kingdom (2) — 9.7%
26,992	Aberdeen Asset Management	83,127
4,464	African Barrick Gold	38,671
16,922	AMEC	250,823
15,722	Antofagasta	292,675
13,266	Ashmore Group	73,496
10,179	AstraZeneca	488,779
28,462	BAE Systems	126,243
26,069	Beazley	52,598
9,521	BHP Billiton	299,869
7,321	British American Tobacco	335,735
19,447	Bunzl	251,607
49,425	Cairn Energy (1)	233,470
5,878	Capita Group	68,594
32,953	Compass Group	299,298
921	Croda International	25,897
10,171	Domino Printing Sciences	93,723
19,993	Drax Group	174,074
11,126	Electrocomponents	39,146
3,121	Eurasian Natural Resources	32,880
1,398	Fidessa Group	36,496
17,746	Halfords Group	93,080
32,387	Halma	174,071
34,264	HSBC Holdings	299,021
7,669	IG Group Holdings	57,199
12,847	IMI	169,347
34,960	Mitie Group	141,122
19,545	N Brown Group	82,839
5,643	Next	231,329
6,253	Petrofac	143,664
32,883	Premier Farnell	92,272
29,721	Prudential	307,050
4,426	Reckitt Benckiser Group	227,229
5,377	Rio Tinto	290,946
12,602	Sage Group	56,215
10,827	Smith & Nephew	99,120
1,859	Spirax-Sarco Engineering	57,118
10,050	Standard Chartered	234,555
38,164	Tesco	246,106
1,209	Victrex	24,597
7,954	WH Smith	69,980
3,361	Xstrata	55,993
		6,450,054
	United States — 45.3%
	Consumer Discretionary — 4.9%
3,700	Advance Auto Parts	240,759
4,500	Aeropostale (1)	61,470
4,600	Apollo Group Class A (1)	217,810
1,100	Bed Bath & Beyond (1)	68,024
8,600	Best Buy	225,578
2,200	Buckle	98,032
2,900	Career Education (1)	46,777
5,200	Darden Restaurants	248,976
3,900	DeVry	146,952
2,500	DIRECTV (1)	113,650
4,800	GameStop Class A (1)	122,736
4,600	Gap	86,940
4,400	Guess?	145,156
1,700	ITT Educational Services (1)	105,332
1,500	John Wiley & Sons Class A	71,340
800	JOS A Bank Clothiers (1)	42,752
4,300	Limited Brands	183,653
10,300	Mattel	290,872
1,000	McDonald’s	92,850
5,100	McGraw-Hill	216,750
2,000	PetSmart	93,900
900	Ross Stores	78,957
900	Strayer Education	76,689
1,100	TJX	64,823
1,600	Tupperware Brands	90,464
		3,231,242
	Consumer Staples — 4.3%
600	Brown-Forman Class B	44,838
6,600	Campbell Soup	219,450
5,100	Coca-Cola	348,432
3,800	Colgate-Palmolive	343,406

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,100	General Mills	157,973
1,300	Hershey	74,399
5,600	HJ Heinz	299,264
4,400	Hormel Foods	129,668
10,000	Kroger	231,800
1,300	Lorillard	143,858
2,600	McCormick	126,256
800	Nu Skin Enterprises Class A	40,424
1,200	Philip Morris International	83,844
3,600	Ruddick	157,356
4,500	Walgreen	149,400
5,300	Wal-Mart Stores	300,616
		2,850,984
	Energy — 5.5%
2,400	Alliance Resource Partners LP	182,232
3,400	Apache	338,742
2,900	Atwood Oceanics (1)	123,946
900	BP Prudhoe Bay Royalty Trust	96,750
2,700	Chevron	283,635
1,600	Contango Oil & Gas (1)	102,944
2,500	Devon Energy	162,375
3,700	Diamond Offshore Drilling	242,498
1,700	Energen	83,402
3,500	ExxonMobil	273,315
3,400	Halliburton	127,024
4,600	Helmerich & Payne	244,628
1,300	Hess	81,328
11,300	Marathon Oil	294,139
2,900	Murphy Oil	160,573
6,200	Natural Resource Partners LP	183,520
3,500	Occidental Petroleum	325,290
5,400	Peabody Energy	234,198
8,000	RPC	148,560
		3,689,099
	Financials — 6.1%
5,700	Aflac	257,013
2,900	Amtrust Financial Services	73,602
3,900	Aon	181,818
2,200	Bank of Hawaii	92,906
4,800	Bank of New York Mellon	102,144
8,330	Citigroup	263,145
5,750	Commerce Bancshares	223,100
700	Credit Acceptance (1)	48,244
4,200	Delphi Financial Group Class A	111,216
7,500	Federated Investors Class B	146,550
10,400	Fifth Third Bancorp	124,904
2,500	FirstMerit	35,025
2,200	Franklin Resources	234,586
2,300	Goldman Sachs Group	251,965
4,700	HCC Insurance Holdings	125,067
23,300	Huntington Bancshares	120,694
7,900	JPMorgan Chase	274,604
32,600	KeyCorp	230,156
4,100	Northern Trust	165,927
4,700	PNC Financial Services Group	252,437
800	Portfolio Recovery Associates (1)	56,112
700	ProAssurance	53,585
900	PS Business Parks REIT	47,907
1,200	Rayonier REIT	50,076
600	StanCorp Financial Group	20,364
3,400	State Street	137,326
700	T. Rowe Price Group	36,988
4,100	TD Ameritrade Holding	68,798
2,900	Trustmark	64,206
2,200	Waddell & Reed Financial Class A	61,006
7,000	Wells Fargo	181,370
		4,092,841
	Healthcare — 9.0%
9,000	Abbott Laboratories	484,830
1,200	AMERIGROUP (1)	66,756
7,400	AmerisourceBergen	301,920
7,000	Baxter International	384,860
5,300	Becton Dickinson	414,619
5,400	Bristol-Myers Squibb	170,586
1,300	Chemed	77,168
3,200	CIGNA	141,888
1,100	CR Bard	94,545
3,500	DaVita (1)	245,000
11,700	Eli Lilly	434,772
3,300	Express Scripts (1)	150,909
7,200	Gilead Sciences (1)	299,952
1,600	Henry Schein (1)	110,912
2,500	Humana	212,225
7,400	Johnson & Johnson	476,486
3,400	Laboratory Corp. of America Holdings (1)	285,090
6,600	Lincare Holdings	155,430
1,300	Magellan Health Services (1)	66,911
8,700	Medtronic	302,238
100	Mettler-Toledo International (1)	15,360
5,500	Patterson	173,085
4,200	PSS World Medical (1)	93,450
400	Quality Systems	15,564
8,300	St. Jude Medical	323,700
2,900	Stryker	138,939
6,000	UnitedHealth Group	287,940
1,200	Varian Medical Systems (1)	70,464
300	Waters (1)	24,036
		6,019,635
	Industrials — 4.4%
3,600	3M	284,472
9,600	Applied Materials	118,272
13,700	CSX	304,277
800	Cubic	37,696
600	Cummins	59,658
3,400	Deluxe	80,308
2,300	Dover	127,719
3,600	Emerson Electric	173,232
4,700	General Dynamics	301,693
4,100	Kla-Tencor	193,069

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,800	Lockheed Martin	288,420
1,700	Parker Hannifin	138,635
2,100	Rockwell Automation	142,065
500	Rockwell Collins	27,915
2,800	Union Pacific	278,796
1,700	United Parcel Service Class B	119,408
3,600	United Technologies	280,728
		2,956,363
	Information Technology — 8.3%
3,500	Altera	132,720
7,000	Analog Devices	255,990
1,100	Apple (1)	445,258
5,700	BMC Software (1)	198,132
3,200	Broadridge Financial Solutions	71,200
15,700	CA	340,062
2,100	CACI International Class A (1)	115,269
16,200	Dell (1)	256,122
7,700	Harris	290,675
16,300	Hewlett-Packard	433,743
17,500	Intel	429,450
2,200	International Business Machines	406,186
400	Intuit	21,468
4,300	j2 Global Communications	132,354
400	Jack Henry & Associates	12,964
3,100	Lexmark International Class A	98,270
4,100	Linear Technology	132,471
1,800	Mantech International Class A	63,234
4,600	Maxim Integrated Products	120,336
2,600	Microchip Technology	94,016
16,500	Microsoft	439,395
1,700	NeuStar Class A (1)	54,043
10,500	Oracle	344,085
700	Paychex	20,398
6,500	QLogic (1)	90,805
300	Syntel	14,670
9,400	Teradyne (1)	134,608
4,900	Texas Instruments	150,577
7,000	Vishay Intertechnology (1)	75,250
5,100	Xilinx	170,646
		5,544,397
	Materials — 2.4%
1,400	Aptargroup	67,158
3,700	Ball	127,909
700	CF Industries Holdings	113,589
4,300	Cliffs Natural Resources	293,346
7,900	Freeport-McMoRan Copper & Gold	318,054
4,700	Mosaic	275,232
500	NewMarket	97,070
3,300	Newmont Mining	220,539
1,300	Southern Copper	39,884
100	Terra Nitrogen LP	17,039
		1,569,820
	Utilities — 0.4%
2,700	Aqua America	59,913
2,000	El Paso Electric	64,060
2,500	Exelon	110,975
		234,948
	Total United States	30,189,329
	TOTAL COMMON STOCK (Cost $66,454,399)	65,342,305

	PREFERRED STOCK — 0.6%

	Brazil — 0.5%
6,200	AES Tiete	88,783
2,400	Cia de Bebidas das Americas ADR	80,928
2,000	Cia de Gas de Sao Paulo	40,897
3,000	Cia Energetica de Minas Gerais ADR	51,120
2,800	Vale ADR	66,080
		327,808
	Germany (2)— 0.1%
1,878	Fuchs Petrolub	92,076

	TOTAL PREFERRED STOCK (Cost $416,158)	419,884

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	SHORT-TERM INVESTMENT (3) — 0.5%
306,310	JPMorgan Prime Money Market Fund, 0.020% (Cost $306,310)	306,310

	TOTAL INVESTMENTS — 99.2% (Cost $67,176,867)	66,068,499
	OTHER ASSETS LESS LIABILITIES — 0.8%	566,100

	NET ASSETS — 100%	$66,634,599

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	The rate shown represents the 7-day current yield as of October 31, 2011.

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2011, is as follows:

						Unrealized
				Currency to		Appreciation
Counterparty	Settlement Date	Currency to Deliver		Receive		(Depreciation)
Barclays Capital	12/1/11	ZAR	3,078,600	USD	376,745	$(11,937)
JPMorgan	12/1/11	USD	234,980	TRY	426,900	5,099
JPMorgan	12/1/11	USD	173,187	ZAR	1,370,700	(133)
State Street Bank	12/1/11	TRY	811,800	USD	431,737	(24,801)
State Street Bank	12/1/11	USD	220,178	ZAR	1,707,900	(4,550)
						$(36,322)

ADR — American Depositary Receipt

LP — Limited Partnership

NVDR — Non Voting Depositary Receipt

REIT — Real Estate Investment Trust

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock (1)
Australia	$—	$2,099,836	$—	$2,099,836
Austria	—	52,942	—	52,942
Belgium	—	623,539	—	623,539
Bermuda	248,193	259,616	—	507,809
Brazil	402,502	—	—	402,502
British Virgin Islands	40,500	—	—	40,500
Canada	4,032,036	—	—	4,032,036
Cayman Islands	—	67,467	—	67,467
Chile	312,881	—	—	312,881
China	—	905,528	—	905,528
Czech Republic	—	65,498	—	65,498
Denmark	—	507,010	—	507,010
Finland	—	307,736	—	307,736
France	—	710,932	—	710,932
Gabon	—	135,548	—	135,548
Germany	—	692,581	—	692,581
Greece	—	138,127	—	138,127
Hong Kong	—	1,922,332	—	1,922,332
Indonesia	—	531,825	—	531,825
Ireland	241,040	—	—	241,040
Israel	—	812,951	—	812,951
Italy	—	295,895	—	295,895
Japan	—	4,818,328	—	4,818,328
Malaysia	—	133,775	—	133,775
Mexico	361,181	—	—	361,181
Netherlands	—	380,285	—	380,285
Norway	—	1,020,039	—	1,020,039
Philippines	194,390	377,833	—	572,223
Poland	—	222,696	—	222,696
Russia	55,248	—	—	55,248
Singapore	—	963,508	—	963,508

The accompanying notes are an integral part of the financial statements.

	Level 1	Level 2	Level 3	Total
Investments in Securities (concluded)
South Africa	$—	$899,875	$—	$899,875
South Korea	—	502,260	—	502,260
Spain	—	442,715	—	442,715
Sweden	—	382,076	—	382,076
Switzerland	403,395	559,002	—	962,397
Taiwan	68,148	679,895	—	748,043
Thailand	—	520,354	—	520,354
Turkey	—	311,404	—	311,404
United Kingdom	—	6,450,054	—	6,450,054
United States
Consumer Discretionary	3,231,242	—	—	3,231,242
Consumer Staples	2,850,984	—	—	2,850,984
Energy	3,689,099	—	—	3,689,099
Financials	4,092,841	—	—	4,092,841
Healthcare	6,019,635	—	—	6,019,635
Industrials	2,956,363	—	—	2,956,363
Information Technology	5,544,397	—	—	5,544,397
Materials	1,569,820	—	—	1,569,820
Utilities	234,948	—	—	234,948
	30,189,329	—	—	30,189,329
Total Common Stock	$36,548,843	$28,793,462	$—	$65,342,305

Preferred Stock
Brazil	327,808	—	—	327,808
Germany	—	92,076	—	92,076
Total Preferred Stock	327,808	92,076	—	419,884

Short-Term Investment	306,310	—	—	306,310

Total Investments in Securities	$37,182,961	$28,885,538	$—	$66,068,499

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forwards—Unrealized Appreciation	$—	$5,099	$—	$5,099
Forwards—Unrealized Depreciation	—	(41,421)	—	(41,421)
Total Other Financial Instruments	$—	$(36,322)	$—	$(36,322)

(1) The primary reason for changes in the classification between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments

October 31, 2011

Principal Amount ($)		Value $

	CORPORATE OBLIGATIONS — 43.3%
	Abbott Laboratories
75,000	4.125%, 05/27/20	82,581
	Agrium
105,000	6.125%, 01/15/41	126,984
	Air Canada (1)
190,000	9.250%, 08/01/15	182,875
	Alliance One International
200,000	10.000%, 07/15/16	174,000
	Altria Group
90,000	9.950%, 11/10/38	137,153
	America Movil
205,000	2.375%, 09/08/16	206,721
	American Axle & Manufacturing
220,000	7.750%, 11/15/19	220,275
	Anheuser-Busch InBev Worldwide
20,000	7.750%, 01/15/19	26,185
280,000	5.375%, 11/15/14	315,237
	ArcelorMittal
50,000	6.125%, 06/01/18	51,425
	AT&T
65,000	6.550%, 02/15/39	81,660
420,000	3.875%, 08/15/21	438,249
	Atmos Energy
65,000	8.500%, 03/15/19	86,940
	Audatex North America (1)
220,000	6.750%, 06/15/18	224,400
	Avis Budget Car Rental LLC
195,000	8.250%, 01/15/19	195,488
	Bank of America MTN
670,000	5.650%, 05/01/18	671,800
	Bank of Montreal (1)
1,335,000	2.850%, 06/09/15	1,397,518
625,000	2.625%, 01/25/16	648,951
	Bank of Nova Scotia (1)
2,170,000	1.450%, 07/26/13	2,188,990
	BG Energy Capital (1)
365,000	4.000%, 10/15/21	377,112
	Bombardier (1)
225,000	7.750%, 03/15/20	248,625
	Camden Property Trust
185,000	4.625%, 06/15/21	185,346
	Canadian Imperial Bank of Commerce (1)
935,000	2.600%, 07/02/15	968,914
1,100,000	2.000%, 02/04/13	1,115,489
	Case New Holland
140,000	7.750%, 09/01/13	149,800
	Caterpillar Financial Services
185,000	1.375%, 05/20/14	186,684
	CCO Holdings LLC
80,000	7.000%, 01/15/19	83,400
	Centrais Eletricas Brasileiras (1)
230,000	5.750%, 10/27/21	240,350
	CenturyLink
185,000	6.450%, 06/15/21	185,640
	Cequel Communications Holding I LLC (1)
175,000	8.625%, 11/15/17	183,750
	Chesapeake Energy
185,000	6.625%, 08/15/20	201,419
	Chesapeake Oilfield Operating LLC (1)
260,000	6.625%, 11/15/19	267,800
	Chrysler Group LLC (1)
215,000	8.250%, 06/15/21	197,800
	Citigroup
340,000	3.953%, 06/15/16	348,472
	CNA Financial
140,000	7.350%, 11/15/19	154,530
	Coca-Cola (1)
220,000	1.800%, 09/01/16	219,743
	Consolidated Edison of New York
45,000	4.450%, 06/15/20	50,539
	Continental Airlines (1)
135,000	6.750%, 09/15/15	136,012
	CSX
95,000	6.150%, 05/01/37	116,054
165,000	4.750%, 05/30/42	169,436
270,000	3.700%, 10/30/20	278,343
	CVS Caremark
250,000	6.125%, 09/15/39	304,743
165,000	5.750%, 06/01/17	192,894
	Danske Bank (1)
515,000	3.875%, 04/14/16	507,546
	DaVita
210,000	6.375%, 11/01/18	212,625
	Delhaize Group
165,000	5.700%, 10/01/40	170,813
	Delta Air Lines (1)
141,000	9.500%, 09/15/14	150,165
	Deutsche Telekom International Finance
90,000	8.750%, 06/15/30	127,181
	Digital Realty Trust LP
230,000	5.875%, 02/01/20	237,943
140,000	5.250%, 03/15/21	136,954
	DIRECTV Holdings LLC
540,000	6.375%, 03/01/41	647,312
	Dow Chemical
105,000	4.250%, 11/15/20	108,380
	Duke Energy Carolinas LLC
30,000	4.300%, 06/15/20	33,914
	DuPont Fabros Technology LP

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

200,000	8.500%, 12/15/17	215,000
	El Paso Pipeline Partners Operating LLC
165,000	6.500%, 04/01/20	183,536
	Enterprise Products Operating LLC
60,000	6.125%, 10/15/39	69,641
	EQT
30,000	8.125%, 06/01/19	35,747
	Equinix
195,000	7.000%, 07/15/21	208,163
	Express Scripts
145,000	3.125%, 05/15/16	148,453
	FMG Resources (1)
230,000	8.250%, 11/01/19	233,450
	Ford Motor Credit LLC
135,000	6.625%, 08/15/17	148,122
	General Electric Capital
255,000	4.650%, 10/17/21	263,205
	Gilead Sciences
205,000	4.500%, 04/01/21	221,653
	Goldman Sachs Group
190,000	6.750%, 10/01/37	183,110
	Hartford Financial Services Group
65,000	5.500%, 03/30/20	66,757
	Hess
135,000	6.000%, 01/15/40	161,394
	International Paper
100,000	7.950%, 06/15/18	120,181
	Jabil Circuit
200,000	5.625%, 12/15/20	203,000
	JPMorgan Chase Bank
475,000	6.000%, 10/01/17	512,238
	Kansas City Southern de Mexico
180,000	6.625%, 12/15/20	196,200
	Kinder Morgan Energy Partners LP
55,000	6.500%, 09/01/39	62,051
	Kohl’s
240,000	4.000%, 11/01/21	246,242
	Kraft Foods
60,000	6.875%, 02/01/38	80,831
175,000	6.875%, 01/26/39	232,583
65,000	5.375%, 02/10/20	75,044
	Lockheed Martin
305,000	3.350%, 09/15/21	308,061
	Macy’s Retail Holdings
140,000	6.700%, 07/15/34	154,156
	MarkWest Energy Partners
260,000	6.250%, 06/15/22	267,150
	McDonald’s
215,000	6.300%, 03/01/38	294,771
	McKesson
120,000	7.500%, 02/15/19	155,259
	Midamerican Energy Holdings
185,000	5.750%, 04/01/18	215,052
	Morgan Stanley (2)
470,000	3.800%, 04/29/16	455,182
165,000	2.016%, 01/24/14	157,546
	Mosaic
50,000	4.875%, 11/15/41	51,349
45,000	3.750%, 11/15/21	46,135
	National Bank of Canada (1)
820,000	2.200%, 10/19/16	830,208
	NBC Universal
235,000	5.150%, 04/30/20	264,558
	Nederlandse Waterschapsbank (1)
950,000	1.375%, 05/16/14	960,523
	Nevada Power, Series L
45,000	5.875%, 01/15/15	50,400
	Newmont Mining
100,000	6.250%, 10/01/39	125,674
	News America
265,000	4.500%, 02/15/21	277,271
	Nextel Communications, Series E
215,000	6.875%, 10/31/13	213,387
	Nisource Finance
80,000	6.125%, 03/01/22	92,458
	Noble Energy
95,000	6.000%, 03/01/41	110,899
	Nordstrom
125,000	6.750%, 06/01/14	140,880
85,000	4.750%, 05/01/20	92,359
	Norfolk Southern
100,000	5.900%, 06/15/19	120,519
	Occidental Petroleum
95,000	1.750%, 02/15/17	95,646
	PepsiCo
150,000	4.875%, 11/01/40	173,654
	Petrobras International Finance
100,000	5.750%, 01/20/20	108,396
	Petrohawk Energy
125,000	7.250%, 08/15/18	143,750
	Plains All American Pipeline
30,000	8.750%, 05/01/19	38,476
	Precision Drilling (1)
240,000	6.500%, 12/15/21	254,400
	Prudential Financial
140,000	4.750%, 09/17/15	150,028
	Quest Diagnostics
150,000	4.700%, 04/01/21	160,839
	Qwest
60,000	7.625%, 06/15/15	66,900
	Rent-A-Center
200,000	6.625%, 11/15/20	202,000
	Republic Services
30,000	5.250%, 11/15/21	34,273
	Reynolds American
170,000	7.625%, 06/01/16	202,709
65,000	7.250%, 06/15/37	73,010
	Reynolds Group Issuer LLC (1)

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

200,000	7.125%, 04/15/19	205,000
	Rio Tinto Finance USA
220,000	3.500%, 11/02/20	225,471
	Royal Bank of Canada (1)
500,000	3.125%, 04/14/15	524,994
	Royal Caribbean Cruises
175,000	11.875%, 07/15/15	208,688
	Sabra Health Care
200,000	8.125%, 11/01/18	198,000
	Seagate HDD Cayman (1)
205,000	7.000%, 11/01/21	201,925
	Senior Housing Properties Trust
185,000	4.300%, 01/15/16	183,692
	Southern Copper
160,000	6.750%, 04/16/40	169,296
	Sparebanken 1 Boligkreditt (1)
195,000	1.250%, 10/25/13	195,110
	SunCoke Energy (1)
210,000	7.625%, 08/01/19	213,150
	Swedbank Hypotek (1) (2)
440,000	0.813%, 03/28/14	440,845
	Targa Resources Partners (1)
135,000	6.875%, 02/01/21	133,988
	Teck Resources
70,000	10.750%, 05/15/19	86,567
	Telecom Italia Capital
270,000	6.175%, 06/18/14	274,430
	Tenneco
195,000	6.875%, 12/15/20	200,850
	Texas Instruments
190,000	2.375%, 05/16/16	196,713
	Time Warner
115,000	5.375%, 10/15/41	121,731
	Time Warner Cable
200,000	6.550%, 05/01/37	236,120
	Toronto-Dominion Bank (1)
1,470,000	0.875%, 09/12/14	1,456,472
	United Business Media (1)
220,000	5.750%, 11/03/20	218,009
	Univision Communications (1)
180,000	7.875%, 11/01/20	182,700
	US Bank
440,000	4.950%, 10/30/14	480,299
	Valero Energy
70,000	6.125%, 02/01/20	80,513
50,000	4.500%, 02/01/15	54,013
	Verizon Communications
540,000	3.500%, 11/01/21	545,916
	Viacom
165,000	4.500%, 03/01/21	177,483
	Wachovia Bank (2)
365,000	0.637%, 11/03/14	340,169
	Wal-Mart Stores
385,000	3.625%, 07/08/20	413,000
	Waste Management
110,000	4.750%, 06/30/20	120,190
	Watson Pharmaceuticals
155,000	6.125%, 08/15/19	181,351
	Wells Fargo Bank
250,000	5.750%, 05/16/16	277,440
	Willis Group Holdings
170,000	5.750%, 03/15/21	181,134
	Wind Acquisition Finance (1)
200,000	7.250%, 02/15/18	193,500
	Windstream
175,000	7.875%, 11/01/17	189,875
	WPP Finance UK
160,000	8.000%, 09/15/14	183,033
	Xerox
305,000	4.500%, 05/15/21	318,215
	XL Group
435,000	5.750%, 10/01/21	459,534
	Yum! Brands
65,000	6.875%, 11/15/37	85,440
	TOTAL CORPORATE OBLIGATIONS (Cost $36,089,796)	37,462,495

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	SOVEREIGN GOVERNMENT — 1.2%
	Province of New Brunswick Canada
370,000	2.750%, 06/15/18	381,885
	Province of Ontario Canada
505,000	2.300%, 05/10/16	517,350
	Province of Quebec Canada
95,000	2.750%, 08/25/21	93,549
	TOTAL SOVEREIGN GOVERNMENT (Cost $986,459)	992,784

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 38.8%
	FHLMC
100,546	5.500%, 05/01/38	108,780
1,074,477	5.000%, 08/01/40	1,153,783
512,835	4.500%, 10/01/24	548,947
	FHLMC Gold
58,117	6.500%, 07/01/32	64,284
4,584	6.000%, 12/01/28	5,078
340,001	5.000%, 07/01/39	364,989
705,664	4.500%, 12/01/40	748,238
216,623	4.500%, 05/01/41	228,694
1,225,000	4.000%, 10/01/41	1,254,070
478,027	3.500%, 09/01/26	496,640
	FHLMC IO REMIC (2) (3)
12	1169.001%, 01/15/22	303
	FHLMC TBA
1,625,000	4.500%, 11/15/41	1,713,867
	FNMA
27,822	7.500%, 12/01/29	32,047
29,425	6.000%, 12/01/28	32,280
52,074	6.000%, 10/01/29	57,127
757,020	6.000%, 05/01/36	830,475
1,221,599	6.000%, 03/01/37	1,342,041
374,882	5.500%, 11/01/34	408,505
1,184,051	5.500%, 10/01/35	1,290,246
1,110,946	5.500%, 07/01/38	1,210,585
246,520	5.000%, 10/01/29	265,510
241,476	4.500%, 07/01/41	255,738
364,511	4.500%, 09/01/41	386,040
320,000	4.500%, 10/01/41	338,900
182,013	4.000%, 11/01/40	189,489
836,005	4.000%, 08/01/41	871,900
1,519,224	4.000%, 10/01/41	1,572,400
588,878	2.050%, 03/01/34 (2)	612,984
	FNMA IO (3)
505,632	5.000%, 07/01/18	42,679
568,247	5.000%, 07/01/18	49,009
367,121	5.000%, 07/01/18	32,079
	FNMA IO REMIC (3)
818,258	5.500%, 01/25/19	85,066
	FNMA REMIC
230,414	6.500%, 01/25/32	262,220
125,707	5.000%, 07/25/37	138,252
	FNMA TBA
150,000	5.000%, 11/25/41	161,367
120,000	4.500%, 11/26/26	127,800
50,000	4.500%, 11/25/41	52,883
	GNMA
100,729	25.015%, 10/16/35 (2)	139,378
4,857	8.000%, 11/15/17	5,670
4,601	8.000%, 06/15/26	5,370
29,985	7.000%, 09/15/23	35,003
48,555	6.000%, 10/20/32	54,495
120,305	6.000%, 06/20/35	135,022
451,391	5.000%, 05/20/30	502,326
388,000	5.000%, 12/20/33	409,613
275,000	4.500%, 06/16/27	310,279
610,000	4.500%, 06/20/27	686,517
495,000	4.500%, 06/20/39	548,633
485,000	4.500%, 08/20/40	537,501
257,000	4.000%, 09/20/38	280,356
485,000	4.000%, 08/20/39	524,695
340,224	4.000%, 12/15/40	364,313
1,078,070	3.000%, 07/20/40 (2)	1,119,217
185,602	0.645%, 02/20/39 (2)	185,984
	GNMA IO (3)
113,510	4.500%, 11/20/32	6,607
423,392	4.500%, 06/20/33	26,777
	GNMA TBA
3,965,000	4.000%, 11/15/41	4,230,159
4,320,000	4.000%, 11/20/41	4,604,850
	NCUA Guaranteed Notes, Series R1 (2)
171,438	1.840%, 10/07/20	173,528
118,280	0.691%, 10/07/20	118,433
	NCUA Guaranteed Notes, Series R2 (2)
726,496	0.791%, 11/06/17	726,721
544,599	0.711%, 11/05/20	544,599
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $33,008,261)	33,611,341

	U.S. TREASURY OBLIGATIONS — 18.2%
	United States Treasury Bills (4) (5)
4,400,000	0.010%, 11/10/11	4,399,987
4,000,000	0.005%, 02/16/12	3,999,436
	United States Treasury Notes (4)
2,500,000	4.750%, 01/31/12	2,529,395
745,000	4.375%, 05/15/41	914,604
2,205,000	2.125%, 08/15/21	2,195,708
1,180,000	1.750%, 10/31/18	1,191,062

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

545,000	1.000%, 08/31/16	546,110
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,755,512)	15,776,302

	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS — 4.8%
	Americold LLC Trust, Series ARTA, Class A1 (1)
268,169	3.847%, 01/14/29	281,844
	Americold LLC Trust, Series ARTA, Class A2FX (1)
410,000	4.954%, 01/14/29	436,463
	Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6, Class A2
217,741	6.460%, 10/15/36	219,413
	Credit Suisse First Boston Mortgage Securities, Series CKN2, Class A3
219,938	6.133%, 04/15/37	221,902
	Extended Stay America Trust, Series ESHA, Class A (1)
958,499	2.951%, 11/05/27	956,504
	Four Times Square Trust, Series 4TS, Class A (1)
1,008,000	5.401%, 12/13/28	1,084,390
	LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A4
171,991	4.960%, 12/15/31	177,121
	LSTAR Commercial Mortgage Trust, Series 1, Class B (1) (2)
110,000	5.759%, 06/25/43	101,975
	Morgan Stanley Capital I, Series 2003-T11, Class A4
655,000	5.150%, 06/13/41	687,649
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (Cost $4,102,821)	4,167,261

	ASSET-BACKED SECURITIES — 2.4%
	BA Credit Card Trust, Series A1 (2)
335,000	0.529%, 09/15/15	336,073
	Chase Issuance Trust, Series A13 (2)
335,000	1.847%, 09/15/15	343,681
	CNH Equipment Trust, Series A
405,000	2.040%, 10/17/16	415,421
	Discover Card Master Trust, Series A1 (2)
335,000	1.543%, 12/15/14	337,595
	MBNA Credit Card Master Note Trust, Series A10 (2)
165,000	0.289%, 11/16/15	164,905
	Nelnet Student Loan Trust, Series 4A (1) (2)
250,293	1.045%, 04/25/46	250,558
	Wachovia Auto Owner Trust, Series A (2)
221,607	1.395%, 03/20/14	222,629
	TOTAL ASSET-BACKED SECURITIES (Cost $2,060,504)	2,070,862

	MUNICIPAL BONDS — 0.8%
	California — 0.2%
140,000	State of California, GO
	7.550%, 04/01/39	170,747

	New York — 0.1%
75,000	Metropolitan Transportation Authority, RB
	6.814%, 11/15/40	92,560

	South Carolina — 0.3%
236,881	South Carolina Student Loan, RB (2)
	0.868%, 01/25/21	236,431

Principal Amount ($)/Shares

	Utah — 0.2%
170,000	State of Utah, GO
	3.539%, 07/01/25	173,502
	TOTAL MUNICIPAL BONDS (Cost $647,295)	673,240

	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
	Impac CMB Trust (2)
175,294	0.645%, 10/25/35	140,895
223,346	0.625%, 05/25/35	173,391
86,711	0.615%, 03/25/35	77,204
	Residential Accredit Loans, Series 1999-QS4 , Class A1
5,906	6.250%, 03/25/14	6,044
	Salomon Brothers Mortgage Securities VII, Series 2001-CPB1, Class A (2)
4,815	2.762%, 12/25/30	4,748
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $420,742)	402,282

	SHORT-TERM INVESTMENT (6) — 8.1%
7,048,939	JPMorgan Prime Money Market Fund, 0.020% (Cost $7,048,938)	7,048,939

The accompanying notes are an integral part of the financial statements.

Value $

TOTAL INVESTMENTS — 118.1% (Cost $100,120,328)	102,205,506
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (18.1)%	(15,648,759)

NET ASSETS — 100%	$86,556,747

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2011, the value of these securities amounted to $18,612,048, representing 21.5% of the net assets of the Fund.

(2)	Variable Rate Security — Rate disclosed is as of October 31, 2011
(3)	Security considered illiquid. On October 31, 2011 the value of these securities amounted to $242,520, representing 0.3% of the net assets of the Fund.
(4)	Security, or a portion of this security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.
(5)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(6)	The rate shown represents the 7-day current yield as of October 31, 2011.

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
IO — Interest Only
LLC — Limited Liability Corporation
LP — Limited Partnership
MTN — Medium Term Note
NCUA — National Credit Union Administration
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
TBA — To Be Announced

A summary of the open futures contracts held by the Fund at October 31, 2011 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond	12	Dec-11	$(44,033)
Canadian 10-Year Bond	19	Dec-11	19,522
U.S. 2-Year Treasury Note	39	Jan-12	(6,493)
U.S. 5-Year Treasury Note	(25)	Jan-12	(7,621)
U.S. 10-Year Treasury Note	(49)	Dec-11	42,860
U.S. Long Treasury Bond	(6)	Dec-11	(12,797)
U.S. Ultra Long Treasury Bond	20	Dec-11	182,495
			$173,933

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Corporate Obligations	$—	$37,462,495	$—	$37,462,495
Sovereign Government	—	992,784	—	992,784
U.S. Government Mortgage-Backed Obligations	—	33,611,341	—	33,611,341
U.S. Treasury Obligations	—	15,776,302	—	15,776,302
Commercial Mortgage-Backed Obligations	—	4,167,261	—	4,167,261
Asset-Backed Securities	—	2,070,862	—	2,070,862
Municipal Bonds	—	673,240	—	673,240
Collateralized Mortgage Obligations	—	402,282	—	402,282
Short-Term Investment	7,048,939	—	—	7,048,939

Total Investments in Securities	$7,048,939	$95,156,567	$—	$102,205,506

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures—Unrealized Appreciation	$—	$244,877	$—	$244,877
Futures—Unrealized Depreciation	—	(70,944)	—	(70,944)
Total Other Financial Instruments	$—	$173,933	$—	$173,933

(1) There were no significant transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

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The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

October 31, 2011

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
ASSETS
Investments in securities, at value — Note 2	$509,648,586	$153,871,630	$214,982,723
Cash	—	—	1,033
Foreign currency	7	—	—
Receivable for securities sold	1,379,027	883,342	1,173,788
Receivable for Fund shares sold	560,593	28,567	752,090
Dividends and tax reclaims receivable	546,314	41,987	61,761
Prepaid expenses	14,240	15,467	9,586
Due from Investment Advisor — Note 3	—	—	27,159
Unrealized appreciation on spot foreign currency contracts	—	—	—
Unrealized appreciation on forward foreign currency contracts	2,318	—	—
Initial margin for futures contracts	4,108,000	—	—
Deferred offering costs — Note 2	—	—	—
Variation margin receivable	—	—	—
TOTAL ASSETS	516,259,085	154,840,993	217,008,140
LIABILITIES
Payable for securities purchased	—	1,811,877	219,881
Unrealized depreciation on spot foreign currency contracts	—	—	—
Variation margin payable	1,622,660	—	—
Income distributions payable	—	—	—
Accrued foreign capital gains tax	—	—	—
Unrealized depreciation on forward foreign currency contracts	631,945	—	—
Payable for Fund shares redeemed	21,626	144,078	337,781
Investment Advisory fees payable — Note 3	104,475	122,713	177,650
Sub-administration fees payable — Note 3	5,433	10,738	15,545
Trustees’ fees payable — Note 6	1,514	712	875
Distribution fees payable, Advisor Shares — Note 3	48	865	1,348
Audit fees payable	32,250	30,821	30,821
Accrued expenses and other liabilities	81,749	46,590	50,457
TOTAL LIABILITIES	2,501,700	2,168,394	834,358
NET ASSETS	$513,757,385	$152,672,599	$216,173,782
NET ASSETS
Capital paid-in	$552,810,030	$127,971,773	$204,406,107
Undistributed (distributions in excess of) net investment income	6,562,686	—	405,662
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(69,991,375)	4,972,842	1,630,203
Accumulated foreign capital gains tax on appreciated securities	—	—	—
Net unrealized appreciation (depreciation) on investments	20,585,249	19,727,984	9,731,810
Net unrealized appreciation on futures	4,420,351	—	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(629,556)	—	—
NET ASSETS	$513,757,385	$152,672,599	$216,173,782
Net Assets:
Investor Shares	$513,588,638	$149,940,682	$209,199,439
Advisor Shares	168,747	2,731,917	6,974,343
Institutional Shares	—	—	—
Total shares outstanding end of year:
Investor Shares	52,598,452	6,585,146	18,101,924
Advisor Shares	17,349	121,466	611,976
Institutional Shares	—	—	—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor Shares	$9.76	$22.77	$11.56
Advisor Shares	9.73	22.49	11.40
Institutional Shares	—	—	—
Cost of securities	$489,063,337	$134,143,646	$205,250,913
Cost of foreign currency	$7	$—	$—

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	International Alpha Fund	International Multi-Cap Value Fund	Global Quality Fund	Total Return Fixed Income Fund
ASSETS
Investments in securities, at value — Note 2	$332,848,187	$47,856,775	$19,155,717	$66,068,499	$102,205,506
Cash	—	—	—	—	1,038
Foreign currency	31,811	3	3,263	112,506	—
Receivable for securities sold	519,467	1,377,892	94,098	1,084,756	5,353,581
Receivable for Fund shares sold	772,550	101,356	7,010	—	263,266
Dividends and tax reclaims receivable	465,303	259,268	76,777	118,319	570,122
Prepaid expenses	14,137	13,881	18,245	2,781	6,525
Due from Investment Advisor — Note 3	48,065	20,016	46,945	25,536	16,660
Unrealized appreciation on spot foreign currency contracts	1,147,770	969,301	55,556	547,631	—
Unrealized appreciation on forward foreign currency contracts	—	—	9,994	5,099	—
Initial margin for futures contracts	—	—	—	—	121,584
Deferred offering costs — Note 2	—	—	—	250	—
Variation margin receivable	—	—	—	—	103,206
TOTAL ASSETS	335,847,290	50,598,492	19,467,605	67,965,377	108,641,488
LIABILITIES
Payable for securities purchased	3,378,748	1,040,377	197,552	616,409	21,871,646
Unrealized depreciation on spot foreign currency contracts	1,150,244	972,968	57,441	539,267	—
Variation margin payable	—	—	—	—	74,078
Income distributions payable	—	—	—	—	27,627
Accrued foreign capital gains tax	233,076	—	5,815	10,910	—
Unrealized depreciation on forward foreign currency contracts	—	—	19,935	41,421	—
Payable for Fund shares redeemed	759,127	16,037	44,731	—	3,180
Investment Advisory fees payable — Note 3	257,570	39,374	15,576	29,716	17,722
Sub-administration fees payable — Note 3	22,538	3,534	1,363	4,728	6,203
Trustees’ fees payable — Note 6	1,085	506	408	511	560
Distribution fees payable, Advisor Shares — Note 3	17,502	1,406	1,352	—	564
Audit fees payable	36,764	34,469	37,972	35,003	33,260
Accrued expenses and other liabilities	130,920	39,948	73,400	52,813	49,901
TOTAL LIABILITIES	5,987,574	2,148,619	455,545	1,330,778	22,084,741
NET ASSETS	$329,859,716	$48,449,873	$19,012,060	$66,634,599	$86,556,747
NET ASSETS
Capital paid-in	$330,077,417	$57,312,196	$22,346,320	$67,674,163	$83,604,999
Undistributed (distributions in excess of) net investment income	3,089,857	466,709	498,614	1,156,269	(49,040)
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(2,401,259)	(9,400,801)	(2,576,181)	(1,040,043)	741,605
Accumulated foreign capital gains tax on appreciated securities	(233,076)	—	(5,815)	(10,910)	—
Net unrealized appreciation (depreciation) on investments	(668,956)	50,433	(1,242,244)	(1,108,368)	2,085,178
Net unrealized appreciation on futures	—	—	—	—	173,933
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(4,267)	21,336	(8,634)	(36,512)	72
NET ASSETS	$329,859,716	$48,449,873	$19,012,060	$66,634,599	$86,556,747
Net Assets:
Investor Shares	$234,257,862	$44,038,496	$12,244,576	$—	$84,037,634
Advisor Shares	95,601,854	4,411,377	6,767,484	—	2,519,113
Institutional Shares	—	—	—	66,634,599	—
Total shares outstanding end of year:
Investor Shares	19,065,684	4,702,746	1,468,326	—	8,135,388
Advisor Shares	7,814,300	472,470	812,284	—	243,653
Institutional Shares	—	—	—	661,691	—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor Shares	$12.29	$9.36	$8.34	$—	$10.33
Advisor Shares	12.23	9.34	8.33	—	10.34
Institutional Shares	—	—	—	100.70	—
Cost of securities	$333,517,143	$47,806,342	$20,397,961	$67,176,867	$100,120,328
Cost of foreign currency	$31,515	$2	$3,201	$112,332	$—

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Year or Period Ended October 31, 2011

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
INVESTMENT INCOME
Dividend income	$9,757,687	$1,601,459	$2,703,585
Interest income	—	—	268
Foreign taxes withheld	(63,400)	(5,293)	(3,727)
TOTAL INCOME	9,694,287	1,596,166	2,700,126
EXPENSES
Investment Advisory fees — Note 3	1,212,807	1,768,780	2,140,357
Sub-administration fees — Note 3	63,070	154,771	187,284
Trustees fees — Note 6	37,017	19,614	20,326
Distribution fees, Advisor Shares — Note 3	619	7,738	23,746
Legal fees	130,226	59,308	73,375
Transfer agent fees	119,646	102,572	104,489
Insurance	56,827	29,191	22,542
Registration fees	53,685	34,111	32,892
Printing	34,600	37,847	26,120
Audit fees	33,114	30,477	30,845
Custodian fees	26,864	27,150	25,367
Pricing fees	11,445	3,622	2,893
Organization costs	—	—	—
Other	23,479	11,581	20,075
TOTAL EXPENSES	1,803,399	2,286,762	2,710,311
Expenses waived by Investment Advisor — Note 3	—	—	(439,203)
Reimbursement from Investment Advisor	—	—	—
NET EXPENSES	1,803,399	2,286,762	2,271,108
NET INVESTMENT INCOME (LOSS)	7,890,888	(690,596)	429,018
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTION CONTRACTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments and option contracts sold	38,015,583	16,566,684	2,120,295
Net realized gain (loss) on futures	2,042,391	—	—
Net realized gain (loss) on foreign currency transactions	394,977	(1,984)	(1,610)
Net realized gain (loss) on investments, option contracts, futures and foreign currency transactions	40,452,951	16,564,700	2,118,685

Change in unrealized depreciation on investments	(10,415,950)	(8,316,914)	(2,799,251)
Change in unrealized appreciation on futures	2,130,121	—	—
Change in accrued foreign capital gains tax on appreciated securities	—	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(622,471)	—	—
Net change in unrealized depreciation on investments, futures, forward foreign currency contracts and foreign currency translations	(8,908,300)	(8,316,914)	(2,799,251)
NET REALIZED AND UNREALIZED GAIN (LOSS)	31,544,651	8,247,786	(680,566)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,435,539	$7,557,190	$(251,548)

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	International Alpha Fund	International Multi-Cap Value Fund	Global Quality Fund*	Total Return Fixed Income Fund
INVESTMENT INCOME
Dividend income	$8,065,975	$1,747,846	$755,478	$1,412,485	$1,178
Interest income	—	—	—	323	3,345,165
Foreign taxes withheld	(712,406)	(176,519)	(67,107)	(85,808)	(951)
TOTAL INCOME	7,353,569	1,571,327	688,371	1,327,000	3,345,392
EXPENSES
Investment Advisory fees — Note 3	2,854,917	701,778	161,748	239,843	249,180
Sub-administration fees — Note 3	249,805	62,981	14,153	38,157	87,212
Trustees fees — Note 6	25,323	13,469	9,935	9,485	15,215
Distribution fees, Advisor Shares — Note 3	221,043	60,511	9,742	—	6,982
Legal fees	81,205	41,370	31,358	38,492	44,903
Transfer agent fees	109,672	94,908	91,223	37,561	96,045
Insurance	31,793	19,289	13,790	11,336	25,223
Registration fees	45,661	30,634	32,233	944	40,485
Printing	50,139	16,824	10,237	12,870	13,289
Audit fees	33,665	34,013	33,126	41,006	32,249
Custodian fees	292,192	32,230	73,137	54,153	24,278
Pricing fees	20,571	9,238	92,836	49,757	45,240
Organization costs	—	—	—	68,218	—
Other	19,890	10,149	20,373	8,552	8,315
TOTAL EXPENSES	4,035,876	1,127,394	593,891	610,374	688,616
Expenses waived by Investment Advisor — Note 3	(246,172)	(238,495)	(161,748)	(239,843)	(249,180)
Reimbursement from Investment Advisor	—	—	(236,391)	(65,276)	(33,754)
NET EXPENSES	3,789,704	888,899	195,752	305,255	405,682
NET INVESTMENT INCOME (LOSS)	3,563,865	682,428	492,619	1,021,745	2,939,710
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTION CONTRACTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments and option contracts sold	512,148	4,984,196	730,750	(697,088)	1,637,434 †
Net realized gain (loss) on futures	—	—	(208,786)	(311,983)	347,398
Net realized gain (loss) on foreign currency transactions	(445,117)	29,570	64,886	161,194	54,230
Net realized gain (loss) on investments, option contracts, futures and foreign currency transactions	67,031	5,013,766	586,850	(847,877)	2,039,062

Change in unrealized depreciation on investments	(29,984,893)	(12,261,304)	(2,237,059)	(1,108,368)	(1,552,431)
Change in unrealized appreciation on futures	—	—	—	—	217,399
Change in accrued foreign capital gains tax on appreciated securities	181,139	—	1,956	(10,910)	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(4,962)	11,209	(11,529)	(36,512)	(53,068)
Net change in unrealized depreciation on investments, futures, forward foreign currency contracts and foreign currency translations	(29,808,716)	(12,250,095)	(2,246,632)	(1,155,790)	(1,388,100)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(29,741,685)	(7,236,329)	(1,659,782)	(2,003,667)	650,962

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,177,820)	$(6,553,901)	$(1,167,163)	$(981,922)	$3,590,672

* Fund commenced investment activities on November 9, 2010.

† Includes realized gains or losses from in-kind transactions (see Note 7 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Years Ended October 31,

	North American Equity Fund		U.S. Opportunities Fund
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$7,890,888	$7,789,545	$(690,596)	$(920,177)
Net realized gain on investments, futures and foreign currency transactions	40,452,951	6,071,138	16,564,700	22,355,404
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(8,908,300)	49,171,612	(8,316,914)	11,259,018
Net increase (decrease) in net assets resulting from operations	39,435,539	63,032,295	7,557,190	32,694,245

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(6,799,964)	(6,697,194)	—	—
Advisor Shares	(2,261)	(1,744)	—	—
Net realized gains:
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Total dividends and distributions	(6,802,225)	(6,698,938)	—	—

Share Transactions:
Investor Shares:
Sales of shares	75,162,899	83,713,990	10,258,639	9,119,019
Reinvestment of distributions	5,772,543	4,892,614	—	—
Redemption of shares	(89,102,201)	(31,105,919)	(41,381,887)	(30,352,894)
Redemption of shares in-kind	—	—	—	—
Redemption fees - Note 5	—	—	973	1,070
Total increase (decrease) from Investor Share transactions	(8,166,759)	57,500,685	(31,122,275)	(21,232,805)
Advisor Shares:
Sales of shares	47,350	43,235	487,051	351,739
Reinvestment of distributions	2,261	1,744	—	—
Redemption of shares	(61,414)	(6,543)	(831,946)	(723,997)
Redemption fees - Note 5	—	—	—	—
Total increase (decrease) from Advisor Share transactions	(11,803)	38,436	(344,895)	(372,258)
Net increase (decrease) in net assets from share transactions	(8,178,562)	57,539,121	(31,467,170)	(21,605,063)
Total increase (decrease) in net assets	24,454,752	113,872,478	(23,909,980)	11,089,182
Net Assets
Beginning of year	489,302,633	375,430,155	176,582,579	165,493,397
End of year	$513,757,385	$489,302,633	$152,672,599	$176,582,579
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$6,562,686	$4,999,635	$—	$—

The accompanying notes are an integral part of the financial statements.

	U.S. Small and Mid Cap Opportunities Fund		Emerging Market Equity Fund
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$429,018	$(109,454)	$3,563,865	$1,066,501
Net realized gain on investments, futures and foreign currency transactions	2,118,685	4,482,718	67,031	3,087,680
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(2,799,251)	8,926,889	(29,808,716)	22,682,108
Net increase (decrease) in net assets resulting from operations	(251,548)	13,300,153	(26,177,820)	26,836,289

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	—	—	(771,689)	(232,619)
Advisor Shares	—	—	(241,589)	(160,075)
Net realized gains:
Investor Shares	(2,600,911)	—	(446,768)	—
Advisor Shares	(231,110)	—	(242,237)	—
Total dividends and distributions	(2,832,021)	—	(1,702,283)	(392,694)

Share Transactions:
Investor Shares:
Sales of shares	191,062,391	84,184,389	142,886,662	112,693,987
Reinvestment of distributions	1,879,721	—	1,034,252	162,214
Redemption of shares	(91,994,172)	(20,485,770)	(42,068,431)	(11,058,440)
Redemption of shares in-kind	—	—	—	—
Redemption fees - Note 5	1,026	1,349	1,264	15,485
Total increase (decrease) from Investor Share transactions	100,948,966	63,699,968	101,853,747	101,813,246
Advisor Shares:
Sales of shares	2,391,383	5,788,842	51,007,570	91,866,519
Reinvestment of distributions	220,154	—	467,446	157,498
Redemption of shares	(6,036,011)	(743,744)	(35,867,056)	(27,562,814)
Redemption fees - Note 5	772	527	20,945	38,739
Total increase (decrease) from Advisor Share transactions	(3,423,702)	5,045,625	15,628,905	64,499,942
Net increase (decrease) in net assets from share transactions	97,525,264	68,745,593	117,482,652	166,313,188
Total increase (decrease) in net assets	94,441,695	82,045,746	89,602,549	192,756,783
Net Assets
Beginning of year	121,732,087	39,686,341	240,257,167	47,500,384
End of year	$216,173,782	$121,732,087	$329,859,716	$240,257,167
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$405,662	$(12,074)	$3,089,857	$665,800

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Years or Period Ended October 31,

	International Alpha Fund		International Multi-Cap Value Fund
	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$682,428	$408,545	$492,619	$361,490
Net realized gain (loss) on investments, option contracts, futures and foreign currency transactions	5,013,766	5,626,787	586,850	640,382
Change in unrealized appreciation (depreciation) on investments, option contracts, futures, forward foreign currency contracts and foreign currency translations	(12,250,095)	4,307,126	(2,246,632)	856,357
Net increase (decrease) in net assets resulting from operations	(6,553,901)	10,342,458	(1,167,163)	1,858,229

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(1,070,345)	(269,303)	(358,944)	(310,675)
Advisor Shares	(564,691)	(652,009)	(69,630)	(44,616)
Institutional Class Shares	—	—	—	—
Net realized gains:
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Total dividends and distributions	(1,635,036)	(921,312)	(428,574)	(355,291)

Share Transactions:
Investor Shares:
Sales of shares	13,034,938	29,731,581	2,652,229	312,808
Reinvestment of distributions	495,645	226,636	31,043	310,675
Redemption of shares	(10,509,252)	(3,818,042)	(550,068)	(79,997)
Redemption of shares in-kind	—	—	—	—
Redemption fees - Note 5	6	416	—	—
Total increase (decrease) from Investor Share transactions	3,021,337	26,140,591	2,133,204	543,486
Advisor Shares:
Sales of shares	5,872,858	4,386,896	6,487,477	777,133
Reinvestment of distributions	520,745	629,776	32,922	44,484
Redemption of shares	(27,076,776)	(21,576,805)	(1,269,137)	(223,140)
Redemption fees - Note 5	1,212	2,061	6,544	148
Total increase (decrease) from Advisor Share transactions	(20,681,961)	(16,558,072)	5,257,806	598,625
Institutional Shares:
Sales of shares	—	—	—	—
Reinvestment of distributions	—	—	—	—
Redemption of shares	—	—	—	—
Redemption fees - Note 5	—	—	—	—
Total increase from Institutional Share transactions	—	—	—	—
Net increase (decrease) in net assets from share transactions	(17,660,624)	9,582,519	7,391,010	1,142,111
Total increase (decrease) in net assets	(25,849,561)	19,003,665	5,795,273	2,645,049
Net Assets
Beginning of year/period	74,299,434	55,295,769	13,216,787	10,571,738
End of year/period	$48,449,873	$74,299,434	$19,012,060	$13,216,787
Undistributed (distributions in excess of) net investment income	$466,709	$279,748	$498,614	$304,453

The accompanying notes are an integral part of the financial statements.

	Global Quality Fund	Total Return Fixed Income Fund
	2011*	2011	2010
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$1,021,745	$2,939,710	$6,363,225
Net realized gain (loss) on investments, option contracts, futures and foreign currency transactions	(847,877)	2,039,062 †	10,952,633 †
Change in unrealized appreciation (depreciation) on investments, option contracts, futures, forward foreign currency contracts and foreign currency translations	(1,155,790)	(1,388,100)	(2,004,790)
Net increase (decrease) in net assets resulting from operations	(981,922)	3,590,672	15,311,068

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	—	(3,068,016)	(6,399,877)
Advisor Shares	—	(81,495)	(204,227)
Institutional Class Shares	(57,642)	—	—
Net realized gains:
Investor Shares	—	(3,551,562)	(5,972,324)
Advisor Shares	—	(109,017)	(188,056)
Total dividends and distributions	(57,642)	(6,810,090)	(12,764,484)

Share Transactions:
Investor Shares:
Sales of shares	—	39,023,730	74,398,741
Reinvestment of distributions	—	5,723,308	11,301,057
Redemption of shares	—	(17,135,071)	(54,449,946)
Redemption of shares in-kind	—	(63,327,140)	(69,767,669)
Redemption fees - Note 5	—	—	—
Total increase (decrease) from Investor Share transactions	—	(35,715,173)	(38,517,817)
Advisor Shares:
Sales of shares	—	1,078,832	1,717,746
Reinvestment of distributions	—	164,998	319,565
Redemption of shares	—	(2,732,306)	(4,938,214)
Redemption fees - Note 5	—	—	—
Total increase (decrease) from Advisor Share transactions	—	(1,488,476)	(2,900,903)
Institutional Shares:
Sales of shares	70,851,958	—	—
Reinvestment of distributions	55,906	—	—
Redemption of shares	(3,239,888)	—	—
Redemption fees - Note 5	6,187	—	—
Total increase from Institutional Share transactions	67,674,163	—	—
Net increase (decrease) in net assets from share transactions	67,674,163	(37,203,649)	(41,418,720)
Total increase (decrease) in net assets	66,634,599	(40,423,067)	(38,872,136)
Net Assets
Beginning of year/period	—	126,979,814	165,851,950
End of year/period	$66,634,599	$86,556,747	$126,979,814
Undistributed (distributions in excess of) net investment income	$1,156,269	$(49,040)	$(105,856)

†  Includes realized gains or losses from in-kind transactions (see Note 7 in Notes to Financial Statements).

*  Fund commenced investment activities on November 9, 2010.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years or Period Ended October 31, (unless otherwise indicated)

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2011	$9.20	$0.18		$0.53		$0.71	$(0.15)	$—	$(0.15)
2010	8.09	0.13		1.13		1.26	(0.15)	—	(0.15)
2009	7.58	0.18		0.57		0.75	(0.24)	—	(0.24)
2008	13.52	0.22		(4.37)		(4.15)	(0.28)	(1.51)	(1.79)
2007	12.63	0.31		1.49		1.80	(0.28)	(0.63)	(0.91)
Advisor Shares
2011	$9.17	$0.17		$0.51		$0.68	$(0.12)	$—	$(0.12)
2010	8.07	0.11		1.11		1.22	(0.12)	—	(0.12)
2009	7.55	0.16		0.57		0.73	(0.21)	—	(0.21)
2008	13.48	0.22		(4.40)		(4.18)	(0.24)	(1.51)	(1.75)
2007	12.61	0.19		1.56		1.75	(0.25)	(0.63)	(0.88)
U.S. Opportunities Fund
Investor Shares
2011	$21.94	$(0.09	)(1)	$0.92	†	$0.83	$—	$—	$—
2010	18.15	(0.11	)(1)	3.90	†	3.79	—	—	—
2009	15.79	(0.07	)(1)	2.43	†	2.36	—	—	—
2008	25.40	(0.06	)(1)	(7.22	)†	(7.28)	(0.03)	(2.30)	(2.33)
2007	23.06	0.02	(1)	4.30	†	4.32	—	(1.98)	(1.98)
Advisor Shares
2011	$21.73	$(0.15	)(1)	$0.91		$0.76	$—	$—	$—
2010	18.01	(0.15	)(1)	3.87		3.72	—	—	—
2009	15.71	(0.11	)(1)	2.41		2.30	—	—	—
2008	25.32	(0.11	)(1)	(7.20)		(7.31)	—	(2.30)	(2.30)
2007	23.04	(0.04	)(1)	4.30	††	4.26	—	(1.98)	(1.98)
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2011	$11.23	$0.03	(1)	$0.56	†	$0.59	$—	$(0.26)	$(0.26)
2010	9.37	(0.01	)(1)	1.87	†	1.86	—	—	—
2009	7.96	—	(1)(b)	1.41	†	1.41	—	—	—
2008	12.56	(0.04	)(1)	(3.81	)†	(3.85)	—	(0.75)	(0.75)
2007	10.25	(0.03	)(1)	2.35	†	2.32	(0.01)	—	(0.01)
Advisor Shares
2011	$11.11	$—	(1)(b)	$0.55	†	$0.55	$—	$(0.26)	$(0.26)
2010	9.29	(0.04	)(1)	1.86	†	1.82	—	—	—
2009	7.91	(0.04	)(1)	1.42	†	1.38	—	—	—
2008	12.53	(0.06	)(1)	(3.81	)†	(3.87)	—	(0.75)	(0.75)
2007	10.23	(0.05	)(1)	2.35	†	2.30	—	—	—
Emerging Market Equity Fund
Investor Shares
2011	$13.42	$0.18	(1)	$(1.21	)†	$(1.03)	$(0.06)	$(0.04)	$(0.10)
2010	11.34	0.10	(1)	2.04	†	2.14	(0.06)	—	(0.06)
2009	6.99	0.12	(1)	4.24	††	4.36	(0.01)	—	(0.01)
2008	17.91	0.11		(8.94)		(8.83)	(0.14)	(1.95)	(2.09)
2007	10.55	0.04		7.37		7.41	(0.05)	—	(0.05)
Advisor Shares
2011	$13.36	$0.14	(1)	$(1.19	)†	$(1.05)	$(0.04)	$(0.04)	$(0.08)
2010	11.32	0.08	(1)	2.02	†	2.10	(0.06)	—	(0.06)
2009	6.97	0.05	(1)	4.30	†††	4.35	—	—	—
2008	17.86	0.08		(8.91)		(8.83)	(0.11)	(1.95)	(2.06)
2007	10.53	0.02		7.34		7.36	(0.03)	—	(0.03)

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
North American Equity Fund
Investor Shares
2011	$9.76	7.70%	$513,589	0.37%	0.37%	1.63%	72%
2010	9.20	15.68	489,133	0.39	0.39	1.76	88
2009	8.09	10.59	375,315	0.43	0.43	2.09	85
2008	7.58	(34.81)	486,931	0.35	0.35	1.94	131
2007	13.52	15.08	809,998	0.33	0.33	1.82	38
Advisor Shares
2011	$9.73	7.43%	$169	0.72%	0.72%	1.27%	72%
2010	9.17	15.27	170	0.74	0.74	1.41	88
2009	8.07	10.28	116	0.78	0.78	1.69	85
2008	7.55	(35.08)	102	0.70	0.70	1.57	131
2007	13.48	14.66	133	0.68	0.68	1.41	38
U.S. Opportunities Fund
Investor Shares
2011	$22.77	3.78%	$149,941	1.29%	1.29%	(0.39)%	91%
2010	21.94	20.88	173,625	1.33	1.33	(0.52)	57
2009	18.15	14.95	162,694	1.40	1.40	(0.45)	64
2008	15.79	(31.08)	178,772	1.25	1.25	(0.29)	74
2007	25.40	20.02	302,351	1.25	1.25	0.10	77
Advisor Shares
2011	$22.49	3.50%	$2,732	1.54%	1.54%	(0.65)%	91%
2010	21.73	20.66	2,957	1.58	1.58	(0.77)	57
2009	18.01	14.64	2,800	1.65	1.65	(0.71)	64
2008	15.71	(31.28)	3,337	1.50	1.50	(0.54)	74
2007	25.32	19.76	5,910	1.50	1.50	(0.17)	77
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2011	$11.56	5.21%	$209,199	1.05%	1.25%	0.21%	100%
2010	11.23	19.85	111,939	1.05	1.52	(0.13)	122
2009	9.37	17.71	36,103	1.05	2.32	(0.04)	75
2008	7.96	(32.31)	11,999	1.37	2.74	(0.38)	92
2007	12.56	22.60	10,197	1.40	3.13	(0.23)	93
Advisor Shares
2011	$11.40	4.90%	$6,974	1.30%	1.52%	0.00%	100%
2010	11.11	19.59	9,793	1.30	1.77	(0.38)	122
2009	9.29	17.45	3,584	1.30	2.33	(0.40)	75
2008	7.91	(32.56)	230	1.64	3.01	(0.55)	92
2007	12.53	22.48	1,420	1.65	3.37	(0.45)	93
Emerging Market Equity Fund
Investor Shares
2011	$12.29	(7.73)%	$234,258	1.25%	1.34%	1.34%	69%
2010	13.42	18.97	152,681	1.25	1.53	0.82	75
2009	11.34	62.38	33,479	1.25	2.61	1.34	91
2008	6.99	(55.18)	16,312	1.72	2.51	0.53	123
2007	17.91	70.50	27,774	1.75	2.68	0.37	107
Advisor Shares
2011	$12.23	(7.95)%	$95,602	1.50%	1.59%	1.05%	69%
2010	13.36	18.60	87,577	1.50	1.81	0.64	75
2009	11.32	62.41	14,021	1.50	2.47	0.55	91
2008	6.97	(55.25)	1,061	1.98	2.73	0.20	123
2007	17.86	70.09	2,594	2.00	2.95	0.08	107

†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
†††	Includes redemption fees of $0.02 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Years or Period Ended October 31, (unless otherwise indicated)

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Alpha Fund
Investor Shares
2011	$10.51	$0.10	(1)	$(1.01	)†	$(0.91)	$(0.24)	$—	$(0.24)
2010	9.00	0.08	(1)	1.60	†	1.68	(0.17)	—	(0.17)
2009	6.73	0.13	(1)	2.21	†	2.34	(0.07)	—	(0.07)
2008	13.44	0.14	(1)	(6.61	)†	(6.47)	(0.24)	—	(0.24)
2007	10.64	0.11	(1)	2.78	†	2.89	(0.09)	—	(0.09)
Advisor Shares
2011	$10.47	$0.10	(1)	$(1.02	)†	$(0.92)	$(0.21)	$—	$(0.21)
2010	8.97	0.06	(1)	1.59	†	1.65	(0.15)	—	(0.15)
2009	6.71	0.11	(1)	2.20	†	2.31	(0.05)	—	(0.05)
2008	13.40	0.11	(1)	(6.59	)†	(6.48)	(0.21)	—	(0.21)
2007	10.64	0.07	(1)	2.77	†	2.84	(0.08)	—	(0.08)
International Multi-Cap Value Fund
Investor Shares
2011	$8.95	$0.28	(1)	$(0.60)		$(0.32)	$(0.29)	$—	$(0.29)
2010	7.91	0.26	(1)	1.05		1.31	(0.27)	—	(0.27)
2009	5.61	0.20	(1)	2.37		2.57	(0.27)	—	(0.27)
2008	13.65	0.37	(1)	(6.34	)†	(5.97)	(0.59)	(1.48)	(2.07)
2007	10.54	0.48		2.80		3.28	(0.11)	(0.06)	(0.17)
Advisor Shares
2011	$8.94	$0.24	(1)	$(0.58	)†	$(0.34)	$(0.27)	$—	$(0.27)
2010	7.91	0.24	(1)	1.04	†	1.28	(0.25)	—	(0.25)
2009	5.59	0.19	(1)	2.38	††	2.57	(0.25)	—	(0.25)
2008	13.62	0.34	(1)	(6.33	)†	(5.99)	(0.56)	(1.48)	(2.04)
2007	10.53	0.43		2.83		3.26	(0.11)	(0.06)	(0.17)
Global Quality Fund
Institutional Shares
2011(b)	$100.00	$2.36	(1)	$(1.43	)†	$0.93	$(0.23)	$—	$(0.23)
Total Return Fixed Income Fund
Investor Shares
2011	$10.50	$0.32		$0.13		$0.45	$(0.32)	$(0.30)	$(0.62)
2010	10.33	0.40		0.51		0.91	(0.40)	(0.34)	(0.74)
2009	9.57	0.37		1.01		1.38	(0.38)	(0.24)	(0.62)
2008	9.79	0.41		(0.22)		0.19	(0.40)	(0.01)	(0.41)
2007	9.81	0.50		(0.03)		0.47	(0.49)	—	(0.49)
Advisor Shares
2011	$10.51	$0.29		$0.13		$0.42	$(0.29)	$(0.30)	$(0.59)
2010	10.34	0.37		0.51		0.88	(0.37)	(0.34)	(0.71)
2009	9.57	0.35		1.02		1.37	(0.36)	(0.24)	(0.60)
2008	9.79	0.39		(0.22)		0.17	(0.38)	(0.01)	(0.39)
2007	9.82	0.47		(0.04)		0.43	(0.46)	—	(0.46)

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
International Alpha Fund
Investor Shares
2011	$9.36	(8.87)%	$44,038	1.15%	1.49%	0.97%	96%
2010	10.51	18.90	46,392	1.15	1.63	0.82	101
2009	9.00	35.28	15,878	1.15	1.75	1.82	109
2008	6.73	(48.95)	15,876	1.25	1.61	1.26	88
2007	13.44	27.38	28,483	1.25	1.54	0.92	112
Advisor Shares
2011	$9.34	(8.97)%	$4,411	1.40%	1.72%	0.91%	96%
2010	10.47	18.61	27,908	1.40	1.89	0.69	101
2009	8.97	34.84	39,418	1.40	1.99	1.49	109
2008	6.71	(49.04)	15,430	1.50	1.86	1.04	88
2007	13.40	26.92	28,308	1.50	1.77	0.60	112
International Multi-Cap Value Fund
Investor Shares
2011	$8.34	(3.72)%	$12,245	1.15%	3.60%	3.14%	91%
2010	8.95	16.96	11,049	1.15	4.56	3.20	90
2009	7.91	48.45	9,230	1.15	5.49	3.23	140
2008	5.61	(50.61)	7,274	1.25	3.65	3.92	50
2007	13.65	31.56	12,479	1.25	3.85	2.97	58
Advisor Shares
2011	$8.33	(3.90)%	$6,767	1.40%	3.89%	2.73%	91%
2010	8.94	16.64	2,168	1.40	4.83	2.94	90
2009	7.91	48.42	1,342	1.40	5.71	3.01	140
2008	5.59	(50.78)	771	1.50	3.89	3.58	50
2007	13.62	31.31	1,660	1.50	4.12	2.76	58
Global Quality Fund
Institutional Shares
2011(b)	$100.70	0.93%	$66,635	0.70%	1.40%	2.35%	90	%(c)
Total Return Fixed Income Fund
Investor Shares
2011	$10.33	4.60%	$84,038	0.40%	0.68%	2.96%	473%
2010	10.50	9.09	122,861	0.40	0.61	3.69	452
2009	10.33	14.79	158,900	0.40	0.72	3.68	590
2008	9.57	1.93	72,310	0.40	0.70	4.03	555
2007	9.79	4.90	71,259	0.40	0.96	4.97	464
Advisor Shares
2011	$10.34	4.34%	$2,519	0.65%	0.94%	2.71%	473%
2010	10.51	8.82	4,118	0.65	0.87	3.47	452
2009	10.34	14.61	6,952	0.65	0.98	3.39	590
2008	9.57	1.67	996	0.65	0.95	3.78	555
2007	9.79	4.53	852	0.65	1.48	4.73	464

†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
(1)	Per share net investment income calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Fund commenced investment activities on November 9, 2010.
(c)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

October 31, 2011

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which are divided into three separate diversified series: Schroder North American Equity Fund, Schroder Global Value Fund (formerly Schroder QEP Global Value Fund) and Schroder Global Quality Fund (formerly Schroder QEP Global Quality Fund) (collectively, the “SGST Funds”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (collectively, the “SCFD Funds”). On April 18, 2007, Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into six separate series, five of which are diversified: Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder Total Return Fixed Income Fund and Schroder Multi-Asset Growth Portfolio (collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Funds, the “Funds”), and one of which is non-diversified: Schroder Absolute Return EMD and Currency Fund.  On April 1, 2011, Schroder U.S. Small and Mid Cap Opportunities Fund closed to new investors. The financial statements for the Schroder Multi-Asset Growth Portfolio, which was in liquidation as of October 31, 2011, are presented separately.

As of the date of these financial statements, Schroder Global Value Fund and Schroder Absolute Return EMD and Currency Fund had not yet commenced operations.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Portfolio securities, including exchange traded fund (“ETF”) shares, listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices (“mid-market price”). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price.  Options on indices are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Investments in registered investment companies are priced at each Fund’s daily net asset value. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Such valuations may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Below investment grade and emerging markets debt instruments (“high yield debt”) will ordinarily be valued at prices supplied by a Fund’s pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation that approximates market value, pursuant to procedures adopted by the Funds’ Board of Trustees (“Trustees”). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds’ Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time

Notes to Financial Statements (continued)

October 31, 2011

when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Quality Fund use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, securities that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Quality Fund, are considered Level 2 instruments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended October 31, 2011, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of the Funds for each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the year ended October 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Notes to Financial Statements (continued)

October 31, 2011

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Total Return Fixed Income Fund, which declares dividends to shareholders from net investment income daily and distributes these dividends monthly and for which distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

ORGANIZATION AND OFFERING COSTS: During the period ended October 31, 2011, the Schroder Global Quality Fund commenced operations and incurred offering costs of $68,218.  Schroder Investment Management North America, Inc. (“SIMNA”) absorbed $54,526 of the offering costs for Schroder Global Quality Fund. The amortized portion of the offering costs and the amount absorbed by SIMNA are included in “Organization Costs” and “Reimbursement from Investment Advisor” on the Statements of Operations. The remaining offering costs are being amortized over a 12-month period from Schroder Global Quality Fund’s inception date and are reflected as “Deferred offering costs” in the Statements of Assets and Liabilities.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Schroder Total Return Fixed Income Fund purchases securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts were utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts

Notes to Financial Statements (continued)

October 31, 2011

recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities and securities indices, provided such options are traded on a national securities exchange or an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. When any of the Funds writes or purchases a covered call or put option, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: Schroder Emerging Market Equity Fund and Schroder International Alpha Fund invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

Notes to Financial Statements (continued)

October 31, 2011

MORTGAGE DOLLAR ROLLS: Schroder Total Return Fixed Income Fund enters into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and may receive compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc. (“SIMNA”). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, Advisor Shares and Institutional Shares of certain Funds, SIMNA has contractually agreed to pay or reimburse the applicable Fund for expenses through February 29, 2012, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares	Institutional Shares
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	1.05%	1.30%	N/A
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%	N/A
Schroder International Alpha Fund	0.975%	1.15%	1.40%	N/A
Schroder International Multi-Cap Value Fund	1.00%	1.15%	1.40%	N/A
Schroder Global Quality Fund	0.55%	N/A	N/A	0.70%
Schroder Total Return Fixed Income Fund	0.25%	0.40%	0.65%	N/A

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Quality Fund. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds, after waivers.

The administrator of SGST is Schroder Fund Advisors LLC (“Schroder Advisors”), a wholly-owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for Schroder North American Equity Fund and Schroder Global Quality Fund. SIMNA provides certain administration services to Schroder International Alpha Fund and Schroder U.S. Opportunities Fund. SIMNA’s compensation for these services is included in Schroder U.S. Opportunities Fund’s and Schroder International Alpha Fund’s advisory fees.

Effective November 1, 2010, under (i) amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, pay fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each Fund pays its pro rata portion of such fees.

Prior to November 1, 2010, under (i) sub-administration and accounting agreements with SEI, the SCFD Funds, and (ii) an administration and accounting agreement with SEI, the SST Funds, paid fees to SEI based on the aggregate average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.095% on the first $1 billion of such

Notes to Financial Statements (continued)

October 31, 2011

assets; 0.085% on the next $1 billion of such assets; 0.07% on the next $1 billion of such assets; 0.06% on the next $2 billion of such assets; and 0.05% on assets in excess of $5 billion. Each Fund paid its pro rata portion of such fees.

Effective January 29, 2005, as amended November 1, 2010, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares, except for Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares.

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The year-end fair values on the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses as disclosed on the Statements of Operations are generally indicative of the volume of the Fund’s derivative activity for the year.

The fair value of derivative instruments as of  October 31, 2011, was as follows:

	Statement of Assets	Asset	Liability
Fund	and Liabilities Location	Derivatives	Derivatives

Schroder North American Equity Fund
Equity contracts	Unrealized appreciation/(depreciation) on futures contracts	$4,420,351	$—
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	2,318	(631,945)
		$4,422,669	$(631,945)

Schroder Emerging Market Equity Fund
Equity Contracts	Investments in securities, at value	$4,554,987	$—

Schroder International Multi-Cap Value Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	$9,994	$(19,935)

Schroder Global Quality Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	$5,099	$(41,421)

Schroder Total Return Fixed Income Fund
Interest rate contracts	Unrealized appreciation/(depreciation) on futures contracts	$244,877	$(70,944)

Notes to Financial Statements (continued)

October 31, 2011

The effect of derivative instruments on the Statement of Operations for the year or period ended October 31, 2011, was as follows:

The amount of realized and unrealized gain (loss) on derivatives recognized in income:

Fund	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Total

Schroder North American Equity Fund
Equity contracts
Futures contracts	$2,042,391	$2,130,121	$4,172,512
Foreign exchange contracts
Forward contracts	1,133,408	(624,392)	509,016
	$3,175,799	$1,505,729	$4,681,528

Schroder Emerging Market Equity Fund
Equity contracts
Equity-linked warrants	$(246,452)	$(950,143)	$(1,196,595)

Schroder International Alpha Fund
Equity contracts
Equity-linked warrants	$543,379	$(857,733)	$(314,354)

Schroder International Multi-Cap Value Fund
Equity contracts
Futures contracts	$(208,786)	$—	$(208,786)
Foreign exchange contracts
Forward contracts	21,491	(9,941)	11,550
	$(187,295)	$(9,941)	$(197,236)

Schroder Global Quality Fund
Equity contracts
Futures contracts	$(311,983)	$—	$(311,983)
Foreign exchange contracts
Forward contracts	88,963	(36,322)	52,641
	$(223,020)	$(36,322)	$(259,342)

Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures contracts	$347,398	$217,399	$564,797
Options	162,643	—	162,643
	$510,041	$217,399	$727,440

Notes to Financial Statements (continued)

October 31, 2011

NOTE 5 — REDEMPTION FEES

Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder Global Quality Fund generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the year or period ended October 31, 2011 were as follows:

Schroder U.S. Opportunities Fund	$973
Schroder U.S. Small and Mid Cap Opportunities Fund	1,798
Schroder Emerging Market Equity Fund	22,209
Schroder International Alpha Fund	1,218
Schroder International Multi-Cap Value Fund	6,544
Schroder Global Quality Fund	6,187

NOTE 6 — TRANSACTIONS WITH AFFILIATES

TRUSTEES’ FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the year ended October 31, 2011, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per meeting, with the Audit Committee chair receiving a $5,000 retainer. If a meeting relates to a single Fund or group of Funds, payments of such meeting fees are allocated only among those Funds to which the meeting relates.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the year or period ended October 31, 2011 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$326,367,149	$361,958,780
Schroder U.S. Opportunities Fund	143,506,189	169,853,362
Schroder U.S. Small and Mid Cap Opportunities Fund	275,990,958	190,113,462
Schroder Emerging Market Equity Fund	308,925,848	195,968,383
Schroder International Alpha Fund	67,339,370	85,546,589
Schroder International Multi-Cap Value Fund	21,854,269	14,595,934
Schroder Global Quality Fund	107,652,273	40,081,894
Schroder Total Return Fixed Income Fund	71,439,830	80,973,686

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended October 31, 2011 were as follows:

	Purchases	Sales and Maturities
Schroder Total Return Fixed Income Fund	$402,176,299	$430,180,336

Notes to Financial Statements (continued)

October 31, 2011

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds’ valuation policy. The asset price used to effect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the year ended October 31, 2010 and October 31, 2011, Schroder Total Return Fixed Income Fund realized gains from in-kind redemptions of $2,493,006 and $963,090, respectively.

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, distributions in excess, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2011, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$474,388	$(481,030)	$6,642
Schroder U.S. Opportunities Fund	690,596	42,297	(732,893)
Schroder U.S. Small and Mid Cap Opportunities Fund	(11,282)	(16,699)	27,981
Schroder Emerging Market Equity Fund	(126,530)	126,530	—
Schroder International Alpha Fund	1,139,569	(1,139,569)	—
Schroder International Multi-Cap Value Fund	130,116	(130,116)	—
Schroder Global Quality Fund	192,166	(192,166)	—
Schroder Total Return Fixed Income Fund	266,617	(1,231,815)	965,198

Notes to Financial Statements (continued)

October 31, 2011

The tax character of dividends and distributions declared during the years or periods ended October 31, 2011 and October 31, 2010, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder North American Equity Fund
2011	$6,802,225	$—	$6,802,225
2010	6,698,938	—	6,698,938
Schroder U.S. Small and Mid Cap Opportunities Fund
2011	—	2,832,021	2,832,021
2010	—	—	—
Schroder Emerging Market Equity Fund
2011	1,702,283	—	1,702,283
2010	392,694	—	392,694
Schroder International Alpha Fund
2011	1,635,036	—	1,635,036
2010	921,312	—	921,312
Schroder International Multi-Cap Value Fund
2011	428,574	—	428,574
2010	355,291	—	355,291
Schroder Global Quality Fund
2011	57,642	—	57,642
Schroder Total Return Fixed Income Fund
2011	6,087,969	722,121	6,810,090
2010	11,879,530	884,954	12,764,484

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$5,987,153	$—	$(61,744,503)	$16,704,707	$(2)	$(39,052,645)
Schroder U.S. Opportunities Fund	—	5,123,091	—	19,577,722	13	24,700,826
Schroder U.S. Small and Mid Cap Opportunities Fund	416,576	2,865,685	—	8,496,330	(10,916)	11,767,675
Schroder Emerging Market Equity Fund	3,104,956	1,928,376	—	(5,237,548)	(13,485)	(217,701)
Schroder International Alpha Fund	463,284	—	(8,934,666)	(390,939)	(2)	(8,862,323)
Schroder International Multi-Cap Value Fund	569,678	—	(2,440,646)	(1,439,005)	(24,287)	(3,334,260)
Schroder Global Quality Fund	1,150,356	—	(458,255)	(1,723,572)	(8,093)	(1,039,564)
Schroder Total Return Fixed Income Fund	1,132,211	—	—	2,016,023	(196,486)	2,951,748

As of October 31, 2011, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows, except for Schroder International Alpha Fund, which may be subject to annual limitations:

	October 31,
	2017	2019

Schroder North American Equity Fund	$61,744,503	$—
Schroder International Alpha Fund	8,934,666	—
Schroder International Multi-Cap Value Fund	2,440,646	—
Schroder Global Quality Fund	—	458,255

Notes to Financial Statements (continued)

October 31, 2011

During the year ended October 31, 2011, the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder North American Equity Fund	$39,074,769
Schroder U.S. Opportunities Fund	11,578,862
Schroder Emerging Market Equity Fund	836,401
Schroder International Alpha Fund	3,916,824
Schroder International Multi-Cap Value Fund	546,396

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$492,314,323	$50,264,283	$(32,930,020)	$17,334,263
Schroder U.S. Opportunities Fund	134,293,908	23,450,353	(3,872,631)	19,577,722
Schroder U.S. Small and Mid Cap Opportunities Fund	206,486,393	16,084,309	(7,587,979)	8,496,330
Schroder Emerging Market Equity Fund	337,848,392	17,875,071	(22,875,276)	(5,000,205)
Schroder International Alpha Fund	48,269,050	3,090,814	(3,503,089)	(412,275)
Schroder International Multi-Cap Value Fund	20,580,271	1,065,700	(2,490,254)	(1,424,554)
Schroder Global Quality Fund	67,744,649	2,792,612	(4,468,762)	(1,676,150)
Schroder Total Return Fixed Income Fund	100,165,045	2,300,078	(259,617)	2,040,461

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Quality Fund have a relatively large portion of their assets invested in companies domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Quality Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Notes to Financial Statements (continued)

October 31, 2011

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2011 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund	3	93.13%
Schroder U.S. Opportunities Fund	3	74.95
Schroder U.S. Small and Mid Cap Opportunities Fund	3	82.32
Schroder Emerging Market Equity Fund	7	64.26
Schroder International Alpha Fund	4	80.21
Schroder International Multi-Cap Value Fund	3	60.75
Schroder Global Quality Fund	1	11.04
Schroder Total Return Fixed Income Fund	5	71.64

Some of the accounts shown above for Schroder North American Equity Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund are owned by an affiliate of SIMNA.

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on its borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. For the year ended October 31, 2011, the International Alpha Fund utilized the line of credit for varying amounts up to $5,483,836 for a period of 4 days paying interest of $636, which is included in the Statement of Operations as custody expense.

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Year or Period ended October 31, 2011 and the Year Ended October 31, 2010, were as follows:

	North American Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
	2011	2010	2011	2010	2011	2010
Investor Shares:
Sales of shares	8,123,797	9,782,983	430,858	447,471	15,742,261	8,095,115
Reinvestment of distributions	605,088	578,323	—	—	161,627	—
Redemption of shares	(9,292,092)	(3,582,781)	(1,757,970)	(1,501,173)	(7,767,722)	(1,980,904)
Net increase (decrease) in Investor Shares	(563,207)	6,778,525	(1,327,112)	(1,053,702)	8,136,166	6,114,211
Advisor Shares:
Sales of shares	4,849	4,777	19,918	17,209	200,650	568,099
Reinvestment of distributions	237	206	—	—	19,144	—
Redemption of shares	(6,285)	(756)	(34,550)	(36,523)	(489,354)	(72,187)
Net increase (decrease) in Advisor Shares	(1,199)	4,227	(14,632)	(19,314)	(269,560)	495,912

Notes to Financial Statements (continued)

October 31, 2011

	Emerging Market Equity Fund		International Alpha Fund		International Multi-Cap Value Fund
	2011	2010	2011	2010	2011	2010
Investor Shares:
Sales of shares	10,777,360	9,328,153	1,243,461	3,034,459	293,828	38,779
Reinvestment of distributions	76,839	13,395	47,340	24,239	3,560	39,426
Redemption of shares	(3,168,303)	(912,952)	(1,003,487)	(408,244)	(64,097)	(10,036)
Net increase in Investor Shares	7,685,896	8,428,596	287,314	2,650,454	233,291	68,169
Advisor Shares:
Sales of shares	3,916,396	7,580,351	560,766	475,440	717,925	95,234
Reinvestment of distributions	34,806	13,038	49,737	67,428	3,775	5,638
Redemption of shares	(2,690,491)	(2,278,788)	(2,802,736)	(2,270,844)	(151,989)	(28,034)
Net increase (decrease) in Advisor Shares	1,260,711	5,314,601	(2,192,233)	(1,727,976)	569,711	72,838

	Global Quality Fund	Total Return Fixed Income Fund
	2011(a)	2011	2010
Investor Shares:
Sales of shares	—	3,872,772	7,159,758
Reinvestment of distributions	—	570,983	1,109,605
Redemption of shares	—	(1,712,566)	(5,256,665)
Redemption of shares in-kind	—	(6,301,208)	(6,682,727)
Net decrease in Investor Shares	—	(3,570,019)	(3,670,029)
Advisor Shares:
Sales of shares	—	104,834	164,994
Reinvestment of distributions	—	16,447	31,501
Redemption of shares	—	(269,637)	(476,605)
Net decrease in Advisor Shares	—	(148,356)	(280,110)
Institutional Class Shares:
Sales of shares	692,526	—	—
Reinvestment of distributions	547	—	—
Redemption of shares	(31,382)	—	—
Net increase in Institutional Class Shares	661,691	—	—

(a)  Fund commenced investment activities on November 9, 2010.

Notes to Financial Statements (concluded)

October 31, 2011

NOTE 13 — LITIGATION

In May 2011, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.).  The Litigation Trustee seeks to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged intentional and constructive fraudulent transfers under section 548 of the U.S. Bankruptcy Code, alleging that the Schroders US Mutual Funds received $2,045,424 in such payments.  The Funds’ records indicate that Schroder North American Equity Fund received payment in that amount related to the buyout, and that Fund is the only Schroder US mutual fund that received such a payment.  The Schroder North American Equity Fund has joined in motions to dismiss that were previously been filed by other defendants.  By order dated October 6, 2011, the motions to dismiss were granted with respect to the constructive fraudulent transfer claims.  The motions to dismiss remain pending with respect to the intentional fraudulent transfer claims.  The possible outcome of the action is currently uncertain.

NOTE 14 — RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not allowed. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE 15 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2011.

The Trustees of SST have approved the liquidation of Schroder Multi-Asset Growth Portfolio.  The liquidation is expected to occur on or about December 15, 2011.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Schroder Global Series Trust,

Schroder Capital Funds (Delaware) and

Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund and Schroder Global Quality Fund (constituting part of Schroder Global Series Trust), Schroder U.S. Opportunities Fund and Schroder International Alpha Fund, (constituting Schroder Capital Funds (Delaware)) and Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund and Schroder Total Return Fixed Income Fund (constituting part of the Schroder Series Trust) (collectively referred to as the “Funds”) at October 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2011

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS

The Advisory Agreements for all of the Schroder Mutual Funds (the “Funds”) are subject to annual approval by the Trustees of the Funds. The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North America Inc. (“SIMNA”) and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in June 2011 to consider the continuation of the Advisory Agreements in respect of each of the Funds included in this report for the following year. The Trustees considered a number of factors, though they did not identify one particular factor alone that they considered determinative. Factors considered by the Trustees included those described below, among others. The Trustees considered the fees charged by SIMNA to the Funds under the Advisory Agreements, and the fees payable by SIMNA to Schroder Investment Management North America Limited (“SIMNA Ltd.”) as sub-advisor to Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Global Quality Fund and Schroder Global Value Fund out of the fees received by SIMNA with respect to such Funds. The Trustees also considered the total expense ratio of each of the Funds. The Trustees reviewed the information provided by SIMNA and compiled by the independent Lipper organization showing a comparison of SIMNA’s fee rate for each Fund, as well as each Fund’s expense ratio, and each Fund’s brokerage commissions compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also considered information provided by SIMNA as to the fees charged by SIMNA to clients other than the Funds, including institutional separate accounts, private funds, offshore funds and mutual funds for which SIMNA serves as sub-advisor.

The Trustees noted that the advisory fees or the advisory and administrative fees charged by SIMNA to the Funds appeared generally to be fair compared to those paid by other clients of SIMNA and that SIMNA generally charges lower fees to third-party mutual funds for which SIMNA serves as sub-advisor. Representatives of SIMNA reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those third-party mutual funds, citing, among other things, the fact that the services and resources required of SIMNA where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained in part by the primary advisor. The Trustees also noted that in many cases the fees charged to SIMNA’s separate account clients are lower than those charged to the Funds. Representatives of SIMNA stated that this is primarily due to the fact that the compliance, legal, and administrative burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients and that management of public mutual funds generally subjects SIMNA and SIMNA Ltd. to increased regulatory and enterprise risk. Representatives of SIMNA also reported that the Funds require the resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not necessarily the case for separate account clients.  Representatives of SIMNA also noted that fees charged to institutional or high net worth clients are determined in the context of the competitive market in which the products are offered.

The Trustees considered the profitability analysis with respect to each Fund for the years ended December 31, 2010 and December 31, 2009.  The Trustees noted that the profitability improved in the calendar year ended December 31, 2010 as compared to the calendar year ended December 31, 2009 as assets under management had grown. The Trustees noted that in the calendar year ended December 31, 2010, Schroder U.S. Opportunities Fund paid fees at a relatively high rate to SIMNA and that SIMNA realized a substantial profit from the relationship.  Representatives of SIMNA noted that Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund were closed to new investors.  In addition, SIMNA noted its belief that the long-term very favorable performance of Schroder U.S. Opportunities Fund, the Fund’s limited capacity, and the amount of resources the strategy demands justify the relatively high fee charged by SIMNA and the level of profitability it derives.  The Trustees concluded that the profitability of the Funds, including Schroder U.S. Opportunities Fund, to SIMNA did not appear unreasonable in light of services rendered, the Funds’ performance and SIMNA’s investment of resources in the Funds. The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. They concluded, in light of the sizes of the Funds and their expected growth rates, that it did not appear necessary at this point for new breakpoints to be implemented, although they would continue to consider the matter in the future as the Funds grow. In addition, representatives of SIMNA noted that most of the Funds were relatively small and, in its view, competitively priced, and that SIMNA believed that where it is recognizing profit from a product, the level of profitability is not excessive.

Representatives of SIMNA discussed with the Trustees the detailed fee and expense and performance information presented by Lipper for each of the Funds in connection with the proposed renewal of the Advisory Agreements. Representatives of SIMNA also explained that Lipper selects the peer group funds for the Funds with input from SIMNA.  The Trustees noted that Lipper performance data also shows performance compared to benchmarks.

In reviewing the Lipper information, the Trustees considered the management fee for Schroder North American Equity Fund. The Trustees’ review showed that the Fund is strong in its performance and low in its overall expense ratio, with contractual and actual management fees (actual management fees are contractual management fees after any applicable fee waiver and/or expense limitation) ranking first out of fourteen peer group funds, and Investor Shares total expenses ranking in the first quintile and Advisor Shares total expenses ranking in the second quintile as measured by Lipper compared to peer group funds.  The Trustees noted that non-management fee expenses remained below the median but higher than five other peer group funds.  The Trustees noted that representatives of SIMNA had explained that expenses had risen, as a percentage of assets, as assets under management for the Fund had decreased. The Trustees also noted that the Fund’s performance in the last year was in the first quintile for Investor Shares and Advisor Shares compared to its Lipper peer group. The Trustees determined that Schroder North American Equity Fund’s management fee did not appear unreasonable in light of the information provided.

The Trustees’ review of Schroder International Multi-Cap Value Fund showed that, although the Fund’s contractual management fee was high and in the fourth quintile compared to its Lipper peer group, the actual management fee paid was in the second quintile, with Investor Shares total expense ranking in the first quintile and Advisor Shares ranking in the third quintile.  The Trustees considered that the Fund ranked first in investment performance out of five peer group funds in the calendar year ended December 31, 2010.  The Trustees also noted that the Fund had passed the three-year mark since inception without significant inflows, but that there had been an increase recently in assets under management for the Fund.  The Trustees determined that Schroder International Multi-Cap Value Fund’s management fee did not appear unreasonable in light of the Fund’s performance record and the other information provided.

With respect to Schroder U.S. Opportunities Fund, the Trustees noted that, while the Fund’s performance was in the fourth quintile for the calendar year ended December 31, 2010 compared to its peer group, historically the Fund has had very competitive performance.  The Trustees discussed with SIMNA the specific factors, including current market conditions and long-term nature of the Fund’s strategy that had led to underperformance in recent periods.  Representatives of SIMNA noted in particular that the board equity market rise in the period following the 2008 financial crisis would favor momentum and pure growth advisers, and not research-oriented investors like the Fund’s managers.  The Trustees noted that the Fund’s performance appeared to have improved since the calendar year ended December 31, 2010.  While the Trustees noted that the Fund’s contractual management fee was in the fourth quintile and actual management fee was in the fifth quintile compared to the Fund’s peer group, and that the total expenses for Investor Shares were in the fourth quintile and total expenses for Advisor Shares were in the fifth quintile compared to its Lipper peer group, they determined that Schroder U.S. Opportunities Fund’s management fee and the total expense ratio did not appear unreasonable given the limited capacity and research intensive investment strategy of the Fund.

The Trustees noted that Schroder U.S. Small and Mid Cap Opportunities Fund’s contractual management fee was in the fifth quintile compared to its peer group, but the actual management fee paid was in the first quintile compared to its peer group, given the expense reimbursement arrangement. The Trustees also noted that, compared to the Fund’s peer group, total expenses for Investor Shares were in the first quintile, while total expenses for Advisor Shares were in the fourth quintile, reflecting among other things the distribution fee paid by the Advisory Shares.  The Trustees discussed with SIMNA the specific factors, including current market conditions and the long-term nature of the Fund’s strategy that had led to underperformance in recent periods.  The Trustees determined that the management fee did not appear unreasonable in light of the information provided and the historical performance of Schroder U.S. Small and Mid Cap Opportunities Fund, although they determined to continue to monitor the Fund’s performance.

As to Schroder International Alpha Fund, the Trustees noted that the contractual management fee was above the median and that the actual management fee was below the median when compared to the Fund’s peer group.  They also noted that the Fund’s total expenses were in the second and fourth quintiles for Investor Shares and Advisor Shares, respectively, compared to the Fund’s peer group, and the Fund’s performance was third out of its peer group of five funds during the calendar year ended December 31, 2010 for both Investor Shares and Advisor Shares and fourth out of its peer group of five funds during the three-year period ended December 31, 2010.  Representatives of SIMNA noted that the peer group was quite small, and that, when the Fund’s performance is measured against the entire comparative performance universe, it is in the first quintile for both its Investor Shares and Advisor Shares during the calendar year ended December 31, 2010.  The Trustees determined that Schroder International Alpha Fund’s management fee did not appear unreasonable in light of the information provided and the historical performance of the Fund.

With respect to Schroder Emerging Market Equity Fund, the Trustees noted that, while the contractual management fee was in the third quintile, the actual management fee paid compared to its peer group was in the second quintile when compared to the Fund’s peer group.  The Trustees also noted that total expenses were in the first quintile for Investor Shares and second quintile for Advisor Shares compared to the Fund’s peer group.  The Trustees considered that, although the Fund had experienced fifth quintile performance during the calendar year ended December 31, 2010, its three-year performance record was in the first quintile when compared to the Fund’s peer group.  The Trustees determined that the management fee did not appear unreasonable in light of the information provided and the Fund’s historical performance.

For Schroder Total Return Fixed Income Fund, the Trustees considered that the Fund has competitive contractual and actual management fees, ranking second out of sixteen peer group funds for contractual management fees and third out of sixteen peer group funds for actual management fees.  They noted that expenses were ranked in the first quintile for Investor Shares and third quintile for Advisor Shares compared to peer group funds.  The Trustees also noted that while the Fund’s performance was in the fourth quintile in the calendar year ended December 31, 2010, the Fund had outperformed many of its peers by a significant margin during and immediately following the recent financial crisis. The Trustees determined that Schroder Total Return Fixed Income Fund’s management fee did not appear unreasonable in light of the information provided, the quality of the Fund’s portfolio management team, and the Fund’s historical performance.

With respect to Schroder Global Quality Fund, representatives of SIMNA noted that the Fund launched in the latter part of the calendar year ended December 31, 2010 and that comparative data was therefore unavailable.  With respect to Schroder Global Value Fund, representatives of SIMNA noted that the Fund has not yet commenced operations. In light of the information provided, the Trustees determined to continue the Funds’ contractual arrangements unchanged.

The Trustees considered the overall nature, extent, and quality of the services provided by SIMNA and SIMNA Ltd. and the non-advisory services provided by affiliates of SIMNA. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of SIMNA’s senior management, and the time and attention devoted by each to the Funds. After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds, SIMNA or SIMNA Ltd., in concluding that each of the Fund’s fees appeared reasonable, unanimously voted to approve the continuation of the Advisory Agreements in respect of each of the Funds, including the advisory fees proposed in connection with that continuation.

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$929.50	0.37%	$1.80
Advisor Shares	1,000.00	928.40	0.72	3.50
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.34	0.37%	$1.89
Advisor Shares	1,000.00	1,021.58	0.72	3.67

Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$873.10	1.29%	$6.09
Advisor Shares	1,000.00	871.70	1.54	7.27
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.70	1.29	$6.56
Advisor Shares	1,000.00	1,017.44	1.54	7.83

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$885.80	1.05%	$4.99
Advisor Shares	1,000.00	885.10	1.30	6.18
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.91	1.05%	$5.35
Advisor Shares	1,000.00	1,018.65	1.30	6.61

Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$825.40	1.25%	$5.75
Advisor Shares	1,000.00	824.10	1.50	6.90
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.90	1.25	$6.36
Advisor Shares	1,000.00	1,017.64	1.50	7.63

Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00	$806.20	1.15%	$5.24
Advisor Shares	1,000.00	805.90	1.40	6.37
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.41	1.15	$5.85
Advisor Shares	1,000.00	1,018.15	1.40	7.12

Schroder International Multi-Cap Value Fund
Actual Expenses
Investor Shares	$1,000.00	$844.10	1.15%	$5.35
Advisor Shares	1,000.00	843.10	1.40	6.50
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.41	1.15	$5.85
Advisor Shares	1,000.00	1,018.15	1.40	7.12

Schroder Global Quality Fund
Actual Expenses
Institutional Class Shares	$1,000.00	$894.70	0.70%	$3.34
Hypothetical Example for Comparison Purposes
Institutional Class Shares	$1,000.00	$1,021.68	0.70	$3.57

Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$1,040.40	0.40%	$2.06
Advisor Shares	1,000.00	1,039.00	0.65	3.34
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.19	0.40	$2.04
Advisor Shares	1,000.00	1,021.93	0.65	3.31

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

Trustees and Officers (unaudited)

Additional information regarding the Trustees is included in the Funds’ Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Series In Fund Complex Overseen by Board Member (a)	Other Directorships Held by Board Member
Trustees

Catherine A. Mazza†, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman (All Trusts)	Indefinite Since 2003 (SGST) Since 2006 (SCFD and SST)	Trustee and Chairman of each Trust; Institutional Relationship Director, SIMNA; Member of the Board of Managers, Schroder Fund Advisors LLC. Formerly, President and Chief Executive Officer, SCFD and SST; Senior Vice President, SIMNA.	10	None

Jay S. Calhoun*, 56 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 12/2010	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	10	None

Margaret M. Cannella*, 59 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 12/2010	Adjunct professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JP Morgan Securities Inc. and Managing Director, Head, US Corporate Research, JP Morgan Securities Inc.	10	CHF Finance International (for profit joint venture of the World Bank and CHF); Pierre Foods; Trustee, Princeton-in-Asia; Wilshire Funds.

James D. Vaughn*, 66 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2003	Retired. Formerly Managing Partner, Deloitte & Touche USA, LLP - Denver (accounting).	10	AMG National Trust Bank.

*    Also serves as a member of the Audit Committee for each Trust on which they serve.

†    Trustee deemed to be an “interested person” of the Trusts as defined in the 1940 Act is referred to as an “Interested Trustee.” Ms. Mazza is an Interested Trustee due to her status as an officer and employee of SIMNA, the Trust’s investment advisor and its affiliates.

(a)  The “Fund Complex” includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Mark A. Hemenetz, 55 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since 2004	Chief Operating Officer-Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

Alan M. Mandel, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite Since 1998 (SST and SCFD) Since 2003 (SGST)	Head of Fund Administration, SIMNA; Member of Board of Managers, Schroder Fund Advisors, LLC.

Stephen M. DeTore, 60 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2005	Chief Compliance Officer, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

William Sauer, 48 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Since 2008	Head of Investor Services, SIMNA. Formerly, Vice President, The Bank of New York

Carin Muhlbaum, 49 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998 (SST and SCFD) Vice President since 2003 (SGST)	General Counsel, SIMNA; Member of Board of Managers, Secretary and General Counsel, Schroder Fund Advisors LLC.

Abby Ingber, 48 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, SIMNA. Formerly, Senior Counsel, TIAA-CREF.

Angel Lanier, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2005	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC.

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2011, each Fund has designated the following items with regard to distributions paid during the year.

	Long Term (15% Rate) Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualifying Interest Income (4)	Qualifying Short-Term Capital Gain (5)

Schroder North American Equity Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

Schroder U.S. Opportunities Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Schroder U.S. Small and Mid Cap Opportunities Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Schroder Emerging Market Equity Fund (c)	0.00%	100.00%	100.00%	0.40%	100.00%	0.00%	0.00%	100.00%

Schroder International Alpha Fund (a)	0.00%	100.00%	100.00%	0.00%	70.14%	0.00%	0.00%	0.00%

Schroder International Multi-Cap Value Fund (b)	0.00%	100.00%	100.00%	0.00%	99.09%	0.00%	0.74%	0.00%

Schroder Global Quality Fund (d)	0.00%	100.00%	100.00%	11.97%	87.45%	0.00%	0.02%	0.00%

Schroder Total Return Fixed Income Fund	10.37%	89.63%	100.00%	0.00%	0.00%	4.51%	64.82%	100.00%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.

(2)  The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year.  This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).  Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for shareholders of the Schroder Total Return Fixed Income Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)  The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(5)  The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(a)  The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2011, the total amount of foreign source income is $1,747,787.  The total amount of foreign tax to be paid is $176,519.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b)  The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2011, the total amount of foreign source income is $756,945.  The total amount of foreign tax to be paid is $67,107.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(c)  The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2011, the total amount of foreign source income is $8,015,989.  The total amount of foreign tax to be paid is $712,406.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(d)  The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2011, the total amount of foreign source income is $1,067,769.  The total amount of foreign tax to be paid is $85,808.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

On December 9, 2011, the following Funds made per share income, short-term and long-term capital gain distributions to the shareholders of record as of December 8, 2011:

	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Schroder North American Equity Fund
Investor Shares	$0.1474	$—	$—
Advisor Shares	0.1141	—	—
Schroder U.S. Opportunities Fund
Investor Shares	—	—	0.7780
Advisor Shares	—	—	0.7780
Schroder U.S. Small and Mid Cap Opportunities Fund
Investor Shares	0.0294	—	0.1577
Advisor Shares	—	—	0.1577
Schroder Emerging Market Equity Fund			—
Investor Shares	0.1219	—	0.0701
Advisor Shares	0.0956	—	0.0701
Schroder International Alpha Fund
Investor Shares	0.1039	—	—
Advisor Shares	—	—	—
Schroder International Multi-Cap Value Fund
Investor Shares	0.2880	—	—
Advisor Shares	0.2723	—	—
Schroder Global Quality Fund
Institutional Shares	1.9537	—	—
Schroder Total Return Fixed Income Fund
Investor Shares	—	0.1163	—
Advisor Shares	—	0.1163	—

Shareholder Voting Results (Unaudited)

Schroder Series Trust

Schroder Global Series Trust

Schroder Capital Funds (Delaware)

(each, a “Trust” and together, the “Trusts”)

Special Meeting of Shareholders

December 3, 2010

At the Combined Meeting of Shareholders, shareholders of each of the Trusts were asked to vote for the election of Trustees of the applicable Trust. The results of the vote are provided below:

	Total Shares Outstanding	Votes in Favor	Votes Withheld	% of Outstanding Shares Voting in Favor	% of Shares Present Voting in Favor
Jay S. Calhoun
Schroder Global Series Trust	53,848,984.9720	24,513,423.4520	—	45.523%	100.000%
Schroder Series Trust	42,927,874.9220	26,278,774.3110	158,039.0000	61.216%	99.402%
Schroder Capital Funds (Delaware)	15,141,060.6260	11,120,662.1675	321,638.8195	73.447%	97.189%

Margaret M. Cannella
Schroder Global Series Trust	53,848,984.9720	24,513,423.4520	—	45.523%	100.000%
Schroder Series Trust	42,927,874.9220	26,275,871.3110	160,942.0000	61.209%	99.391%
Schroder Capital Funds (Delaware)	15,141,060.6260	11,117,011.1675	325,289.8195	73.423%	97.157%

Catherine A. Mazza
Schroder Global Series Trust	53,848,984.9720	24,513,423.4520	—	45.523%	100.000%
Schroder Series Trust	42,927,874.9220	26,300,760.3110	136,053.0000	61.267%	99.485%
Schroder Capital Funds (Delaware)	15,141,060.6260	11,122,126.1675	320,174.8195	73.456%	97.202%

James D. Vaughn
Schroder Global Series Trust	53,848,984.9720	24,513,423.4520	—	45.523%	100.000%
Schroder Series Trust	42,927,874.9220	22,312,873.3110	4,123,940.0000	51.977%	84.401%
Schroder Capital Funds (Delaware)	15,141,060.6260	11,112,424.1675	329,876.8195	73.392%	97.117%

Notes

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•                  Social Security number and income

•                  account balances and account transactions

•                  assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•                  open an account and provide account information

•                  give us your contact information

•                  show your driver’s license or government issued ID

•                  enter into an investment advisory contract

•                  make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•                  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•                  affiliates from using your information to market to you

•                  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•                  Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•                  Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella James D. Vaughn

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

Schroder Capital Funds (Delaware) Schroder Series Trust Schroder Global Series Trust P.O. Box 8507 Boston, MA 02266 (800) 464-3108 55552

Schroder Mutual Funds

October 31, 2011	Annual Report

Schroder Multi-Asset Growth Portfolio (in liquidation)

Table of Contents

Management Discussion and Analysis	1

Schedule of Investments	3

Statement of Assets and Liabilites	6

Statement of Operations	7

Statement of Changes in Net Assets	8

Financial Highlights	10

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	20

Information Regarding Review and Approval of Investment Advisory Contracts	21

Disclosure of Fund Expenses	23

Trustees and Officers	24

Notice to Shareholders	26

Shareholder Voting Results	27

Proxy Voting (Unaudited)

A description of the Fund’s proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Fund’s Statement of Additional Information. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2011)

Performance

For the 12 months ended October 31, 2011, the Schroder Multi-Asset Growth Portfolio (the “Fund”) declined -3.51% (Investor Shares), -3.84% (Advisor Shares) and -3.73% (Class A Shares), compared to the Consumer Price Index (“CPI” or “the Index”, specifically, the CPI for All Urban Consumers) which rose 3.53%.  For the same period, the MSCI World Index, a market-weighted index designed to measure the equity market performance of developed markets, rose by 1.76%.

Fund Liquidation

On October 20, 2011, Board of Trustees of Schroder Series Trust voted to liquidate Schroder Multi-Asset Growth Portfolio on or about December 15, 2011. The decision to liquidate the Fund was made in light of the Fund’s relatively small size and a determination that the Fund is unlikely in the foreseeable future to achieve a size sufficient to realize desirable economies of scale.

1

Comparison of Change in the Value of a $10,000 Investment in the Schroder Multi-Asset Growth Portfolio

Investor, A and Advisor Shares, vs. the Morgan Stanley Capital International (MSCI) World Index,

and the Consumer Price Index

The MSCI World Index is an unmanaged market capitalization index that is designed to measure global developed market equity performance. The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2011	Annualized Since Inception (a)
Schroder Multi-Asset Growth Portfolio —
Investor Shares	(3.51)%	(2.20)%
A Shares	(3.73)%	(2.44)%
A Shares with load (b)	(8.02)%	(3.60)%
Advisor Shares	(3.84)%	(2.45)%
MSCI World Index	1.76%	(4.06)%
Consumer Price Index	3.53%	1.96%

(a) From commencement of Fund operations on December 20, 2007.

(b) Reflects 4.50% maximum sales charge.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Schroder U.S. Small and Mid Cap Opportunities Fund, Investor Shares	12.7%
iShares S&P 500 Index Fund	7.9
PIMCO Emerging Markets Bond Fund	7.9
PIMCO Emerging Local Bond Fund	6.1
HSBC Infrastructure	4.2

* Excludes any Short-Term Investments.

2

Schroder Multi-Asset Growth Portfolio (in liquidation)

Schedule of Investments †

October 31, 2011

Shares		Value $

	EQUITIES — 34.5%
	Domestic Equities — 20.6%
5,162	iShares S&P 500 Index Fund	649,380
90,323	Schroder U.S. Small and Mid Cap Opportunities Fund, Investor Shares (1)(2)	1,044,133
		1,693,513
	International Equities — 13.9%
2,161	iShares MSCI All Country Asia ex Japan Index Fund	115,743
5,055	iShares MSCI EAFE Index Fund	264,731
2,747	iShares MSCI Pacific ex-Japan Index Fund	117,242
16,167	Schroder Emerging Market Equity Fund, Investor Shares (2)	198,691
16,110	Schroder International Alpha Fund, Investor Shares (2)	150,787
34,760	Schroder International Multi-Cap Value Fund, Investor Shares (2)	289,897
		1,137,091
	TOTAL EQUITIES (Cost $2,358,638)	2,830,604

	FIXED INCOME — 23.8%
	Emerging Market Bonds — 18.1%
32,544	PIMCO Developing Local Markets Fund	337,481
47,099	PIMCO Emerging Local Bond Fund	498,304
57,082	PIMCO Emerging Markets Bond Fund	646,739
		1,482,524
	High Yield Bonds — 5.7%
25,008	Goldman Sachs High Yield Fund	175,308
31,064	T. Rowe Price High Yield Fund	294,797
		470,105
	TOTAL FIXED INCOME (Cost $1,938,446)	1,952,629

	COMMODITIES — 5.1%
23,776	CS Commodity Return, Institutional Shares	206,614
26,019	PIMCO CommodityRealReturn Strategy Fund	208,412
	TOTAL COMMODITIES (Cost $460,236)	415,026

	REAL ESTATE — 4.3%
4,142	iShares Dow Jones U.S. Real Estate Index Fund	237,088
3,819	iShares S&P World ex-U.S. Property Index Fund	115,067
	TOTAL REAL ESTATE (Cost $360,715)	352,155

	INFRASTRUCTURE — 4.3%
183,193	HSBC Infrastructure (Cost $332,958)	347,937

	PRIVATE EQUITY — 0.6%
5,534	PowerShares Listed Private Equity Portfolio (Cost $64,018)	48,422

	SHORT-TERM INVESTMENT (3) — 27.4%
2,245,948	JPMorgan Prime Money Market Fund, 0.020% (Cost $2,245,948)	2,245,948

	TOTAL INVESTMENTS — 100.0% (Cost $7,760,959)	8,192,721

	OTHER ASSETS LESS LIABILITIES — 0.0%	1,163

	NET ASSETS — 100%	$8,193,884

† Investment categories are based on the underlying investments of the invested security.

(1)	Denotes non-income producing security.
(2)	Affiliated fund.
(3)	The rate shown represents the 7-day current yield as of October 31, 2011.

The accompanying notes are an integral part of the financial statements.

3

A summary of the open futures contracts held by the Fund at October 31, 2011 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
FTSE 100 Index	3	Dec-11	$(6,242)
S&P 500 Index E-MINI	(6)	Dec-11	(50,504)
U.S. 10-Year Treasury Note	8	Dec-11	(1,279)
U.S. Long Treasury Bond	2	Dec-11	(11,750)
			$(69,775)

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2011 is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	11/17/11	GBP	130,200	USD	200,821	$(8,532)

Barclays Capital	12/8/11	GBP	78,640	USD	121,273	(5,145)

Barclays Capital	12/8/11	AUD	390,000	USD	381,343	(27,719)

Barclays Capital	12/8/11	AUD	79,210	USD	80,278	(2,804)

JPMorgan	11/17/11	USD	213,226	GBP	130,200	(3,873)

JPMorgan	12/8/11	EUR	516,202	USD	728,753	14,585

Morgan Stanley	11/17/11	JPY	20,000,000	USD	259,059	3,023

Morgan Stanley	11/17/11	USD	261,837	JPY	20,000,000	(5,801)

Standard Bank	11/17/11	USD	418,257	SGD	508,600	(13,030)
						$(49,296)

AUD — Australian Dollar

EAFE — Europe, Australasia, and the Far East

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SGD — Singapore Dollar

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

4

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities (1)
Equities	$2,830,604	$—	$—	$2,830,604
Fixed Income	1,952,629	—	—	1,952,629
Commodities	415,026	—	—	415,026
Real Estate	352,155	—	—	352,155
Infrastructure	347,937	—	—	347,937
Private Equity	48,422	—	—	48,422
Short-Term Investment	2,245,948	—	—	2,245,948

Total Investments in Securities	$8,192,721	$—	$—	$8,192,721

Other Financial Instruments (1)
Futures — Unrealized Depreciation	$(69,775)	$—	$—	$(69,775)
Forwards — Unrealized Appreciation	—	17,608	—	17,608
Forwards — Unrealized Depreciation	—	(66,904)	—	(66,904)
Total Other Financial Instruments	$(69,775)	$(49,296)	$—	$(119,071)

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

5

Schroder Multi-Asset Growth Portfolio (in liquidation)

Statement of Assets and Liabilities

October 31, 2011

ASSETS
Investments in securities, at value — Note 2	$6,509,213
Investments in affiliated securities, at value — Note 2	1,683,508
Initial margin for futures contracts	64,228
Variation margin receivable	21,543
Unrealized appreciation on forward foreign currency contracts	17,608
Due from Investment Advisor — Note 3	124,150
Dividends receivable	7,386
TOTAL ASSETS	8,427,636
LIABILITIES
Unrealized depreciation on forward foreign currency contracts	66,904
Variation margin payable	6,248
Investment Advisory fees payable — Note 3	5,101
Trustees’ fees payable — Note 6	2.343
Distribution fees payable, Advisor Shares — Note 3	873
Distribution fees payable, A Shares — Note 3	645
Sub-administration fees payable — Note 3	596
Distribution fees payable, R Shares — Note 3	174
Transfer agent fees payable	60,581
Audit fees payable	41,714
Registration fees payable	18,229
Legal fees payable	17,808
Accrued expenses and other liabilities	12,536
TOTAL LIABILITIES	233,752
NET ASSETS	$8,193,884
NET ASSETS
Capital paid-in	$18,455,393
Undistributed net investment income	120,577
Accumulated net realized loss on investments, affiliated investments, futures and foreign currency transactions	(10,694,719)
Net unrealized appreciation on investments and affiliated investments	431,762
Net unrealized depreciation on futures	(69,775)
Net unrealized depreciation on forward foreign currency contracts and foreign currency translations	(49,354)
NET ASSETS	$8,193,884
Investor Shares:
Net assets	$1,786,158
Total shares outstanding at end of year	219,105
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$8.15
A Shares:
Net assets	$2,442,936
Total shares outstanding at end of year	299,370
Net asset value and redemption price per share (net assets ÷ shares outstanding)	$8.16
Maximum offering price per share ($8.16 ÷ 95.5%)	$8.54
Advisor Shares:
Net assets	$3,964,790
Total shares outstanding at end of year	487,392
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$8.13
Cost of securities	$6,546,652
Cost of affiliated securities	$1,214,307

The accompanying notes are an integral part of the financial statements.

6

Schroder Multi-Asset Growth Portfolio (in liquidation)

Statement of Operations

For the Year ended October 31, 2011

INVESTMENT INCOME
Dividend income	$347,682 (1)
Interest income	79
Foreign taxes withheld	(204)
TOTAL INCOME	347,557
EXPENSES
Investment Advisory fees — Note 3	64,228
Distribution fees, Advisor Shares — Note 3	10,396
Distribution fees, A Shares — Note 3	6,473
Distribution fees, R Shares — Note 3	2,338
Trustees fees — Note 6	11,503
Sub-administration fees — Note 3	7,493
Transfer agent fees	203,016
Registration fees	95,942
Legal fees	42,510
Audit fees	39,342
Insurance	15,490
Custodian fees	10,718
Printing	3,376
Pricing fees	284
Other	9,897
TOTAL EXPENSES	523,006
Expenses waived by Investment Advisor — Note 3	(64,228)
Reimbursement from Investment Advisor	(353,935)
NET EXPENSES	104,843
NET INVESTMENT INCOME	242,714
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AFFILIATED INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain on investments sold	101,276
Net realized gain on affiliated investments sold	327,951
Net realized gain on futures	37,657
Net realized loss on foreign currency transactions	(51,674)
Net realized gain on investments, affiliated investments, futures and foreign currency transactions	415,210

Change in unrealized depreciation on investments	(483,263)
Change in unrealized depreciation on affiliated investments	(421,629)
Change in unrealized depreciation on futures	(83,957)
Change in unrealized depreciation on forward foreign currency contracts and foreign currency translations	(14,268)
Net change in unrealized depreciation on investments, affiliated investments, futures, forward foreign currency contracts and foreign currency translations	(1,003,117)
NET REALIZED AND UNREALIZED LOSS	(587,907)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(345,193)

(1) Includes affiliated income of $26,577.

The accompanying notes are an integral part of the financial statements.

7

Schroder Multi-Asset Growth Portfolio (in liquidation)

Statement of Changes in Net Assets

For the Years Ended October 31,

	2011	2010
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$242,714	$168,135
Net realized gain on investments, affiliated investments, futures and foreign currency transactions	415,210	320,845
Change in unrealized appreciation (depreciation) on investments, affiliated investments, futures, forward foreign currency contracts and foreign currency translations	(1,003,117)	452,391

Net increase (decrease) in net assets resulting from operations	(345,193)	941,371

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(50,896)	(14,813)
A Shares	(92,340)	(51,806)
Advisor Shares	(146,331)	(73,802)
R Shares	(16,034)	(8,406)
Total dividends and distributions	(305,601)	(148,827)

Share Transactions:

Investor Shares:
Sales of shares	952,274	595,278
Reinvestment of distributions	16,335	14,813
Redemption of shares	(245,324)	(137,846)
Redemption fees - Note 5	—	95
Total increase from Investor Share transactions	723,285	472,340
A Shares:
Sales of shares	164,026	117,768
Reinvestment of distributions	92	45,079
Redemption of shares	(77,849)	(370,534)
Redemption fees - Note 5	—	24
Total increase (decrease) from A Share transactions	86,269	(207,663)
Advisor Shares:
Sales of shares	287,057	623,484
Reinvestment of distributions	5,563	73,802
Redemption of shares	(26,324)	(361,505)
Redemption fees - Note 5	17	—
Total increase from Advisor Share transactions	266,313	335,781
R Shares*:
Reinvestment of distributions	—	8,406
Redemption of shares	(438,897)	—
Total increase (decrease) from R Share transactions	(438,897)	8,406
Net increase in net assets from share transactions	636,970	608,864
Total increase (decrease) in net assets	(13,824)	1,401,408
Net Assets
Beginning of year	8,207,708	6,806,300
End of year	$8,193,884	$8,207,708
Undistributed net investment income	$120,577	$234,622

*The R Shares were fully liquidated on October 28, 2011.

The accompanying notes are an integral part of the financial statements.

8

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The accompanying notes are an integral part of the financial statements.

9

Schroder Multi-Asset Growth Portfolio (in liquidation)

Financial Highlights

For the Years or Periods Ended October 31, (unless otherwise indicated)

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Multi-Asset Growth Portfolio
Investor Shares
2011	$8.78	$0.27	$(0.56)		$(0.29)	$(0.34)	$—	$(0.34)
2010	7.92	0.19	0.86		1.05	(0.19)	—	(0.19)
2009	7.01	0.18	1.09		1.27	(0.36)	—	(0.36)
2008(b)	10.00	0.16	(3.15)		(2.99)	—	—	—
A Shares
2011	$8.79	$0.25	$(0.56)		$(0.31)	$(0.32)	$—	$(0.32)
2010	7.92	0.19	0.84		1.03	(0.16)	—	(0.16)
2009	7.00	0.21	1.05	†	1.26	(0.34)	—	(0.34)
2008(b)	10.00	0.14	(3.14	)†	(3.00)	—	—	—
Advisor Shares
2011	$8.77	$0.25	$(0.57	)†	$(0.32)	$(0.32)	$—	$(0.32)
2010	7.91	0.18	0.86		1.04	(0.18)	—	(0.18)
2009	7.00	0.17	1.08	†	1.25	(0.34)	—	(0.34)
2008(b)	10.00	0.14	(3.14)		(3.00)	—	—	—

The accompanying notes are an integral part of the financial statements.

10

Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)		Ratio of Net Investment Income to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$8.15	(3.51)%	$1,786	1.00%	5.96%		3.04%	64%
8.78	13.55	1,173	1.17	5.63		2.34	40
7.92	19.49	607	1.25	6.30		2.53	45
7.01	(29.90)	354	1.25	3.80	(c)	1.91	151

$8.16	(3.73)%	$2,443	1.25%	6.20%		2.80%	64%
8.79	13.21	2,555	1.44	5.95		2.30	40
7.92	19.13	2,496	1.50	4.58		3.11	45
7.00	(30.00)	18,320	1.50	4.06	(c)	1.65	151

$8.13	(3.84)%	$3,965	1.25%	6.20%		2.81%	64%
8.77	13.34	4,011	1.43	5.93		2.23	40
7.91	19.11	3,288	1.50	6.27		2.42	45
7.00	(30.00)	2,660	1.50	4.06	(c)	1.66	151

(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on December 20, 2007. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)

If tax expense was not included, the Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets) would have been 3.20%, 3.46%, and 3.46%, for the Investor Shares, A Shares, and Advisor Shares respectively.

†	Includes redemption fees. Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

11

Notes to Financial Statements

October 31, 2011

NOTE 1 — ORGANIZATION

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into six separate series, five of which are diversified: Schroder Multi-Asset Growth Portfolio, Schroder International Multi-Cap Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Total Return Fixed Income Fund (collectively, the “SST Funds”), and one of which is non-diversified: Schroder Absolute Return and Currency Fund. Only the Financial Statements of the Schroder Multi-Asset Growth Portfolio (the “Fund”) are presented in this report. The financial statements of the remaining SST Funds and other Schroder Mutual Funds are presented separately.  As of the date of these financial statements, Schroder Absolute Return EMD and Currency Fund had not yet commenced operations.

The Board of Trustees (“Trustees”) voted to liquidate the Fund on October 20, 2011.  It is expected that the Fund will liquidate on or about December 15, 2011.  In connection with the liquidation, the Fund will pay a distribution of all of the Fund’s remaining assets to shareholders on a pro rata basis at the time of the liquidation. It is expected that the liquidation proceeds will be paid entirely in cash.

In connection with its liquidation, the Fund adopted the liquidation basis of accounting, which among other things, requires the Fund to record assets and liabilities at their net realizable value and to provide estimated costs of liquidating the Fund to the extent that they are reasonably determinable.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Portfolio securities, including exchange traded fund (“ETF”) shares, listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices (“mid-market price”). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services.  Investments in registered investment companies are priced at each fund’s daily net asset value.  The assets of the Fund include investments in underlying affiliated registered investment companies, which are valued at their respective daily net asset values.  Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Fund’s Trustees. The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Fund’s Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

12

Notes to Financial Statements (continued)

October 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For the year ended October 31, 2011, there have been no significant changes to the Fund’s fair valuation methodologies. Fair value measurement classifications are summarized on the Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of the Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund would not be subject to Federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of its net investment income during each calendar year, capital gains and certain other amounts, if any, the Fund would not be subject to a Federal excise tax. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the year ended October 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Fund and other Schroder Mutual Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Fund and other Schroder Mutual Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for the Fund.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. The Fund may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation

13

Notes to Financial Statements (continued)

October 31, 2011

(depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase the Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Fund has entered into an investment advisory agreement with Schroder Investment Management North America Inc. (“SIMNA”). Under this agreement, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rate based on average daily net assets of the Fund. In order to limit the expenses of the Investor Shares, A Shares and Advisor Shares of the Fund, SIMNA has contractually agreed to pay or reimburse the Fund for expenses through February 29, 2012, to the extent that the total annual fund operating expenses of the Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

			Expense Limitation
	Management fee		Investor Shares	A Shares	Advisor Shares
Schroder Multi-Asset Growth Portfolio	0.75	%*	1.00%	1.25%	1.25%

*SIMNA has contractually agreed, until February 29, 2012, to reduce its management fee by 0.33%.

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of the Fund. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from the Fund, after waivers.

Effective November 1, 2010, under sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the Fund along with other open-end series management investment companies managed by SIMNA, paid fees to SEI based on the aggregate average daily net assets of all the SST Funds and other Schroder Mutual Funds according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion.  The Fund pays its pro rata portion of such fees.

Prior to November 1, 2010, under sub-administration and accounting agreements with SEI, the Fund along with other open-end series management investment companies managed by SIMNA, paid fees to SEI based on the aggregate average daily net assets of all the SST Funds and other Schroder Mutual Funds according to the following annual rates: 0.095% on the first $1 billion of such assets; 0.085% on the next $1 billion of such assets; 0.07% on the next $1 billion of such assets; 0.06% on the next $2 billion of such asses; and 0.05% on net assets in excess of $5 billion.  The Fund paid its pro rata portion of such fees.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its A Shares, Advisor Shares and R Shares. Under the Plan, the Fund may make payments at the following annual rates to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Fund’s A Shares, Advisor Shares and R Shares: A Shares and Advisor Shares: up to 0.25% of the average daily net assets attributable to its A Shares or Advisor Shares; and R Shares: up to 0.50% of the average daily net assets attributable to its R Shares.  The R Shares were fully liquidated on October 28, 2011.

14

Notes to Financial Statements (continued)

October 31, 2011

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance, and cash flows. The year-end fair values on the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses as disclosed on the Statement of Operations are generally indicative of the volume of the Fund’s derivative activity for the year.

The fair value of derivative instruments as of October 31, 2011, was as follows:

Schroder Multi-Asset Growth Portfolio	Statement of Assets and Liabilities Location	Asset Derivatives	Liability Derivatives
Equity contracts	Unrealized appreciation/(depreciation) on futures contracts	$—	$(56,746)
Interest rate contracts	Unrealized appreciation/(depreciation) on futures contracts	—	(13,029)
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	17,608	(66,904)
		$17,608	$(136,679)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011, was as follows:

The amount of realized and unrealized gain (loss) on derivatives recognized in income:

Schroder Multi-Asset Growth Portfolio	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Total

Equity contracts
Futures contracts	$27,676	$(70,928)	$(43,252)
Interest rate contracts
Futures contracts	9,981	(13,029)	(3,048)
Foreign exchange contracts
Forward contracts	(25,910)	(10,823)	(36,733)
	$11,747	$(94,780)	$(83,033)

15

Notes to Financial Statements (continued)

October 31, 2011

NOTE 5 — REDEMPTION FEES

The Fund generally imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Fund and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statement of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statement of Assets and Liabilities. The Fund retained redemption fees of $17 for the year ended October 31, 2011.

NOTE 6 — TRANSACTIONS WITH AFFILIATES

TRUSTEES’ FEES: The Fund pays no compensation to Trustees who are interested persons of all open-end investment companies distributed by Schroder Advisors, including the Fund. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the year ended October 31, 2011, Trustees who are not interested persons of Schroder Mutual Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of Schroder Mutual Funds received an additional $1,000 per meeting, with the Audit Committee chair receiving a $5,000 retainer. If a meeting relates to a single Schroder Mutual Fund or group of Schroder Mutual Funds, payments of such meeting fees are allocated only among those funds to which the meeting relates.

Officers of the Fund are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Fund for serving as officers of the Fund.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of investments, excluding short-term securities for the Fund, for the year ended October 31, 2011 were as follows:

	Purchases	Sales
Schroder Multi-Asset Growth Portfolio	$5,080,784	$6,418,785

Investments made by the Fund in other Schroder Mutual Funds are considered to be investments in Affiliated Companies as defined under section 2(a)(2) of the Investment Company Act. A summary of the investment and income activity in each Affiliated Company’s shares for the Fund is as follows:

Affiliated Registered Investment Company	Purchases	Sales	Realized Gains	Income from Affiliated Investments

Schroder U.S. Small and Mid Cap Opportunities Fund	$35,795	$605,026	$207,519	$—

Schroder Emerging Market Equity Fund	283,501	335,847	82,626	2,533

Schroder International Alpha Fund	3,835	51,380	19,444	3,835

Schroder International Multi-Cap Value Fund	20,209	313,789	18,362	20,209

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

16

Notes to Financial Statements (continued)

October 31, 2011

At October 31, 2011, the Fund reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder Multi-Asset Growth Portfolio	$(51,158)	$51,674	$(516)

The tax character of dividends and distributions declared during the years ended October 31, 2011 and October 31, 2010, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder Multi-Asset Growth Portfolio
2011	$305,601	$—	$305,601
2010	148,827	—	148,827

As of October 31, 2011, the components of accumulated losses on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder Multi-Asset Growth Portfolio	$123,205	$(10,235,143)	$(136,748)	$(12,823)	$(10,261,509)

As of October 31, 2011, the Fund had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

	October 31,
	2016	2017

Schroder Multi-Asset Growth Portfolio	$2,772,155	$7,462,988

During the year ended October 31, 2011, the Fund utilized capital loss carryforwards to offset capital gains in the amount of $300,195.

As stated in Note 1, the Fund is in liquidation so the capital loss carryforwards may not be used.

At October 31, 2011, the identified cost for Federal income tax purposes of investments owned by the Fund and the respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder Multi-Asset Growth Portfolio	$8,280,115	$640,224	$(727,618)	$(87,394)

17

Notes to Financial Statements (continued)

October 31, 2011

NOTE 9 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Fund beneficially, 5% or more of shares of the Fund outstanding as of October 31, 2011 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder Multi-Asset Growth Portfolio	6	94.03%

NOTE 10 — LINE OF CREDIT

The Fund, along with other Schroder Mutual Funds, entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the funds based on its borrowings at the current reference rate. The funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Fund did not have any borrowings under the credit agreement during the year ended October 31, 2011.

NOTE 11 — CAPITAL SHARE TRANSACTIONS

	Multi-Asset Growth Portfolio
	2011	2010
Investor Shares:
Sales of shares	111,861	71,681
Reinvestment of distributions	1,911	1,859
Redemption of shares	(28,195)	(16,666)
Net increase in Investor Shares	85,577	56,874
A Shares:
Sales of shares	18,053	14,361
Reinvestment of distributions	11	5,635
Redemption of shares	(9,346)	(44,463)
Net increase (decrease) in A Shares	8,718	(24,467)
Advisor Shares:
Sales of shares	32,140	77,451
Reinvestment of distributions	651	9,260
Redemption of shares	(2,957)	(44,502)
Net increase in Advisor Shares	29,834	42,209
R Shares*:
Reinvestment of distributions	—	1,054
Redemption of shares	(53,589)	—
Net increase (decrease) in R Shares	(53,589)	1,054

*The R Shares were fully liquidated on October 28, 2011.

18

Notes to Financial Statements (continued)

October 31, 2011

NOTE 12 — SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2011.

The Trustees have approved liquidation of the Fund.  The liquidation is expected to occur on or about December 15, 2011.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Schroder Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder Multi-Asset Growth Portfolio (constituting part of the Schroder Series Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2011

20

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

The Advisory Agreements for all of the Schroder Mutual Funds (the “Schroder Mutual Funds”) are subject to annual approval by the Trustees of the Schroder Mutual Funds. The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North America Inc. (“SIMNA”) and regularly review detailed information regarding the investment program and performance of each Schroder Mutual Fund. The Trustees met in June 2011 to consider the continuation of the Advisory Agreements in respect of Schroder Multi-Asset Growth Portfolio, the Fund included in this report for the following year. The Trustees considered a number of factors, though they did not identify one particular factor alone that they considered determinative. Factors considered by the Trustees included those described below, among others. The Trustees considered the fees charged by SIMNA to the Fund under the Advisory Agreements, and the fees payable by SIMNA to Schroder Investment Management North America Limited (“SIMNA Ltd.”) as sub-advisor to the Fund out of the fees received by SIMNA with respect to the Fund. The Trustees also considered the total expense ratio of the Fund. The Trustees reviewed the information provided by SIMNA and compiled by the independent Lipper organization showing a comparison of SIMNA’s fee rate for the Fund, as well as the Fund’s expense ratio, and the Fund’s brokerage commissions compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also considered information provided by SIMNA as to the fees charged by SIMNA to clients other than the Fund, including institutional separate accounts, private funds, offshore funds and mutual funds for which SIMNA serves as sub-advisor.

The Trustees noted that the advisory fees or the advisory and administrative fees charged by SIMNA to the Schroder Mutual Funds appeared generally to be fair compared to those paid by other clients of SIMNA and that SIMNA generally charges lower fees to third-party mutual funds for which SIMNA serves as sub-advisor. Representatives of SIMNA reviewed with the Trustees the reasons for the differences between the fees charged to the Schroder Mutual Funds and to those third-party mutual funds, citing, among other things, the fact that the services and resources required of SIMNA where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Schroder Mutual Funds, since many of the compliance and regulatory responsibilities related to the management function are retained in part by the primary advisor. The Trustees also noted that in many cases the fees charged to SIMNA’s separate account clients are lower than those charged to the Schroder Mutual Funds. Representatives of SIMNA stated that this is primarily due to the fact that the compliance, legal, and administrative burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients and that management of public mutual funds generally subjects SIMNA and SIMNA Ltd. to increased regulatory and enterprise risk. Representatives of SIMNA also reported that the Schroder Mutual Funds require the resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not necessarily the case for separate account clients. Representatives of SIMNA also noted that fees charged to institutional or high net worth clients are determined in the context of the competitive market in which the products are offered.

The Trustees considered the profitability analysis with respect to each Schroder Mutual Fund for the years ended December 31, 2010 and December 31, 2009.  The Trustees noted that the profitability improved in the calendar year ended December 31, 2010 as compared to the calendar year ended December 31, 2009 as assets under management had grown.  The Trustees concluded that the profitability of the Schroder Mutual Funds to SIMNA did not appear unreasonable in light of services rendered, the Schroder Mutual Funds’ performance and SIMNA’s investment of resources in the Schroder Mutual Funds. The Trustees considered whether economies of scale would likely be realized as the Schroder Mutual Funds grow and whether a reduction in the advisory fees paid by the Schroder Mutual Funds by means of breakpoints would be appropriate. They concluded, in light of the sizes of the Schroder Mutual Funds and their expected growth rates, that it did not appear necessary at this point for new breakpoints to be implemented, although they would continue to consider the matter in the future as the Schroder Mutual Funds grow. In addition, representatives of SIMNA noted that most of the Schroder Mutual Funds were relatively small and, in its view, competitively priced, and that SIMNA believed that where it is recognizing profit from a product, the level of profitability is not excessive.

Representatives of SIMNA discussed with the Trustees the detailed fee and expense and performance information presented by Lipper for the Fund in connection with the proposed renewal of the Advisory Agreements. Representatives of SIMNA also explained that Lipper selects the peer group funds for the Fund with input from SIMNA.  The Trustees noted that Lipper performance data also shows performance compared to benchmarks.

21

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited) — (concluded)

For Schroder Multi-Asset Growth Portfolio, the Trustees considered that the Fund’s performance for the last year compared to its peer group was in the third quintile, and representatives of SIMNA discussed the difficulty of comparing the Fund’s strategy to that of its Lipper peer group because the peer group is quite small and the Fund’s investment program is in many respects unique.  Representatives of SIMNA also discussed the Fund’s overall performance and noted that the Fund is performing for the most part as management designed it to perform.  The Trustees noted that the Fund’s contractual management fee was in the second quintile for its peer group but its actual management fee was in the first quintile for its peer group.  The Trustees also considered that total expenses of the Fund were in the first quintile for Investor Shares and in the third quintile for Advisor Shares, A Shares and R Shares.

Representatives of SIMNA confirmed that the services provided by SIMNA and SIMNA Ltd. to the Fund are separate and distinct from the services provided by SIMNA and SIMNA Ltd. to the underlying Schroder mutual funds held by the Fund, and that the advisory fees charged to the Fund are based on services that are in addition to, and not duplicative of, services provided pursuant to the advisory agreements between SIMNA and SIMNA Ltd. to the underlying funds.  In addition, representatives of SIMNA noted that the management fee waiver and expense cap were still in place and that management regularly reviewed the management fee waiver and expense cap to reflect adjustments in investments by the Fund in other Schroder mutual funds and pooled vehicles.  The Trustees, in light of the information provided, determined that the Fund’s management fee did not appear unreasonable.

The Trustees considered the overall nature, extent, and quality of the services provided by SIMNA and SIMNA Ltd. and the non-advisory services provided by affiliates of SIMNA. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of SIMNA’s senior management, and the time and attention devoted by each to the Fund. After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Schroder Mutual Funds, SIMNA or SIMNA Ltd., in concluding that the Fund’s fees appeared reasonable, unanimously voted to approve the continuation of the Fund’s Advisory Agreements, including the advisory fees proposed in connection with that continuation.

22

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of A Shares and Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder Multi-Asset Growth Portfolio
Actual Expenses
Investor Shares	$1,000.00	$869.80	1.00%	$4.71
A Shares	1,000.00	869.00	1.25	6.30
Advisor Shares	1,000.00	868.60	1.25	5.89
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.16	1.00%	$5.09
A Shares	1,000.00	1,018.90	1.25	6.36
Advisor Shares	1,000.00	1,018.90	1.25	6.36

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

23

Trustees and Officers (unaudited)

Additional information regarding the Trustees is included in the Fund’s Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Series In Fund Complex Overseen by Board Member (a)	Other Directorships Held by Board Member
Trustees

Catherine A. Mazza†, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman (All Trusts)	Indefinite Since 2003 (SGST) Since 2006 (SCFD and SST)	Trustee and Chairman of each Trust; Institutional Relationship Director, SIMNA; Member of the Board of Managers, Schroder Fund Advisors LLC. Formerly, President and Chief Executive Officer, SCFD and SST; Senior Vice President, SIMNA.	10	None

Jay S. Calhoun*, 56 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 12/2010	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	10	None

Margaret M. Cannella*, 59 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 12/2010	Adjunct professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JP Morgan Securities Inc. and Managing Director, Head, US Corporate Research, JP Morgan Securities Inc.	10	CHF Finance International (for profit joint venture of the World Bank and CHF); Pierre Foods; Trustee, Princeton-in-Asia; Wilshire Funds.

James D. Vaughn*, 66 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2003	Retired. Formerly Managing Partner, Deloitte & Touche USA, LLP — Denver (accounting.)	10	AMG National Trust Bank.

* Also serves as a member of the Audit Committee for each Trust on which they serve.

† Trustee deemed to be an “interested person” of the Trusts as defined in the 1940 Act is referred to as an “Interested Trustee.” Ms. Mazza is an Interested Trustee due to her status as an officer and employee of SIMNA, the Trust’s investment advisor and its ffiliates.

(a) The “Fund Complex” includes all series of Schroder Capital Funds (Delaware) (“SCFD”), SST and Schroder Global Series Trust (“SGST”).

24

Trustees and Officers (unaudited) — (concluded)

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Mark A. Hemenetz, 55 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since 2004	Chief Operating Officer-Americas, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

Alan M. Mandel, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite Since 1998 (SST and SCFD) Since 2003 (SGST)	Head of Fund Administration, SIMNA; Member of Board of Managers, Schroder Fund Advisors, LLC.

Stephen M. DeTore, 60 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2005	Chief Compliance Officer, SIMNA; Member of Board of Managers, Schroder Fund Advisors LLC.

William Sauer, 48 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Since 2008	Head of Investor Services, SIMNA. Formerly, Vice President, The Bank of New York

Carin Muhlbaum, 49 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998 (SST and SCFD) Vice President since 2003 (SGST)	General Counsel, SIMNA; Member of Board of Managers, Secretary and General Counsel, Schroder Fund Advisors LLC.

Abby Ingber, 48 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, SIMNA. Formerly, Senior Counsel, TIAA-CREF.

Angel Lanier, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2005	Legal Assistant, SIMNA; Assistant Secretary, Schroder Fund Advisors LLC.

25

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2011, the Fund has designated the following items with regard to distributions paid during the year.

	Long Term (15% Rate) Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualifying Interest Income (4)	Qualifying Short-Term Capital Gain (5)

Schroder Multi-Asset Growth Portfolio	0.00%	100.00%	100.00%	1.24%	15.77%	0.00%	0.04%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.
(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of the aforementioned fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid by foreign investors.

For the Short period ended December 15, 2011, the fund designates all distributions in short period as ordinary income distributions.

On December 9, 2011, the Fund made per share income distributions to the shareholders of record as of December 8, 2011:

Net Investment Income
Schroder Multi-Asset Growth Portfolio
Investor Shares	$0.1545
A Shares	0.1338
Advisor Shares	0.1338

26

Shareholder Voting Results (unaudited)

Schroder Series Trust

 (the ‘‘Trust’’)

Special Meeting of Shareholders

December 3, 2010

At the Combined Meeting of Shareholders, shareholders of the Trust were asked to vote for the election of Trustees of the applicable Trust. The results of the vote are provided below:

	Total Shares Outstanding	Votes in Favor	Votes Withheld	% of Outstanding Shares Voting in Favor	% of Shares Present Voting in Favor
Jay S. Calhoun
Schroder Series Trust	42,927,874.9220	26,278,774.3110	158,039.0000	61.216%	99.402%

Margaret M. Cannella
Schroder Series Trust	42,927,874.9220	26,275,871.3110	160,942.0000	61.209%	99.391%

Catherine A. Mazza
Schroder Series Trust	42,927,874.9220	26,300,760.3110	136,053.0000	61.267%	99.485%

James D. Vaughn
Schroder Series Trust	42,927,874.9220	22,312,873.3110	4,123,940.0000	51.977%	84.401%

27

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and income

•      account balances and account transactions

•      assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•      open an account and provide account information

•      give us your contact information

•      show your driver’s license or government issued ID

•      enter into an investment advisory contract

•      make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•      Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•      Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella James D. Vaughn

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.
Custodian	JPMorgan Chase Bank
Counsel	Ropes & Gray LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trust.

Schroder Series Trust P.O. Box 8507 Boston, MA 02266 (800) 464-3108

Item 2.           Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.           Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial expert is James D. Vaughn.  Mr. Vaughn is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.           Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2011					2010
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$148,997		N/A	$38,780		$150,247		N/A	$31,000
(b)	Audit-Related Fees	$0		$0	$0		$0		$0	$0
(c)	Tax Fees	$18,530	(1)	$0	$432,838	(2)	$24,050	(1)	$0	$308,813	(2)
(d)	All Other Fees	$0		$0	$0		$0		$0	$0

Notes:

(1)          Tax return preparation fees.

(2)          Tax compliance services provided to service affiliates of the Funds.

(e)(1)                    The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2)                    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	n/a	n/a
Tax Fees	0%	0%
All Other Fees	n/a	n/a

(f)            Not applicable.

(g)           The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP for the last two fiscal years were $451,368 and $332,863 for 2011 and 2010, respectively.

(h)           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments

Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.         Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from August 1, 2011 through October 31, 2011 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Series Trust

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: January 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date: January 4, 2012

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Chief Financial Officer
Date: January 4, 2012

*     Print the name and title of each signing officer under his or her signature.